As filed with the Securities and Exchange Commission on December 15, 2005
                                                      Registration Nos. 33-46593
                                                                        811-6578

--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     |X|

                         Pre-Effective Amendment No.                   |_|

                       Post-Effective Amendment No. 20                 |X|

                                       and

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 |X|

                                Amendment No. 21                       |X|

                                   ----------

                             The Glenmede Portfolios
               (Exact Name of Registrant as Specified in Charter)

                              200 Clarendon Street
                           Boston, Massachusetts 02116
                    (Address of Principal Executive Offices)

                         Registrant's Telephone Number:
                                 1-800-442-8299

                             Michael P. Malloy, Esq.
                                    Secretary
                           Drinker Biddle & Reath LLP
                                One Logan Square
                              18th & Cherry Streets
                           Philadelphia, PA 19103-6996
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

|_|      immediately upon filing pursuant to paragraph (b)
|_|      on  (date) pursuant to paragraph (b)
|_|      60 days after filing pursuant to paragraph (a)(i)
|X|      on February 28, 2006  pursuant to paragraph (a)(i) of Rule 485
|_|      75 days after filing pursuant to paragraph (a)(i)
|_|      on (date) pursuant to paragraph (a)(ii) of Rule 485.

If appropriate, check the following box:

|_| this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

       Title of Securities Being Registered: Shares of Beneficial Interest

--------------------------------------------------------------------------------

                             THE GLENMEDE FUND, INC.
                             THE GLENMEDE PORTFOLIOS


                                   PROSPECTUS


                                February __, 2006






                             MONEY MARKET PORTFOLIOS

                            Government Cash Portfolio
                            Tax-Exempt Cash Portfolio



                                 BOND PORTFOLIOS

                           Core Fixed Income Portfolio
                           Muni Intermediate Portfolio
                            New Jersey Muni Portfolio





                               INVESTMENT ADVISOR
                             Glenmede Advisers, Inc.



THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE PORTFOLIOS' SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

                                TABLE OF CONTENTS

RISK/RETURN SUMMARY..........................................................3

INVESTMENTS.................................................................17

PRICE OF PORTFOLIO SHARES...................................................23

PURCHASE OF SHARES..........................................................24

REDEMPTION OF SHARES........................................................24

ADDITIONAL INFORMATION ON THE PURCHASE AND REDEMPTION
 OF SHARES OF THE PORTFOLIOS................................................25

FREQUENT PURCHASES AND REDEMPTIONS OF PORTFOLIO SHARES......................25

DIVIDENDS AND DISTRIBUTIONS.................................................26

TAXES ......................................................................26

MANAGEMENT OF THE PORTFOLIOS................................................29

GENERAL INFORMATION.........................................................31

FINANCIAL HIGHLIGHTS........................................................31

                               RISK/RETURN SUMMARY


                             MONEY MARKET PORTFOLIOS


                                              INVESTMENT OBJECTIVE                       PRINCIPAL INVESTMENT STRATEGIES
GOVERNMENT CASH PORTFOLIO               Maximum current interest income           The Portfolio invests primarily in short-term
                                        consistent with the preservation of       securities issued by the U.S. Treasury or
                                        capital and liquidity.                    U.S. Government-related agencies, and
                                                                                  repurchase agreements secured by securities
                                                                                  issued or sponsored by such entities.

TAX-EXEMPT CASH PORTFOLIO               Maximum current interest income           The Portfolio invests primarily in tax-exempt
                                        exempt from Federal income taxes          short-term, high quality municipal
                                        consistent with the preservation of       obligations, including, for example, project
                                        capital and liquidity.                    and demand notes, tax, revenue or bond
                                                                                  anticipation notes, municipal bonds, variable
                                                                                  rate demand notes and non-rated privately
                                                                                  placed securities.

                                                                                  The Government Cash and Tax-Exempt Cash
                                                                                  Portfolios (the "Money Market Portfolios")
                                                                                  invest in securities which Glenmede Advisers,
                                                                                  Inc. (the "Advisor") believes present minimal
                                                                                  credit risks at the time of purchase and
                                                                                  which mature or provide for redemption within
                                                                                  13 months from the date of purchase. The
                                                                                  dollar-weighted average maturity of each
                                                                                  Money Market Portfolio is expected to be 90
                                                                                  days or less.

                                 BOND PORTFOLIOS

--------------------------------------------------------------------------------
                                IMPORTANT CONCEPT

TOTAL RETURN consists of net income (dividend and interest income from portfolio securities, less expenses of the Portfolio) and capital gains and losses, both realized and unrealized, from portfolio securities.
--------------------------------------------------------------------------------

                                             INVESTMENT OBJECTIVE                          PRINCIPAL INVESTMENT STRATEGIES
CORE FIXED INCOME PORTFOLIO             Maximum long-term total return              The Portfolio invests primarily in
                                        consistent with reasonable risk to          mortgage-backed and fixed income securities
                                        principal.                                  issued by the U.S. Treasury or U.S.
                                                                                    Government-related agencies. The Portfolio
                                                                                    may also invest in privately issued
                                                                                    mortgage-backed securities, debt
                                                                                    obligations of domestic and foreign
                                                                                    companies and repurchase agreements
                                                                                    collateralized by U. S. Government
                                                                                    securities. It may also enter into reverse
                                                                                    repurchase agreements.

                                                                                    The Advisor purchases securities that it
                                                                                    believes have potential for higher returns
                                                                                    than other securities with similar
                                                                                    characteristics and risk, considering
                                                                                    factors such as maturity, coupon, credit
                                                                                    and any prepayment options. The Advisor
                                                                                    will generally sell a security for a number
                                                                                    of reasons, including when the expected
                                                                                    performance has been realized or to
                                                                                    purchase another security with similar
                                                                                    characteristics and risk but that the
                                                                                    Advisor believes has a higher expected
                                                                                    return. Such securities will be rated at
                                                                                    least A by Standard & Poor's(R) Rating Group
                                                                                    ("S&P(R)") or Moody's Investors Service, Inc.
                                                                                    ("Moody's") and if unrated, determined to
                                                                                    be of comparable quality at the time of
                                                                                    purchase.

MUNI INTERMEDIATE PORTFOLIO             As high a level of current income           The Portfolio invests primarily in
                                        exempt from Federal income tax as is        intermediate and long-term tax-exempt
                                        consistent with preservation of capital.    obligations of the Commonwealth of
                                                                                    Pennsylvania and its political
                                                                                    subdivisions, agencies, instrumentalities
                                                                                    and authorities.

NEW JERSEY MUNI PORTFOLIO               As high a level of current income           The Portfolio invests primarily in
                                        exempt from Federal income tax as is        intermediate and long-term tax-exempt
                                        consistent with preservation of capital.    obligations of the State of New Jersey and
                                                                                    its political subdivisions, agencies,
                                                                                    instrumentalities and authorities.

                                                                                    The Muni Intermediate and New Jersey Muni
                                                                                    Portfolios (the "Muni Portfolios") purchase
                                                                                    municipal obligations that the Advisor
                                                                                    believes have the best value compared to
                                                                                    securities of similar credit quality and
                                                                                    maturity range. The Muni Portfolios
                                                                                    generally sell municipal obligations for a
                                                                                    number of reasons, including a change in
                                                                                    credit quality, to extend maturity, to
                                                                                    increase yield or to raise funds to cover
                                                                                    redemptions.

                                                                                    Each Muni Portfolio will invest in
                                                                                    securities that are rated at the time of
                                                                                    purchase within the three highest ratings
                                                                                    assigned by Moody's (i.e., Aaa, Aa, A) or
                                                                                    S&P (AAA, AA, A) in the case of bonds, or
                                                                                    rated SP-1 or higher by S&P or MIG-2 or
                                                                                    higher by Moody's in the case of notes.
                                                                                    Each Muni Portfolio may invest in unrated
                                                                                    securities if they are determined to be of
                                                                                    comparable quality at the time of purchase.

                                                                                    The Core Fixed Income and Muni Portfolios
                                                                                    (the "Bond Portfolios") expect to maintain
                                                                                    a dollar-weighted average maturity of 3 to
                                                                                    10 years.

PRINCIPAL RISKS OF
  INVESTING

        ALL PORTFOLIOS                    The strategy that the Advisor uses
                                          may fail to produce the intended
                                          result.

                                          An investment in a Portfolio is
                                          not a bank deposit and is not
                                          insured or guaranteed by the
                                          Federal Deposit Insurance
                                          Corporation or any other
                                          government agency.

        ALL BOND PORTFOLIOS               The value of fixed income
                                          securities tends to fluctuate with
                                          changes in interest rates.
                                          Generally, their value will
                                          decrease when interest rates rise
                                          and increase when interest rates
                                          fall. Fixed income securities are
                                          also subject to the risk that an
                                          issuer will be unable to make
                                          principal and interest payments
                                          when due. Therefore, you could
                                          lose money by investing in the
                                          Bond Portfolios.

                                          Fixed income securities with
                                          longer maturities are more
                                          susceptible to interest rate
                                          fluctuations than those with
                                          shorter maturities. Therefore, the
                                          risk of interest rate fluctuation
                                          is greater to the extent that the
                                          Bond Portfolios invest in
                                          long-term securities.

        GOVERNMENT CASH PORTFOLIO         The Government Cash and Core Fixed
        CORE FIXED INCOME PORTFOLIO       Income Portfolios may invest in
                                          obligations issued or guaranteed
                                          by the U.S. Government, its
                                          agencies or instrumentalities.
                                          Direct obligations of the U.S.
                                          Government such as Treasury bills,
                                          notes and bonds are supported by
                                          its full faith and credit.
                                          Indirect obligations issued by
                                          federal agencies and
                                          government-sponsored entities
                                          generally are not backed by the
                                          full faith and credit of the U.S.
                                          Treasury. Accordingly, while U.S.
                                          Government agencies and
                                          instrumentalities may be chartered
                                          or sponsored by Acts of Congress,
                                          their securities are neither
                                          issued nor guaranteed by the U.S.
                                          Treasury. Some of these indirect
                                          obligations may be supported by
                                          the right of the issuer to borrow
                                          from the Treasury; others are
                                          supported by the discretionary
                                          authority of the U.S. Government
                                          to purchase the agency's
                                          obligations; still others are
                                          supported only by the credit of
                                          the instrumentality.

        CORE FIXED INCOME PORTFOLIO       The Core Fixed Income Portfolio
                                          may make loans through
                                          collateralized repurchase
                                          agreements. It may also borrow
                                          money through reverse repurchase
                                          agreements. Although loans made by
                                          the Portfolio are collateralized
                                          with the borrower's securities,
                                          the Portfolio could suffer a loss
                                          if the borrower defaults on its
                                          obligation to buy the securities
                                          back under the terms of the
                                          repurchase agreement.

                                          The Core Fixed Income Portfolio is
                                          subject to prepayment risk.
                                          Prepayment risk is the risk that a
                                          debt security may be paid off and
                                          the proceeds returned to the
                                          Portfolio earlier than
                                          anticipated. Depending on market
                                          conditions, proceeds may be
                                          reinvested at lower interest rates.

        MUNI PORTFOLIOS                   The Muni Intermediate Portfolio
                                          and New Jersey Muni Portfolio are
                                          subject to additional risks.
                                          Because the Muni Intermediate
                                          Portfolio invests primarily in
                                          Pennsylvania municipal obligations
                                          and the New Jersey Muni Portfolio
                                          invests primarily in New Jersey
                                          municipal obligations, they are
                                          classified as non-diversified.
                                          This means that each Muni
                                          Portfolio may invest a greater
                                          percentage of its assets in a
                                          particular issuer, and that a
                                          Portfolio's performance will be
                                          dependent upon a smaller category
                                          of securities than is a
                                          diversified portfolio.
                                          Accordingly, each Muni Portfolio
                                          may experience greater
                                          fluctuations in net asset value
                                          and may have greater risk of loss.

                                          The Muni Intermediate Portfolio
                                          and the New Jersey Muni Portfolio
                                          are each especially susceptible to
                                          the economic, political and
                                          regulatory events that affect
                                          Pennsylvania and New Jersey,
                                          respectively.

                                          Each of the Muni Portfolios is
                                          subject to call risk. Call risk is
                                          the risk that changes in interest
                                          rates may cause certain municipal
                                          securities to be paid off much
                                          sooner or later than expected,
                                          which could adversely affect a
                                          Portfolio's value.

        ALL MONEY MARKET PORTFOLIOS       Although the Money Market
                                          Portfolios invest in money market
                                          instruments which the Advisor
                                          believes present minimal credit
                                          risks at the time of purchase,
                                          there is a risk that an issuer may
                                          not be able to make principal and
                                          interest payments when due.
                                          Although the Money Market
                                          Portfolios seek to preserve the
                                          value of your investment at $1.00
                                          per share, it is possible to lose
                                          money by investing in the Money
                                          Market Portfolios.

                                          The Government Cash Portfolio may
                                          make loans through collateralized
                                          repurchase agreements. Although
                                          loans made by the Portfolio are
                                          collateralized with the borrower's
                                          securities, the Portfolio could
                                          suffer a loss if the borrower
                                          defaults on its obligation to buy
                                          the securities back under the
                                          terms of the repurchase agreement.

        PORTFOLIO HOLDINGS                A description of the Funds'
                                          policies and procedures with
                                          respect to the disclosure of the
                                          Portfolios' securities is
                                          available in the Statement of
                                          Additional Information ("SAI").

WHO MAY WANT TO
    INVEST IN THE

        BOND PORTFOLIOS                   The Bond Portfolios may be
                                          appropriate for you if you seek a
                                          regular stream of income with
                                          higher potential returns than
                                          money market funds and if you are
                                          also willing to accept more risk.

        MONEY MARKET PORTFOLIOS           The Money Market Portfolios may be
                                          appropriate for you if you seek
                                          monthly income with minimal risk
                                          to principal. The Money Market
                                          Portfolios are NOT appropriate for
                                          you if you are seeking a high
                                          level of monthly income or
                                          long-term total return.

BAR CHARTS AND
  PERFORMANCE TABLES                     The bar charts and tables below,
                                         which show the Portfolios' annual
                                         total returns and long-term
                                         performance, provide some
                                         indication of the risks of
                                         investing in the Portfolios. The
                                         bar charts and performance tables
                                         assume reinvestment of dividends
                                         and distributions. The Portfolios'
                                         past performance, before and
                                         after-taxes, does not necessarily
                                         indicate how they will perform in
                                         the future.



      The bar charts show how the performance of the Portfolios has varied from year to year.

                            GOVERNMENT CASH PORTFOLIO


             1996                                         5.40%
             1997                                         5.58%
             1998                                         5.51%
             1999                                         5.07%
             2000                                         6.36%
             2001                                         4.15%
             2002                                         1.76%
             2003                                         1.08%
             2004                                         1.21%
             2005                                         ____%

      During the periods shown in the bar chart, the highest quarterly return was ___% (for the quarter ended __________) and the lowest quarterly return was ___% (for the quarter ended ___________).



                            TAX-EXEMPT CASH PORTFOLIO


             1996                                         3.33%
             1997                                         3.51%
             1998                                         3.30%
             1999                                         3.11%
             2000                                         3.96%
             2001                                         2.48%
             2002                                         1.22%
             2003                                         0.84%
             2004                                         0.94%
             2005                                         ____%

During the periods shown in the bar chart, the highest quarterly return was ___% (for the quarter ended __________) and the lowest quarterly return was ___% (for the quarter ended __________).

                           CORE FIXED INCOME PORTFOLIO


             1996                                          3.88%
             1997                                          9.68%
             1998                                          9.08%
             1999                                         (0.64)%
             2000                                         10.75%
             2001                                          8.06%
             2002                                         10.58%
             2003                                          2.62%
             2004                                          4.06%
             2005                                          ____%

      During the periods shown in the bar chart, the highest quarterly return was ___% (for the quarter ended __________) and the lowest quarterly return was ___% (for the quarter ended __________).



                           MUNI INTERMEDIATE PORTFOLIO


             1996                                         4.36%
             1997                                         7.15%
             1998                                         5.57%
             1999                                         0.86%
             2000                                         7.23%
             2001                                         5.01%
             2002                                         8.74%
             2003                                         3.87%
             2004                                         2.49%
             2005                                         ____%

      During the periods shown in the bar chart, the highest quarterly return was ___% (for the quarter ended __________) and the lowest quarterly return was ___% (for the quarter ended __________).

                            NEW JERSEY MUNI PORTFOLIO


             1996                                         4.13%
             1997                                         7.00%
             1998                                         5.67%
             1999                                        (0.16)%
             2000                                         7.95%
             2001                                         5.45%
             2002                                         8.71%
             2003                                         3.37%
             2004                                         2.04%
             2005                                         ___%

      During the periods shown in the bar chart, the highest quarterly return was ___% (for the quarter ended __________) and the lowest quarterly return was ___% (for the quarter ended __________).

                  THE PORTFOLIOS' AVERAGE ANNUAL TOTAL RETURNS
                     FOR THE PERIODS ENDED DECEMBER 31, 2005


      The tables show how each Portfolio's average annual total returns for one, five and ten years compare to those of selected market indices.

      After-tax returns for the Core Fixed Income, Muni Intermediate and New Jersey Muni Portfolios are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not provided for the Government Cash and Tax-Exempt Cash Portfolios. After-tax returns are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

                             MONEY MARKET PORTFOLIOS

o iMoneyNet's Government All Average is comprised of money market funds investing in U.S. treasury securities and government agency obligations.

o iMoneyNet's National Retail Tax-Free Average(TM) is comprised of money market funds investing in fixed-income securities issued by state and local governments. Generally, interest payments on securities qualify for exemption from Federal income taxes. Funds may also own municipal securities subject to the alternative minimum tax.

It is not possible to invest directly in an index.


    -------------------------------------------------------------------------
                                Past 1     Past 5        Past 10
                                 Year       Years         Years
    -------------------------------------------------------------------------
    GOVERNMENT CASH PORTFOLIO     ___%         ___%         ___%
    -------------------------------------------------------------------------
    iMoneyNet's Government
    All Average(TM)               ___%         ___%         ___%
    -------------------------------------------------------------------------
    7 Day Yield as of December 31, 2005: ___%


    -------------------------------------------------------------------------
                                Past 1     Past 5        Past 10
                                 Year       Years         Years
    -------------------------------------------------------------------------
    TAX-EXEMPT CASH PORTFOLIO     ___%         ___%         ___%
    -------------------------------------------------------------------------
    iMoneyNet's National
    Retail Tax-Free Average (SM)  ___%         ___%         ___%
    -------------------------------------------------------------------------
    7 Day Yield as of December 31, 2005: ___%

                                 BOND PORTFOLIOS

--------------------------------------------------------------------------------

o The Lehman Brothers U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar demoninated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.


o The LipperSM Intermediate U.S. Government Fund Index is comprised of the 30 largest funds in the Lipper Intermediate U.S. Government Fund classification. This classification consists of funds that invest at least 65% of their assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities with dollar-weighted average maturities of 5 to 10 years.

o The Lehman Brothers Municipal 5-Year Bond Index is an unmanaged total return performance benchmark for the short-intermediate, investment-grade tax-exempt bond market.

o The Lipper Intermediate Municipal Debt Fund Index is comprised of the 30 largest funds in the Lipper Intermediate Municipal Debt Fund classification. The classification consists of funds that invest in municipal debt issues with dollar-weighted average maturities of 5 to 10 years.

o The Lipper New Jersey Municipal Debt Fund Index is comprised of the 10 largest funds in the Lipper New Jersey Municipal Debt Fund classification. The classification consists of funds that invest only in securities that are exempt from taxation in New Jersey or cities in New Jersey.

o The Lehman Municipal 1-10 Year Blend Index is a composite index made up of several different broad sub-indices: The Lehman Municipal 1-Year Index; Lehman Municipal 3-Year Index; Lehman Municipal 5-Year Index; Lehman Municipal 7-Year Index; Lehman Municipal 10-Year Index. The total of all these indices represents all maturities between 1-10 Years.

It is not possible to invest directly in an index.
--------------------------------------------------------------------------------


    -------------------------------------------------------------------------
                                          Past 1      Past 5       Past 10
                                           Year        Years        Years
    -------------------------------------------------------------------------
    CORE FIXED INCOME PORTFOLIO
         Return Before Taxes.......      ___%         ___%         ___%

         Return After Taxes on
         Distributions.............      ___%         ___%         ___%

         Return After Taxes on
         Distributions and Sale
         of Fund Shares............      ___%         ___%         ___%
    -------------------------------------------------------------------------
    Lehman Brothers U.S. Aggregate
    Index(1)                             ___%         ___%         ___%
    -------------------------------------------------------------------------
    Lipper Intermediate U.S.
    Government Fund Index(1)             ___%         ___%         ___%
    -------------------------------------------------------------------------
    (1) Reflects no deduction for fees, expenses or taxes.


    -------------------------------------------------------------------------

                                       Past 1         Past 5       Past 10
                                        Year          Years        Years
    -------------------------------------------------------------------------
    MUNI INTERMEDIATE PORTFOLIO
         Return Before Taxes.........    ___%         ___%         ___%

         Return After Taxes on
         Distributions...............    ___%         ___%         ___%

         Return After Taxes on
         Distributions and Sale
         of Fund Shares..............    ___%         ___%         ___%

    -------------------------------------------------------------------------
    Lehman Brothers Municipal
    5-Year Bond Index1                   ___%         ___%         ___%
    -------------------------------------------------------------------------
    Lipper Intermediate Municipal
    Debt Fund Index(1)(TM)               ___%         ___%         ___%
    -------------------------------------------------------------------------
    Lehman Municipal 1-10 Year Blend
    Index                                ___%         ___%         ___%
    -------------------------------------------------------------------------
    (1) Reflects no deduction for fees, expenses or taxes.

    -------------------------------------------------------------------------
                                         Past 1       Past 5       Past 10
                                          Year         Years        Years
    -------------------------------------------------------------------------
    NEW JERSEY MUNI PORTFOLIO
         Return Before Taxes.......       ___%         ___%          ___%

         Return After Taxes on
         Distributions.............       ___%         ___%          ___%

         Return After Taxes on
         Distributions and Sale
         of Fund Shares............       ___%         ___%          ___%
    -------------------------------------------------------------------------
    Lehman Brothers Municipal 5-Year
    Bond Index(1)                         ___%         ___%          ___%
    -------------------------------------------------------------------------
    Lipper New Jersey Municipal Debt
    Fund Index(1)                         ___%         ___%          ___%
    -------------------------------------------------------------------------
    Lehman Municipal 1-10 Year Blend
    Index                                 ___%         ___%          ___%
    -------------------------------------------------------------------------
    (1) Reflects no deduction for fees, expenses or taxes.

FEES AND EXPENSES OF THE PORTFOLIOS

      This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolios.


                                                MONEY MARKET PORTFOLIOS                         BOND PORTFOLIOS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                   CORE FIXED          MUNI
                                              GOVERNMENT      TAX-EXEMPT             INCOME        INTERMEDIATE    NEW JERSEY MUNI
                                            CASH PORTFOLIO  CASH PORFOLIO          PORTFOLIO        PORTFOLIO         PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES (fees paid
directly from your investment)
-----------------------------------------------------------------------------------------------------------------------------------
Maximum Account Fee (annual
percentage of assets under
management)(1).......................           1.25%            1.25%              1.25%(2)          1.25%             1.25%
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from
Portfolio assets)
-----------------------------------------------------------------------------------------------------------------------------------
Management Fees......................          .10%(3)          .10%(3)              .35%(4)         .30%(3)           .30%(3)
-----------------------------------------------------------------------------------------------------------------------------------
 Fee Waiver(3).......................           (.10%)          (.10%)                                (.30%)           (.30%)
-----------------------------------------------------------------------------------------------------------------------------------
Other Expenses(5)....................             %                %                   %                %                 %
-----------------------------------------------------------------------------------------------------------------------------------
Total Annual Portfolio
Operating Expenses...................             %                %                  %(4)              %                 %
-----------------------------------------------------------------------------------------------------------------------------------

---------------

(1) Investors in the Portfolios may be clients of The Glenmede Trust Company, N.A. ("Glenmede Trust") or its affiliated companies ("Affiliates"). The "Maximum Account Fee" in the above table is the current maximum annual fee that Glenmede Trust or its Affiliates would charge its clients directly for fiduciary, trust and/or advisory services (e.g., personal trust, estate, advisory, tax and custodian services). The actual annual fees ("Client Fees") charged by Glenmede Trust and Affiliates for such services vary depending on a number of factors, including the particular services provided to the client, but are generally lower than 1.25% of the client's assets under management. Investors may also have to pay various fees to others to become shareholders of the Portfolios. See "Purchase of Shares."

(2) Glenmede Trust and its Affiliates currently intend to exclude the portion of their clients' assets invested in the Core Fixed Income Portfolio when calculating Client Fees.

(3) The Government Cash, Tax-Exempt Cash, Muni Intermediate and New Jersey Muni Portfolios do not pay any advisory fees to the Advisor or its Affiliates. The "Management Fee" in the above table represents the amount that the Advisor currently believes it would charge for providing similar portfolio management services to other similar mutual fund portfolios. This amount is offset by a "Fee Waiver" in the above table because the Advisor does not charge any advisory fees to the Government Cash, Tax-Exempt Cash, Muni Intermediate and New Jersey Muni Portfolios.

(4) Effective August 1, 2005, the Core Fixed Income Portfolio pays the Advisor a management fee of .35%. "Management Fees" and "Total Annual Portfolio Operations Expenses" of the Core Fixed Income Portfolio have been restated to reflect the current management fee.

(5) "Other Expenses" for the Portfolios includes costs of administration, custody, accounting services, and similar expenses. "Other Expenses" also includes shareholder servicing fees of 0.10% of average daily net assets payable to Glenmede Trust by the Government Cash, Tax-Exempt Cash and Core Fixed Income Portfolios and 0.15% of average daily net assets payable to Glenmede Trust by the Muni Intermediate and New Jersey Muni Portfolios.

EXAMPLE

      This Example is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds.

      The Example assumes that you invest $10,000 in the Portfolios for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolios' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                           MONEY MARKET PORTFOLIOS                      BOND PORTFOLIOS
======================================================================================================
                         GOVERNMENT         TAX-EXEMPT      CORE FIXED        MUNI      NEW JERSEY
                            CASH                CASH           INCOME     INTERMEDIATE     MUNI
                          PORTFOLIO          PORTFOLIO       PORTFOLIO      PORTFOLIO    PORTFOLIO
======================================================================================================
One Year                         $              $                  $            $             $

------------------------------------------------------------------------------------------------------
Three Years                      $              $                  $            $             $

------------------------------------------------------------------------------------------------------
Five Years                       $              $                  $            $             $

------------------------------------------------------------------------------------------------------
Ten Years                        $              $                  $            $             $

======================================================================================================

                                   INVESTMENTS

OBJECTIVE AND PRINCIPAL STRATEGIES

      To help you decide which Portfolio is appropriate for you, this section looks more closely at the Portfolios' investment objectives and policies. You should carefully consider your own investment goals, time horizon and risk tolerance before investing in a Portfolio.


      The investment objectives of the Government Cash, Tax-Exempt Cash and Core Fixed Income Portfolios may be changed by the Board of Directors of The Glenmede Fund, Inc. ("Glenmede Fund") without shareholder approval. The investment objectives of the Muni Intermediate and New Jersey Muni Portfolios may be changed by the Board of Trustees of The Glenmede Portfolios ("Glenmede Portfolios") without shareholder approval.


MONEY MARKET PORTFOLIOS

Government Cash Portfolio

      The investment objective of the Government Cash Portfolio is to provide maximum current interest income consistent with the preservation of capital and liquidity.

      Under normal circumstances, the Government Cash Portfolio invests at least 80% of its net assets (including borrowings for investment purposes) in short-term securities issued by the U.S. Treasury, U.S. Government agencies, or other agencies or instrumentalities sponsored by the U.S. Government, and enters into repurchase agreements secured by securities issued or sponsored by such entities.

Tax-Exempt Cash Portfolio

      The investment objective of the Tax-Exempt Cash Portfolio is to provide maximum current interest income exempt from Federal income taxes consistent with the preservation of capital and liquidity.

      The Tax-Exempt Cash Portfolio invests primarily in short-term, high quality municipal obligations. Municipal obligations may include the following: project notes, demand notes, short-term municipal obligations (including tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes, construction loan notes, and short-term discount notes), municipal bonds, variable rate demand notes, and non-rated tax-exempt, privately placed securities. Under normal circumstances, the Portfolio will invest at least 80% of its net assets (including borrowings for investment purposes) in municipal obligations that pay interest that is exempt from regular Federal income tax and Federal alternative minimum tax. This investment policy cannot be changed without the approval of the Portfolio's shareholders. The Portfolio will use its best efforts to avoid investing any of its assets in municipal obligations which pay interest that may be subject to Federal alternative minimum tax.

INVESTMENT DURATION AND QUALITY

      Each Money Market Portfolio will invest in securities maturing within 13 months from the date of purchase. While this limitation also applies to each Money Market Portfolio's investments in repurchase agreements, securities collateralizing those repurchase agreements may bear maturities exceeding 13 months. Each Money Market Portfolio may also purchase bonds with longer final maturities if, pursuant to a demand feature, they provide for redemption within 13 months from the date of purchase. Each Money Market Portfolio's dollar-weighted average maturity is expected to be 90 days or less.

      The Money Market Portfolios may invest only in securities which the Advisor believes present minimal credit risk at the time of purchase. Eligible securities are: (i) securities rated in the two highest rating categories of a nationally recognized statistical rating organization. If they are rated by more than one such rating agency, at least one other rating agency must rate them in one of its two highest categories; and (ii) unrated securities determined to be of comparable quality at the time of purchase.

BOND PORTFOLIOS

Core Fixed Income Portfolio

      The investment objective of the Core Fixed Income Portfolio is to provide maximum long-term total return consistent with reasonable risk to principal.

      Under normal circumstances, at least 80% of the Portfolio's net assets (including borrowings for investment purposes) will be invested in fixed income securities.

      The Portfolio invests primarily in mortgage-backed securities and fixed income securities issued by the U.S. Treasury, U.S. Government agencies, or other agencies or instrumentalities sponsored by the U.S. Government (collectively, "U.S. Government Securities"). The Portfolio may also invest in privately issued mortgage-backed securities and debt obligations of domestic and foreign companies. The Portfolio expects to achieve consistent results over the long term. The dollar-weighted average maturity of the Portfolio is expected to be between three and ten years. Under normal circumstances, at least 65% of the Portfolio's net assets (including borrowings for investment purposes) will be invested in U.S. Government Securities and repurchase agreements collateralized by U.S. Government Securities. The Portfolio may, from time to time, take a temporary defensive position that is inconsistent with its principal investment strategy in response to adverse market, economic, political or other conditions. Such investments may include, for example, cash and short-term debt instruments which meet the Portfolio's quality criteria. A defensive position, taken at the wrong time, would have an adverse impact on the Portfolio's performance. To the extent the Portfolio employs a temporary defensive investment strategy, it may not achieve its investment objective. The net asset value of the Portfolio will fluctuate.

      The Advisor purchases securities that it believes have potential for higher returns than other securities with similar characteristics and risk, considering factors such as maturity, coupon, credit and any prepayment options. The Advisor will generally sell a security for a number of reasons, including when the expected performance has been realized or to purchase another security with similar characteristics and risk but that the Advisor believes has a higher expected return.

      The Portfolio may actively trade portfolio securities to achieve its principal investment strategies. A high rate of portfolio turnover involves correspondingly high transaction costs, which may adversely affect the Portfolio's performance. High portfolio turnover may also result in the realization of short-term capital gains. Distributions derived from such gains will be treated as ordinary income for federal income tax purposes.

Muni Intermediate Portfolio and New Jersey Muni Portfolio

      The investment objective of the Muni Intermediate and New Jersey Muni Portfolios is to seek as high a level of current income exempt from Federal income tax as is consistent with preservation of capital.

      The Muni Intermediate Portfolio invests primarily in intermediate and long-term tax-exempt obligations of the Commonwealth of Pennsylvania and its political subdivisions, agencies and authorities.

      The New Jersey Muni Portfolio invests at least 80% of its net assets (including borrowings for investment purposes) in intermediate and long-term tax-exempt obligations of the State of New Jersey and its political subdivisions, agencies and authorities.

      Under normal market circumstances, the Muni Portfolios will invest at least 80% of their net assets (including borrowings for investment purposes) in intermediate and long-term municipal obligations that pay interest that is exempt from regular Federal income tax, but may be subject to Federal alternative minimum tax. This investment policy cannot be changed without the approval of a Portfolio's shareholders. The Muni Portfolios may, from time to time, take temporary defensive positions that are inconsistent with their principal investment strategies in response to adverse market, economic, political, or other conditions. Such investments may include, for example, cash reserves and short-term instruments such as tax-exempt money market securities. A defensive position, taken at the wrong time, would have an adverse impact on the Portfolio's performance. To the extent a Muni Portfolio employs a temporary defensive investment strategy, it may not achieve its investment objective. The net asset value of the Muni Portfolios will fluctuate.

      The Muni Portfolios purchase municipal obligations that the Advisor believes have the best value compared to securities of similar credit quality and maturity range. The Muni Portfolios generally sell municipal obligations for a number of reasons, including a change in credit quality, to extend maturity, to increase yield or to raise funds to cover redemptions.

INVESTMENT DURATION AND QUALITY

      Each Bond Portfolio expects to maintain a dollar-weighted average maturity of 3 to 10 years.

      The Core Fixed Income Portfolio's investments in privately issued mortgage-backed obligations, debt obligations of domestic and foreign companies, and any other publicly or privately placed U.S. Government Securities will be rated at the time of purchase at least A by S&P or Moody's. The Portfolio may invest in unrated securities if they are determined to be of comparable quality at the time of purchase. If a portfolio security's rating is reduced to below the above levels, the Advisor will dispose of the security in an orderly fashion as soon as practicable.

      The Muni Portfolios will invest in securities that are rated at the time of purchase within the three highest ratings assigned by Moody's (i.e., Aaa, Aa, A) or S&P (AAA, AA, A) in the case of bonds, or rated SP-1 or higher by S&P or MIG-2 or higher by Moody's in the case of notes. Each Muni Portfolio may invest in unrated securities if they are determined to be of comparable quality at the time of purchase. If a portfolio security's rating is reduced to below the above levels, the Advisor will dispose of the security in an orderly fashion as soon as practicable.

RISKS

ALL BOND AND MONEY MARKET PORTFOLIOS


      The following supplements the risks of investing in any of the Bond or Money Market Portfolios that have been described above in the Risk/Return Summary.


Interest Rate Risks

      Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they usually offer higher yields to compensate investors for the greater risks.

      A Bond Portfolio's dollar-weighted average maturity is a measure of how the Portfolio will react to interest rate changes. The stated maturity of a bond is the date the issuer must repay the bond's entire principal value to an investor. A bond's term to maturity is the number of years remaining to maturity. A Bond Portfolio does not have a stated maturity, but it does have a dollar-weighted average maturity. This is calculated by averaging the terms to maturity of bonds held by a Portfolio, with each maturity "weighted" according to the percentage of net assets it represents.

Credit Risks

      The risk that an issuer will be unable to make principal and interest payments when due is known as "credit risk." Although U.S. Government Securities are generally considered to be among the safest type of investment in terms of credit risk, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association ("GNMA"), are backed by the full faith and credit of the U.S. Treasury, while obligations by others, such as Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks ("FHLBs"), are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. Government would provide financial support to U.S. Government agencies, authorities, instrumentalities or sponsored enterprises if it is not obliged to do so by law.

      Municipal obligations generally rank between U.S. Government Securities and corporate debt securities in terms of credit safety. Corporate debt securities, particularly those rated below investment grade, may present the highest credit risk.

      Ratings published by Rating Agencies are widely accepted measures of credit risk. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower-rated bonds generally pay higher yields to compensate investors for the greater risk.

Mortgage-Backed Obligations

      The Core Fixed Income Portfolio may invest in mortgage-backed securities (including collateralized mortgage obligations) that represent pools of mortgage loans assembled for sale to investors by various government-related organizations. These organizations include the Government National Mortgage Association (whose obligations are guaranteed by the U.S. Government), and the Federal National Mortgage Association and Federal Home Loan Mortgage Corporation (whose obligations are not guaranteed by the U.S. Government). Mortgage-backed securities provide a monthly payment consisting of interest and principal payments. Additional payments may be made out of unscheduled repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure. When interest rates are declining, prepayments of principal on mortgage-backed securities may tend to increase due to refinancing of mortgages. Any premium paid by the Portfolio on purchases of mortgage-backed securities may be lost if an underlying mortgage is prepaid. The yield of the Portfolio may be affected when it reinvests prepayments it receives.

      The Core Fixed Income Portfolio may purchase mortgage-backed securities in a "to be announced" (TBA) transaction, which is a form of "when issued" or "delayed settlement" security. No payment or delivery is made by the Portfolio in a "when issued", "delayed settlement" or "forward delivery" transaction until the Portfolio receives payment or delivery from the other party to the transaction. Although the Portfolio receives no income from the above-described securities prior to delivery, the market value of such securities is still subject to change. Consequently, the value of such securities may be less than their purchase price, presenting a possible loss of asset value. These transactions also involve the risk that the counterparty may fail to deliver the securities or cash on the settlement date. The Portfolio expects that the commitments to purchase "when issued", "delayed settlement" or "forward delivery" securities will not exceed 30% of the value of its total assets absent unusual market circumstances. The Portfolio does not intend to purchase securities on a "when issued", "delayed settlement" or "forward delivery" basis for speculative purposes.

Debt Obligations

      Debt obligations of domestic and foreign companies may include a broad range of fixed and variable rate bonds, debentures and notes. The Core Fixed Income Portfolio's shares are subject to the risk of market value fluctuations. The market value of securities held by the Portfolio is expected to vary according to factors such as changes in interest rates and changes in the average weighted maturity of the Portfolio.

Municipal Revenue Obligations

      The Tax-Exempt Cash, Muni Intermediate and New Jersey Muni Portfolios may each invest 25% or more of its net assets in municipal obligations, which pay interest and principal from revenues of similar projects. The Tax-Exempt Cash, Muni Intermediate and New Jersey Muni Portfolios may each also invest up to 20% of its total assets in taxable investments including private activity bonds. Such investments involve risks presented by the laws and economic conditions relating to such projects and bonds. These securities do not carry the general obligation of the issuer and are not backed by taxing power.

      In many cases, the Internal Revenue Service has not ruled on whether the interest received on a municipal obligation is tax-exempt. The Portfolios and the Advisor rely on the opinion of bond counsel to the issuers at the time of issuance and will not review the bases for them.

      The Muni Intermediate and New Jersey Muni Portfolios invest primarily in Pennsylvania and New Jersey Municipal Obligations, respectively. If Pennsylvania or New Jersey or any of their political subdivisions, agencies, instrumentalities and authorities were to suffer serious financial difficulties that might jeopardize the ability to pay their obligations, the value of the affected Portfolio could be adversely affected.

Repurchase Agreements

      The Government Cash and Core Fixed Income Portfolios may enter into collateralized repurchase agreements with qualified brokers, dealers, banks and other financial institutions deemed creditworthy by the Advisor. Such agreements can be entered into for periods of one day or for a fixed term.

      In a repurchase agreement, a Portfolio purchases a security and simultaneously commits to resell that security at a future date to the seller (a qualified bank or securities dealer) at an agreed upon price plus an agreed upon market rate of interest (itself unrelated to the coupon rate or date of maturity of the purchased security). The seller under a repurchase agreement will be required to maintain the value of the securities which are subject to the agreement and held by a Portfolio at not less than the agreed upon repurchase price. If the seller defaults on its repurchase obligation, the Portfolio holding such obligation suffers a loss to the extent that the proceeds from a sale of the underlying securities (including accrued interest) is less than the repurchase price (including accrued interest) under the agreement. In the event that such a defaulting seller files for bankruptcy or becomes insolvent, disposition of such securities by the Portfolio might be delayed pending court action.

Reverse Repurchase Agreements

      The Core Fixed Income Portfolio may enter into an agreement to sell a security and simultaneously commit to repurchase that security at a future date from the buyer. In effect, the Portfolio is temporarily borrowing funds at an agreed upon interest rate from the purchaser of the security.

      The Portfolio's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. The Portfolio may enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. The Portfolio will maintain liquid securities at least equal to the value of its purchase obligations under these agreements. The Advisor will consider the creditworthiness of the other party in determining whether the Portfolio will enter into a reverse repurchase agreement.

      The Portfolio is permitted to invest up to one-third of its total assets in reverse repurchase agreements and securities lending transactions combined.

      The use of reverse repurchase agreements involves certain risks. For example, the securities acquired by the Portfolio with the proceeds of such an agreement may decline in value and the market value of the securities sold by the Portfolio may decline below the repurchase price. Neither eventuality affects the Portfolio's responsibility to complete the transaction at full value. The Portfolio will invest the proceeds of reverse repurchase agreements in overnight repurchase agreements.

Selection of Investments

      The Advisor evaluates the rewards and risks presented by all securities purchased by the Portfolios and how they may advance the Portfolios' investment objective. It is possible, however, that these evaluations will prove to be inaccurate.

Other Types of Investments


      This Prospectus describes each Portfolio's principal investment strategies, and the particular types of securities which each Portfolio may select for investment. Each Portfolio may make other types of investments and pursue other investment strategies in support of its overall investment goal. These supplemental investment strategies--and the risks involved--are described in the SAI, which is referred to on the Back Cover of this Prospectus.



                            PRICE OF PORTFOLIO SHARES


      The price of shares issued by each Portfolio is based on its net asset value ("NAV"). The NAV per share of each Money Market Portfolio is determined as of 12:00 noon (Eastern Time) on each day that the New York Stock Exchange (the "Exchange") is open for business (a "Business Day"). The NAV per share of the Core Fixed Income, Muni Intermediate and New Jersey Muni Portfolios is determined as of the close of regular trading hours of the Exchange on each Business Day, currently 4:00 p.m. (Eastern Time). The time at which shares are priced may be changed in case of an emergency or if regular trading on the Exchange is stopped at a time other than 4:00 p.m. (Eastern Time). In addition, the Portfolios may determine to price their shares on weekdays that the Exchange is temporarily closed due to emergency circumstances.


GOVERNMENT CASH AND TAX-EXEMPT CASH PORTFOLIOS

      For the purpose of calculating each Money Market Portfolio's NAV per share, securities are valued at "amortized cost."

BOND PORTFOLIOS

      Marketable fixed income securities generally are priced at market value and debt securities with remaining maturities of 60 days or less generally are valued at "amortized cost." When market quotations are not readily available or when events occur that make established valuation methods unreliable, each Bond Portfolio's investments are valued at fair value as determined in good faith using methods determined by the Board of Directors or the Board of Trustees.

      The following are examples of situations that may constitute significant events that could render a market quotation for a specific security "not readily available" and require fair valuation of such security: (i) the security's trading has been halted or suspended; (ii) the security has been de-listed from a national exchange; (iii) the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; (iv) the security has not been traded for an extended period of time; (v) the security's primary pricing source is not able or willing to provide a price; (vi) trading of the security is subject to local government-imposed restrictions; (vii) foreign security has reached a pre-determined range of trading set by a foreign exchange ("limit up" or "limit down" price), and no trading has taken place at the limit up price or limit down price; (viii) natural disasters, armed conflicts, and significant government actions; (ix) significant events that relate to a single issuer or to an entire market sector, such as significant fluctuations in domestic or foreign markets or between the current and previous days' closing levels of one or more benchmark indices approved by the Board; (x) the security's sales have been infrequent or a "thin" market in the security exists; and/or (xi) with regard to over-the-counter securities, the validity of quotations from broker-dealers appears questionable or the number of quotations indicates that there is a "thin" market in the security.

      The frequency with which a Portfolio's investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Portfolio invests pursuant to its investment objective, strategies and limitations. Investments in other registered mutual funds, if any, are valued based on the NAV of those mutual funds (which may use fair value pricing as discussed in their prospectuses).

      Valuing a Portfolio's investments using fair value pricing will result in using prices for those investments that may differ from current market prices. Accordingly, fair value pricing could result in a difference between the prices used to calculate a Portfolio's net asset value and the prices used by other investment companies, investors and the Portfolio's benchmark index to price the same investments.

                               PURCHASE OF SHARES

      Shares of each Portfolio are sold without a sales commission on a continuous basis to Glenmede Trust acting on behalf of its clients or the clients of its Affiliates ("Clients") and to other institutions, including brokers acting on behalf of their clients (the "Institutions"), at the NAV per share next determined after receipt, in proper order, of the purchase order by the transfer agent. We consider orders to be in "proper order" when all required documents are properly completed, signed and received. The minimum initial investment for each Portfolio is $25,000; the minimum for subsequent investments for each Portfolio is $1,000. The minimum initial and subsequent investment requirements may be reduced or waived from time to time. Beneficial ownership of shares will be reflected on books maintained by Glenmede Trust or the Institutions. Glenmede Trust has informed Glenmede Fund and Glenmede Portfolios (the "Funds") that it and its Affiliates' minimum and subsequent investment requirements for their Clients' investments in the Portfolios are the same as those for the Funds. Other Institutions may have such requirements. If you wish to purchase shares in the Funds, you should contact the Glenmede Trust by telephone or facsimile or contact your Institution.

      Each Fund reserves the right, in its sole discretion, to reject any purchase order, when in the judgment of management, such rejection is in the best interests of the Fund and its shareholders.

      Your Institution may charge you for purchasing or selling shares of the Portfolios. There is no transaction charge for shares purchased directly from the Portfolios through Glenmede Trust.

      Shares purchased in the Money Market Portfolios before 12:00 noon (Eastern
Time) begin earning dividends on the same business day provided Federal funds are available to the particular Portfolio before 12:00 noon (Eastern Time) that day.

      Purchases of a Portfolio's shares will be made in full and fractional shares calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued except upon your written request. Certificates for fractional shares, however, will not be issued.


                              REDEMPTION OF SHARES

      You may redeem shares of each Portfolio at any time, without cost, at the NAV per share next determined after the transfer agent receives your redemption order. Generally, a properly signed written order is all that is required. If you wish to redeem your shares, you should contact Glenmede Trust by telephone or facsimile or contact your Institution.

      You will ordinarily be paid your redemption proceeds within one business day, but in no event more than seven days, after the Funds' transfer agent receives your order in proper form. The Funds may suspend the right of redemption or postpone the date of payment under any emergency circumstances as determined by the Securities and Exchange Commission.


      Redemption proceeds are normally paid in cash, although the Funds have the right to limit each shareholder to cash redemptions of $250,000 or 1% of such Portfolio's NAV, whichever is less, within a 90-day period. Any additional redemption proceeds would be made in readily marketable securities.



              ADDITIONAL INFORMATION ON THE PURCHASE AND REDEMPTION
                           OF SHARES OF THE PORTFOLIOS

      The Funds may appoint one or more entities as their agent to receive purchase and redemption orders of shares of the Portfolios and cause these orders to be transmitted, on an aggregated basis, to the Funds' transfer agent. In these instances, orders are effected at the NAV per share next determined after receipt of that order by the entity, if the order is actually received by the transfer agent not later than the next business morning.


             FREQUENT PURCHASES AND REDEMPTIONS OF PORTFOLIO SHARES

      Mutual fund market timing involves the frequent purchase and redemption of shares of mutual funds within short periods of time with the intention of capturing short-term profits resulting from market volatility. Market timing in a non-money market portfolio may disrupt portfolio management strategies; harm the performance of the Portfolios; dilute the value of Portfolio shares held by long-term shareholders; increase brokerage and administrative costs; and for the Portfolios that invest to a significant extent in foreign securities, foster time-zone arbitrage.


      The Fund does not knowingly accommodate frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. Pursuant to a policy adopted by the Board to discourage market timing of the Fund's shares, the Fund has established the following procedures designed to discourage market timing of the Portfolio. The Fund will enforce its policies and procedures to discourage market timing of the Fund's shares equitably on all shareholders. There is no guarantee that the Fund will be able to identify individual shareholders who may be market timing the Portfolio or curtail their trading activity in every instance, particularly if they are investing through financial intermediaries.

      Shares of the Portfolios are sold through omnibus account arrangements with financial intermediaries. Omnibus account information generally does not identify the underlying investors' trading activity on an individual basis. In an effort to identify and deter market timing in omnibus accounts, Glenmede Trust seeks to obtain underlying account trading activity information from the financial intermediaries. Available information relating to trading activity is reviewed on a periodic basis to identify accounts that may be engaged in excessive trading based on criteria established by Glenmede Trust. If this information shows that an investor's trading activity suggests market timing, Glenmede Trust will contact the financial intermediary and follow its procedures, including but not limited to, warnings, restricting the account from further trading and/or closing the account. If a third-party financial intermediary does not provide underlying account trading activity information, Fund management will determine what action to take, including terminating the relationship with the financial intermediary.

                           DIVIDENDS AND DISTRIBUTIONS

      The Portfolios have the following dividend and capital gains policies:

      (a) The Money Market Portfolios declare dividends daily and normally distribute substantially all of their net investment income to shareholders monthly.

      (b) The Core Fixed Income, Muni Intermediate and New Jersey Muni Portfolios normally distribute substantially all of their net investment income to shareholders monthly.

      The Portfolios normally distribute any realized net capital gains at least once a year.


                                      TAXES


      The following is a summary of certain United States tax considerations relevant under current law, which may be subject to change in the future. Except where otherwise indicated, the discussion relates to investors who are individual United States citizens or residents. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.


DISTRIBUTIONS


      TAXABLE PORTFOLIOS. Each Portfolio contemplates distributing as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of net long-term capital gain over net short-term capital loss). Except as discussed below, you will be subject to federal income tax on Portfolio distributions regardless whether they are paid in cash or reinvested in additional shares. Portfolio distributions attributable to short-term capital gains and net investment income will generally be taxable to you as ordinary income, except as discussed below.

      Distributions attributable to the net capital gain of the Portfolio will be taxable to you as long-term capital gain, no matter how long you have owned your Portfolio shares. The maximum long-term capital gain rate applicable to individuals, estates, and trusts is currently 15%. You will be notified annually of the tax status of distributions to you.

      Distributions from the Portfolio will generally be taxable to you in the taxable year in which they are paid, with one exception. Distributions declared by the Portfolio in October, November or December and paid in January of the following year are taxed as though they were paid on December 31.


      The investment objectives of the Bond and Money Market Portfolios will generally cause their annual distributions to consist primarily of ordinary income.


      TAX-EXEMPT CASH, MUNI INTERMEDIATE AND NEW JERSEY MUNI PORTFOLIOS ("TAX-EXEMPT PORTFOLIO(S)"). Each Tax-Exempt Portfolio anticipates that substantially all of its income distributions will be "exempt interest dividends," which are exempt from federal income taxes. However, some distributions may be taxable, such as distributions that are derived from occasional taxable investments and distributions of short and long-term capital gains.

      Interest on indebtedness you incur to purchase or carry shares of each Tax-Exempt Portfolio generally will not be deductible for federal income tax purposes.


      You should note that a portion of the exempt-interest dividends paid by the Tax-Exempt Portfolios may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.


      If you receive an exempt-interest dividend with respect to any share and the share is held by you for six months or less, any loss on the sale or exchange of the share will be disallowed to the extent of such dividend amount.

      OTHER INFORMATION. If you purchase shares of the Core Fixed Income, Muni Intermediate and New Jersey Muni Portfolios just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."


SALES OR EXCHANGES

      You will generally recognize taxable gain or loss for federal income tax purposes on a sale, exchange or redemption of your shares of the Core Fixed Income, Muni Intermediate and New Jersey Muni Portfolios, including an exchange for shares of another Portfolio, based on the difference between your tax basis in the shares and the amount you receive for them. Generally, you will recognize long-term capital gain or loss if you have held your Portfolio shares for over twelve months at the time you sell or exchange them. (To aid in computing your tax basis, you should retain your account statements for the periods during which you held shares.)

      Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale or redemption of shares of a Portfolio may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the same Portfolio within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Portfolio. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

IRAS AND OTHER TAX-QUALIFIED PLANS

      The one major exception to the preceding tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

BACKUP WITHHOLDING

      Each Portfolio may be required in certain cases to withhold and remit to the Internal Revenue Service a percentage of taxable dividends or gross proceeds realized upon sale payable to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Portfolio that they are not subject to backup withholding when required to do so or that they are "exempt recipients." For 2006, the withholding rate is 28%.

U.S. TAX TREATMENT OF FOREIGN SHAREHOLDERS

      Distributions by a Portfolio to a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation or foreign partnership (a "foreign shareholder") will generally not be subject to U.S. withholding tax to the extent attributable to interest earned by the Portfolio from U.S. sources or to capital gains of the Portfolio. Withholding will also not apply if a distribution paid by the Portfolio to a foreign shareholder is "effectively connected" with a U.S. trade or business of the shareholder, in which case the reporting and withholding requirements applicable to U.S. citizens or domestic corporations will apply. Any other distributions by the Portfolio to a foreign shareholder will generally be subject to U.S. withholding tax at a rate of 30% or a lower treaty rate.


SUNSET OF TAX PROVISIONS


      Some of the tax provisions described above are subject to sunset provisions. Specifically, a sunset provision provides that the 15% long-term capital gain rate and the taxation of dividends at the long-term capital gain rate will change for taxable years beginning after December 31, 2008.

      Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different U.S. Federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

STATE AND LOCAL TAXES

      You may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of a Portfolio's distributions, if any, that are attributable to interest on U.S. government securities or interest on securities of the particular state or localities within the state. You should consult your tax adviser regarding the tax status of distributions in your state and locality.


PENNSYLVANIA TAX CONSIDERATIONS

      Shareholders of the Muni Intermediate Portfolio will not be subject to Pennsylvania Personal Income Tax on distributions from the Portfolio attributable to interest income from Pennsylvania Municipal Obligations held by the Portfolio. The exemption from Pennsylvania Personal Income Tax also will extend to interest on obligations of the United States, its territories and certain of its agencies and instrumentalities (collectively, "Federal Securities"). In addition, shareholders of the Portfolio who are Philadelphia residents will not be subject to the Philadelphia School District Net Income Tax on distributions from the Portfolio attributable to interest income from Pennsylvania Municipal Obligations or Federal Securities.

      Distributions derived from investments other than Pennsylvania Municipal Obligations and Federal Securities and distributions from net realized capital gains will be subject to the Pennsylvania Personal Income Tax and the Philadelphia School District Tax, except that distributions attributable to capital gains on investments held by the Portfolio for more than six months are not subject to the Philadelphia School District Tax. Gain on the disposition of a share of the Muni Intermediate Portfolio will be subject to Pennsylvania Personal Income Tax and the School District Tax, except that gain realized with respect to a share held for more than six months is not subject to the School District Tax.

NEW JERSEY TAX CONSIDERATIONS

      It is anticipated that substantially all dividends paid by the New Jersey Muni Portfolio will not be subject to New Jersey personal income tax. In accordance with the provisions of New Jersey law, distributions paid by a "qualified investment fund" will not be subject to the New Jersey personal income tax to the extent that the distributions are attributable to income received as interest or gain from New Jersey Municipal Obligations, or as interest or gain from direct U.S. Government obligations. Distributions by a qualified investment fund that are attributable to most other sources will be subject to the New Jersey personal income tax. If the New Jersey Muni Portfolio qualifies as a qualified investment fund under New Jersey law, any gain on the redemption or sale of the Portfolio's shares will not be subject to the New Jersey personal income tax. To be classified as a qualified investment fund, at least 80% of the Portfolio's investment must consist of New Jersey Municipal Obligations or direct U.S. Government obligations; it must have no investments other than interest-bearing obligations, obligations issued at a discount, and cash and cash items (including receivables) and financial options, futures and forward contracts related to interest bearing obligations issued at a discount; and it must satisfy certain reporting obligations and provide certain information to its shareholders. Shares of the Portfolio are not subject to property taxation by New Jersey or its political subdivisions. To the extent that a shareholder is subject to state or local taxes outside New Jersey, dividends earned by an investment in the New Jersey Muni Portfolio may represent taxable income.

      The New Jersey personal income tax is not applicable to corporations. For all corporations subject to the New Jersey Corporation Business Tax, dividend and distributions from a "qualified investment fund" are included in the net income tax base for purposes of computing the Corporation Business Tax. Furthermore, any gain upon the redemption or sale of New Jersey Muni Portfolio shares by a corporate shareholder is also included in the net income tax base for purposes of computing the Corporation Business Tax.


      MORE INFORMATION ABOUT TAXES IS CONTAINED IN THE SAI.



                          MANAGEMENT OF THE PORTFOLIOS

INVESTMENT ADVISOR


      Glenmede Advisers, Inc. with principal offices at One Liberty Place, 1650 Market Street, Suite 1200, Philadelphia, Pennsylvania 19103, serves as investment advisor to the Portfolios. The Advisor, a wholly-owned subsidiary of Glenmede Trust, became the investment advisor to the Portfolios on September 1, 2000. Prior thereto, investment advisory services were provided by Glenmede Trust. The Advisor assumed all rights and obligations of Glenmede Trust under the Portfolios' Investment Advisory Agreements, and Glenmede Trust guaranteed all obligations incurred by Advisor in connection with those agreements. [As of December 31, 2005, the Funds were the Advisor's only accounts.]

      Under its Investment Advisory Agreements with the Funds, the Advisor, subject to the control and supervision of the particular Fund's Board and in conformance with the stated investment objective and policies of each Portfolio, manages the investment and reinvestment of the assets of each Portfolio. It is the responsibility of the Advisor to make investment decisions for the Portfolios and to place each Portfolio's purchase and sale orders.


      The Advisor does not receive any fees from the Government Cash, Tax-Exempt Cash, Muni Intermediate and New Jersey Muni Portfolios for its investment advisory services. Since August 1, 2005, the Core Fixed Income Portfolio has paid the Advisor a management fee for its investment advisory services, calculated daily and payable monthly at the annual rate of 0.35% of such Portfolio's average daily net assets. Prior to August 1, 2005, the Advisor was not entitled to receive any management fees from the Core Fixed Income Portfolio.

      Shareholders in the Portfolios who are clients of Glenmede Trust, or its Affiliates, pay fees which vary, depending on the capacity in which Glenmede Trust or its Affiliate provides fiduciary and investment services to the particular client (e.g., personal trust, estate settlement, advisory and custodian services) ("Client Fees"). Glenmede Trust and its Affiliates currently intend to exclude the portion of their clients' assets invested in the Core Fixed Income Portfolio when calculating Client Fees. Shareholders in the Portfolios who are customers of other Institutions may pay fees to those Institutions.

      A discussion regarding the Boards' basis for approving the renewal of the Investment Advisory Agreements is available in the Funds' annual report to shareholders for the fiscal year ended October 31, 2005.


      Mary Ann B. Wirts, First Vice President and Managing Director of Fixed Income of the Advisor, has been the portfolio manager primarily responsible for the management of the Tax-Exempt Cash Portfolio since that Portfolio commenced operations on November 7, 1988. Since November 1, 1996, Mrs. Wirts has also been the portfolio manager primarily responsible for the management of the Government Cash Portfolio. Mrs. Wirts has been employed by the Advisor and Glenmede Trust since 1982.

      Laura LaRosa, First Vice President of the Advisor, is the portfolio manager primarily responsible for the management of the Muni Intermediate and New Jersey Muni Portfolios. Ms. LaRosa has been primarily responsible for the management of those Portfolios since November 1994. Ms. LaRosa has been employed by the Advisor and Glenmede Trust as a portfolio manager since 1994.

      Stephen J. Mahoney, First Vice President of the Advisor, is primarily responsible for the management of the Core Fixed Income Portfolio. Mr. Mahoney has been employed by the Advisor and Glenmede Trust as a portfolio manager since January 1999. Prior to his employment with Glenmede Trust in 1999, Mr. Mahoney had been a portfolio manager at 1838 Investment Advisors from 1997 to 1999, and a portfolio manager and senior fixed income trader at The Vanguard Group from 1995 to 1997.


      The SAI provides additional information about Mr. Mahoney's and Ms. LaRosa's compensation, other accounts they manage and their ownership of shares in the Portfolios they manage.

                               GENERAL INFORMATION

      If you have any questions regarding the Portfolios contact the Funds at the address or telephone number stated on the back cover page.



                              FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Portfolio's financial performance for the past 5 years. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by ______________, whose report, along with the Portfolio's financial statements, is included in the Annual Report, which is available upon request.

[FINANCIAL HIGHLIGHTS TO BE INCLUDED IN SUBSEQUENT AMENDMENT]

WHERE TO FIND MORE INFORMATION

More Portfolio information is available to you upon request and without charge:

ANNUAL AND SEMI-ANNUAL REPORT

The Annual and Semi-Annual Reports provide additional information about the Portfolios' investments and performance. The Annual Report also contains a discussion of the market conditions and investment strategies that significantly affected the Portfolios' performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI includes additional information about the Portfolios' investment policies, organization and management. It is legally part of this prospectus (it is incorporated by reference).


You can get free copies of the Portfolios' Annual Report, Semi-Annual Report or SAI by calling or writing to the address shown below. These documents are not available on or through the Funds' website because the Funds' do not currently have an internet website. You may also request other information about the Portfolios, and make inquiries.



Write to:

                  The Glenmede Fund/Portfolios
                  200 Clarendon Street, LEG13
                  Boston, MA 02116

  By phone:

                  1-800-442-8299

Information about the Portfolios (including the Portfolios' SAI) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Portfolios are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.


The Glenmede Fund, Inc. Investment Company Act File No. is 811-05577 The Glenmede Portfolios Investment Company Act File No. is 811-06578


The third party marks appearing above are the marks of their respective owners.

                             THE GLENMEDE FUND, INC.
                             THE GLENMEDE PORTFOLIOS
                                 (800) 442-8299

                       STATEMENT OF ADDITIONAL INFORMATION


                                FEBRUARY __, 2006

      This Statement of Additional Information ("SAI") is not a prospectus but should be read in conjunction with The Glenmede Fund, Inc.'s ("Glenmede Fund") and The Glenmede Portfolios' ("Glenmede Portfolios" and, collectively with the Glenmede Fund, the "Funds") Prospectuses dated February ___, 2006, as amended or supplemented from time to time (the "Prospectuses"). This SAI is for the Core Fixed Income Portfolio, Government Cash Portfolio, International Portfolio, Large Cap 100 Portfolio, Large Cap Growth Portfolio, Large Cap Value Portfolio, Muni Intermediate Portfolio, New Jersey Muni Portfolio, Philadelphia International Fund (formerly, Institutional International Portfolio), Small Cap Equity Portfolio (Advisor Shares and Institutional Shares), Strategic Equity Portfolio, Tax-Exempt Cash Portfolio, and U.S. Emerging Growth Portfolio (each, a "Portfolio" and collectively, the "Portfolios"). No investment in shares of a Portfolio should be made without first reading the Prospectus of the Portfolio. This SAI is incorporated by reference in its entirety into each Prospectus. The Funds' audited financial statements and financial highlights appearing in the 2005 Annual Report to Shareholders are incorporated by reference into this SAI. No other part of the Annual Report is incorporated by reference herein. A copy of the Funds' Prospectuses and Annual Report are available without charge, upon request, by calling the Funds at the above telephone number.

      Capitalized terms used in this SAI and not otherwise defined have the same meanings given to them in the Funds' Prospectuses.

                             TABLE OF CONTENTS                              PAGE

THE FUNDS......................................................................1
INVESTMENT STRATEGIES..........................................................2
COMMON INVESTMENT POLICIES AND RISKS...........................................8
PRICE OF PORTFOLIO SHARES.....................................................15
PURCHASE OF SHARES............................................................17
REDEMPTION OF SHARES..........................................................17
SHAREHOLDER SERVICES..........................................................17
PORTFOLIO TURNOVER............................................................18
DISCLOSURE OF PORTFOLIO HOLDINGS..............................................18
INVESTMENT LIMITATIONS........................................................19
MANAGEMENT OF THE FUNDS.......................................................22
INVESTMENT ADVISORY AND OTHER SERVICES........................................28
PORTFOLIO TRANSACTIONS........................................................37
ADDITIONAL INFORMATION CONCERNING TAXES.......................................39
GENERAL INFORMATION...........................................................47
FINANCIAL STATEMENTS..........................................................50
OTHER INFORMATION.............................................................50
APPENDIX - DESCRIPTION OF SECURITIES AND RATINGS ............................A-1
APPENDIX - PROXY VOTING PROCEDURES...........................................B-1

                                    THE FUNDS


      The Glenmede Fund was organized as a Maryland corporation on June 30, 1988. The Glenmede Fund's Articles of Incorporation authorize its Board of Directors to issue 2,500,000,000 shares of common stock, with a $.001 par value. The Board has the power to subdivide these shares into one or more investment portfolios from time to time. The Board also has the power to designate separate classes of shares within the same Portfolio. Currently, the Glenmede Fund is offering shares of the following eleven Portfolios: Core Fixed Income Portfolio, Government Cash Portfolio, International Portfolio, Large Cap 100 Portfolio, Large Cap Growth Portfolio, Large Cap Value Portfolio, Philadelphia International Fund, Small Cap Equity Portfolio (Advisor Shares and Institutional Shares), Strategic Equity Portfolio, Tax-Exempt Cash Portfolio, and U.S. Emerging Growth Portfolio.

      The Glenmede Portfolios was organized as a Massachusetts business trust on March 3, 1992. The Glenmede Portfolios' Master Trust Agreement authorizes its Board of Trustees to issue an unlimited number of shares of beneficial interest with a $.001 par value. The Board has the power to subdivide these shares into one or more investment portfolios ("Sub-Trusts"). Currently, the Glenmede Portfolios is offering shares of two Sub-Trusts, the Muni Intermediate Portfolio and the New Jersey Muni Portfolio.

      Each Fund is an open-end, management investment company. The Core Fixed Income Portfolio, Government Cash Portfolio, International Portfolio, Large Cap 100 Portfolio, Large Cap Growth Portfolio, Large Cap Value Portfolio, Philadelphia International Fund, Small Cap Equity Portfolio, Strategic Equity Portfolio, Tax-Exempt Cash Portfolio, and U.S. Emerging Growth Portfolio are diversified Portfolios of the Glenmede Fund. The Muni Intermediate Portfolio and New Jersey Muni Portfolio are non-diversified Portfolios of the Glenmede Portfolios.

      On February 27, 1997, the Model Equity Portfolio changed its name to the Large Cap Value Portfolio. On September 25, 1997, the Intermediate Government Portfolio changed its name to the Core Fixed Income Portfolio. On February 28, 2000, the Small Capitalization Equity Portfolio (Advisor and Institutional Shares) changed its name to the Small Capitalization Value Portfolio (Advisor and Institutional Shares), and then on March 22, 2002, it changed its name to the Small Cap Equity Portfolio. On August 20, 1998, the Equity Portfolio changed its name to the Tax Managed Equity Portfolio, and then on February 28, 2000, it changed its name to the Strategic Equity Portfolio. On February 27, 2005, the Small Capitalization Growth Portfolio changed its name to the U.S. Emerging Growth Portfolio. On July 1, 2005, the Institutional International Portfolio changed its name to the Philadelphia International Fund. References in this Statement of Additional Information are to a Portfolio's current name.


      On March 1, 1991 the Small Cap Equity Portfolio commenced operations offering a single class of shares. On January 1, 1998, the Small Cap Equity Portfolio began to offer a second class of shares known as "Institutional Shares." The original class of shares has been designated as "Advisor Shares."

      On February 27, 2004 the Large Cap 100 and Large Cap Growth Portfolios commenced operations, each offering a single class of shares.

                              INVESTMENT STRATEGIES


      The following investment strategies supplement those set forth in the Funds' Prospectuses. Unless specified below and except as described under "Investment Limitations", the following investment strategies are not fundamental and a particular Fund's Board may change such strategies without shareholder approval.

CORE FIXED INCOME PORTFOLIO

      The Portfolio may invest in the following securities: (i) straight-debt and mortgage-backed obligations issued by the U.S. Government or its sponsored agencies, enterprises or instrumentalities; (ii) securities of international institutions which are not direct obligations of the U.S. Government but which involve governmental agencies, enterprises or instrumentalities; (iii) any other publicly or privately placed, unrated securities issued by the U.S. Government, its agencies, enterprises or instrumentalities, which, in the opinion of the Portfolio's advisor, are equivalent in credit quality to securities rated at least A by S&P or Moody's; (iv) mortgage-backed and asset-backed obligations which are privately issued with a rating of at least A by S&P or Moody's or which if unrated, are in the opinion of the Portfolio's advisor equivalent in credit quality to securities so rated; and (v) debt obligations of domestic and foreign companies rated at least A by S&P or Moody's or which if unrated, are in the advisor's opinion equivalent in credit quality to securities so rated. Any of the above securities may be variable or floating rate. Under normal circumstances, the Portfolio will invest no more than 35% of the value of its total assets in the securities described in (ii), (iv) and (v) of the first sentence of this paragraph.

      The Portfolio's securities held subject to repurchase agreements may have stated maturities exceeding 13 months, however, the Portfolio's advisor currently expects that repurchase agreements will mature in less than 13 months.

      ASSET-BACKED SECURITIES. The Core Fixed Income Portfolio may invest in asset-backed securities consisting of undivided fractional interests in pools of consumer loans or receivables held in a trust. Examples include certificates for automobile receivables and credit card receivables. Payments of principal and interest on the loans or receivables are passed through to certificate holders. Asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities, however, they may be guaranteed up to a certain amount by a private issuer through a letter of credit. Payment on asset-backed securities of private issuers is typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty, or subordination. The extent of credit enhancement varies, but usually amounts to only a fraction of the asset-backed security's par value until exhausted. Ultimately, asset-backed securities are dependent upon payment of the consumer loans or receivables by individuals, and the certificate holder frequently has no recourse to the entity that originated the loans or receivables.

      An asset-backed security's underlying assets may be prepaid with the result of shortening the certificate's weighted average life. Prepayment rates vary widely and may be affected by changes in market interest rates. It is not possible to accurately predict the average life of a particular pool of loans or receivables. The proceeds of prepayments received by the Portfolio must be reinvested in securities whose yields reflect interest rates prevailing at the time. Thus, the Portfolio's ability to maintain a portfolio which includes high-yielding asset-backed securities will be adversely affected to the extent reinvestments are in lower yielding securities. The actual maturity and realized yield will therefore vary based upon the prepayment experience of the underlying asset pool and prevailing interest rates at the time of prepayment. Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other instruments. Also, while the secondary market for asset-backed securities is ordinarily quite liquid, in times of financial stress the secondary market may not be as liquid as the market for other types of securities, which could result in the Portfolio's experiencing difficulty in valuing or liquidating such securities.

GOVERNMENT CASH PORTFOLIO

      During normal circumstances, the Portfolio will invest at least 80% of its net assets (including borrowings for investment purposes) in short-term securities issued by the U.S. Treasury, U.S. Government agencies, or other agencies or instrumentalities sponsored by the U.S. Government, and repurchase agreements secured by securities issued or sponsored by such entities.

      The Portfolio may invest in the following Eligible Securities: (i) straight-debt and mortgage-backed obligations issued by the U.S. Government or its sponsored agencies, enterprises or instrumentalities; (ii) securities of international institutions (e.g., Asian Development Bank, Export-Import Bank, Inter American Development Bank, International Bank for Reconstruction and Development, Government Trust Certificates, Private Export Funding Corp. and Agency for International Development) which are not direct obligations of the U.S. Government but which involve governmental agencies, instrumentalities or enterprises (such investments will represent no more than 25% of the Portfolio's total assets); and (iii) any publicly or privately placed, unrated securities issued by the U.S. Government, its agencies, enterprises or instrumentalities, including floating and variable rate securities, which, in the opinion of the Portfolio's advisor, are equivalent in credit quality to securities rated AAA by Standard & Poor's(R) Ratings Group ("S&P(R)") or Aaa by Moody's Investors Service, Inc. ("Moody's"). Additionally, the Portfolio may enter into reverse repurchase agreements.


INTERNATIONAL PORTFOLIO

      The securities which the Portfolio may purchase include the following: common stocks of companies located outside the U.S.; shares of closed-end investment companies which invest chiefly in the shares of companies located outside the U.S. (such shares will be purchased by the Portfolio within the limits prescribed by the Investment Company Act of 1940, as amended (the "1940 Act")); and U.S. or foreign securities convertible into foreign common stock.


      The Portfolio intends to remain, for the most part, fully invested in equity securities of companies located outside of the United States. However, the Portfolio may invest a portion of its assets (up to 35% under normal circumstances) in the following fixed income and money market securities: obligations of the U.S. Government and its guaranteed or sponsored agencies, including shares of open-end or closed-end investment companies which invest in such obligations (such shares will be purchased within the limits prescribed by the 1940 Act and would subject a shareholder of the Portfolio to expenses of the other investment company in addition to the expenses of the Portfolio); short-term money market instruments issued in the U.S. or abroad, denominated in dollars or any foreign currency, including short-term certificates of deposit (including variable rate certificates of deposit), time deposits with a maturity no greater than 180 days, bankers' acceptances, commercial paper rated A-1 by S&P or Prime-1 by Moody's, or in equivalent money market securities; and high quality fixed income securities denominated in U.S. dollars, any foreign currency, or a multi-national currency unit such as the European Currency Unit ("ECU").


      The Portfolio may also enter into forward currency exchange contracts only to hedge against uncertainty in the level of future foreign exchange rates in the purchase and sale of investment securities; it may not enter into such contracts for speculative purposes.

LARGE CAP VALUE PORTFOLIO, LARGE CAP 100 PORTFOLIO, LARGE CAP GROWTH PORTFOLIO, AND U.S. EMERGING GROWTH PORTFOLIO

      From time to time, the Portfolios' advisor may revise its equity computer model programs to try to maintain or enhance a Portfolio's performance.

      The Large Cap Value and Large Cap 100 Portfolios intend to remain, for the most part, fully invested in equity securities which may include American Depositary Receipts ("ADRs") listed on the New York Stock Exchange ("NYSE").


      The Large Cap Value, Large Cap 100, Large Cap Growth and U.S. Emerging Growth Portfolios will not engage in "market timing" transactions. However, for temporary defensive purposes each Portfolio may invest a portion of its assets (up to 20%) in short-term money market instruments issued by U.S. or foreign issuers, denominated in dollars or any foreign currency, including short-term certificates of deposit (including variable rate certificates of deposit), time deposits with a maturity no greater than 180 days, bankers' acceptances, commercial paper rated A-1 by S&P or Prime-1 by Moody's, or in similar money market securities.


MUNI INTERMEDIATE AND NEW JERSEY MUNI PORTFOLIOS

      The Portfolios' investments in municipal obligations may also include tax-exempt commercial paper rated A-1 or higher by S&P or Prime-1 or higher by Moody's.

      For a description of the two principal classifications of municipal obligations, "general obligation" securities and "revenue" securities, see the "Tax-Exempt Cash Portfolio" below.

      During temporary defensive periods, each Portfolio may invest without limitation in obligations which are not municipal obligations and may hold without limitation uninvested cash reserves. Such securities may include, without limitation, bonds, notes, variable rate demand notes and commercial paper, provided such securities are rated within the relevant categories applicable to municipal obligations as set forth above and in the Portfolios' prospectus under the heading "Bond Portfolios--Investment Duration and Quality", or if unrated, are of comparable quality as determined by the Portfolio's advisor. Additionally, each Portfolio may invest, without limitation, in other non-municipal debt obligations, such as bank obligations which are also of comparable quality as determined by the Portfolio's advisor. Furthermore, each Portfolio may acquire "stand-by commitments" with respect to municipal obligations held by it. Under a stand-by commitment, a dealer agrees to purchase, at the Portfolio's option, specified municipal obligations at a specified price. Each Portfolio will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

PHILADELPHIA INTERNATIONAL FUND

      The securities which the Portfolio may purchase include the following: common stocks of companies located outside the U.S.; shares of closed-end investment companies which invest chiefly in the shares of companies located outside the U.S. (such shares will be purchased by the Portfolio within the limits prescribed by the 1940 Act); and U.S. or foreign securities convertible into foreign common stock.

      The Portfolio intends to remain, for the most part, fully invested in equity securities of companies located outside of the United States. However, the Portfolio may invest a portion of its assets (up to 20% under normal circumstances) in the following fixed income and money market securities: obligations of the U.S. Government and its guaranteed or sponsored agencies, including shares of open-end or closed-end investment companies which invest in such obligations (such shares will be purchased within the limits prescribed by the 1940 Act and would subject a shareholder of the Portfolio to expenses of the other investment company in addition to the expenses of the Portfolio); short-term money market instruments issued in the U.S. or abroad, denominated in dollars or any foreign currency, including short-term certificates of deposit (including variable rate certificates of deposit), time deposits with a maturity no greater than 180 days, bankers' acceptances, commercial paper rated A-1 by S&P or Prime-1 by

Moody's, or in equivalent money market securities; and high quality fixed income securities denominated in U.S. dollars, any foreign currency, or a multi-national currency unit such as the ECU.

      The Portfolio may also enter into forward currency exchange contracts only to hedge against uncertainty in the level of future foreign exchange rates in the purchase and sale of investment securities; it may not enter into such contracts for speculative purposes.


SMALL CAP EQUITY PORTFOLIO

      The Portfolio may invest in securities of companies located outside the United States.


      Under normal circumstances, at least 80% of the Portfolio's net assets (including borrowings for investment purposes) will be invested in equity securities of U.S. small cap companies that the Portfolio's advisor believes are undervalued. Small cap companies include companies with market capitalizations, at the time of purchase, that are below the largest market capitalization of any stock in the Russell 2000(R) Index. However, if warranted in the judgment of the Portfolio's advisor, the Portfolio may invest a portion of its assets (up to 20% under normal circumstances) in preferred stocks and convertible debentures with a minimum rating of BBB by S&P or Baa by Moody's, and the following fixed income and money market securities: obligations of the U.S. Government and its guaranteed or sponsored agencies, including shares of open-end or closed-end investment companies which invest in such obligations (such shares will be purchased within the limits prescribed by the 1940 Act and would subject a shareholder of the Portfolio to expenses of the other investment company in addition to the expenses of the Portfolio); short-term money market instruments issued in the U.S. or abroad, denominated in dollars or any foreign currency, including short-term certificates of deposit (including variable rate certificates of deposit), time deposits with a maturity no greater than 180 days, bankers' acceptances, commercial paper rated A-1 by S&P or Prime-1 by Moody's, or in equivalent money market securities; and high quality fixed income securities denominated in U.S. dollars, any foreign currency, or a multi-national currency unit such as the ECU.


      The Portfolio's holdings will tend to be characterized by relatively low price-to-earnings ratios. There is no mandated income requirement for securities held by the Portfolio. The Portfolio generally will be more volatile and have a higher expected growth rate than the overall market. In certain periods, the Portfolio may fluctuate independently of broad, larger capitalization indices such as the S&P 500(R).

STRATEGIC EQUITY PORTFOLIO

      The Portfolio expects to have a low portfolio turnover rate relative to other funds with similar investment objectives. It is impossible to predict the impact of such a strategy on the realization of gains and losses. Additionally, the Portfolio reserves the right to sell securities irrespective of how long they have been held.

      The Portfolio may sell a particular security, even though it may realize a short-term capital gain, if the value of that security is believed to have reached its peak or is expected to decline before the Portfolio would have held it for the long-term holding period. The Portfolio may also be required to sell securities in order to generate cash to pay expenses or satisfy shareholder redemptions. Certain equity and other securities held by the Portfolio will produce ordinary taxable income on a regular basis.


      The Portfolio intends to remain, for the most part, fully invested in equity securities, which may include securities of companies located outside the United States and ADRs listed on the NYSE, and will not engage in "market timing" transactions. However, the Portfolio may invest a portion of its assets (up to 20% under normal circumstances) in preferred stocks, convertible debentures, and the following fixed income and money market securities: obligations of the U.S. Government and its guaranteed or sponsored agencies, including shares of open-end or closed-end investment companies which invest in such obligations (such shares will be purchased within the limits prescribed by the 1940 Act and would subject a shareholder of the Portfolio to expenses of the other investment company in addition to the expenses of the Portfolio); short-term money market instruments issued in the U.S. or abroad, denominated in dollars or any foreign currency, including short-term certificates of deposit (including variable rate certificates of deposit), time deposits with a maturity no greater than 180 days, bankers' acceptances, commercial paper rated A-1 by S&P or Prime-1 by Moody's, or in equivalent money market securities; and high quality fixed income securities denominated in U.S. dollars, any foreign currency, or a multi-national currency unit such as the ECU.


      The Portfolio may also purchase or write call and put options on appropriate securities or securities indices. The aggregate value of the Portfolio's assets subject to options written may not exceed 50% of its total assets (taken at market value on the date written) and the aggregate premiums on options purchased by the Portfolio will not exceed 50% of its total assets. Options can attempt to enhance return through price appreciation of the option, increase income, hedge to reduce overall portfolio risk, and/or hedge to reduce individual security risk. Additionally, the Portfolio may also enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased.

      PURCHASING OPTIONS. The Portfolio may purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option entitles the Portfolio, in return for the premium paid, to purchase specified securities at a specified price during the option period. The Portfolio will ordinarily realize a gain if, during the option period, the value of such securities exceeds the sum of the exercise price, the premium paid and transaction costs; otherwise the Portfolio will realize either no gain or a loss on the purchase of the call option.

      The Portfolio will normally purchase put options in anticipation of a decline in the market value of securities in its portfolio or in securities in which it may invest. The purchase of a put option entitles the Portfolio, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of puts is designed to offset or hedge against a decline in the market value of the Portfolio's securities. Put options may also be purchased by the Portfolio for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The Portfolio will ordinarily realize a gain if, during the option period, the value of the underlying securities decreases below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Portfolio will realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options will tend to be offset by countervailing changes in the value of the underlying portfolio securities.

      The Portfolio will purchase put and call options on securities indices for the same purposes as it will purchase options on individual securities.

      WRITING COVERED OPTIONS. The Portfolio may write covered call and put options on any securities in which it may invest. A call option written by the Portfolio obligates the Portfolio to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by the Portfolio will be covered, which means that the Portfolio will own the securities subject to the option as long as the option is outstanding or the Portfolio will use the other methods described below. The Portfolio's purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, the Portfolio foregoes the opportunity to profit from an increase in the market price of the underlying security that exceeds the exercise price of the call option.

      A put option written by the Portfolio obligates the Portfolio to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by the Portfolio will be covered, which means that the Portfolio will segregate cash or liquid assets with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the Portfolio. However, in return for the option premium, the Portfolio accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities' market value at the time of purchase.

      Call and put options written by the Portfolio will also be considered to be covered to the extent that the Portfolio's liabilities under such options are wholly or partially offset by its rights under call and put options purchased by the Portfolio.

      In addition, a written call option or put option may be covered by segregating cash or liquid assets, by entering into an offsetting forward contract and/or by purchasing an offsetting option which, by virtue of its exercise price or otherwise, reduces the Portfolio's net exposure on its written option position.

      The Portfolio may also write covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

      The Portfolio may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration segregated by the Portfolios) upon conversion or exchange of other securities in its portfolio. The Portfolios may cover call and put options on a securities index by segregating cash or liquid assets with a value equal to the exercise price.

      The Portfolio may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions".


TAX-EXEMPT CASH PORTFOLIO

      Municipal obligations in which the Portfolio may invest include the following Eligible Securities: project notes, demand notes, short-term municipal obligations (including tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes, construction loan notes, and short-term discount notes) rated SP-1+ or SP-1 by S&P or MIG-1 by Moody's; tax-exempt commercial paper rated A-1+ or A-1 by S&P or Prime-1 by Moody's; municipal bonds with a remaining effective maturity of 13 months or less, rated AA or better by S&P or Aa or better by Moody's; variable rate demand notes rated "VMIG-1" by Moody's; and any non-rated tax-exempt, privately placed securities which, in the opinion of the Portfolio's advisor, are equivalent in credit quality to an AA or Aa-rated security as determined by S&P or Moody's, respectively.

      The two principal classifications of municipal obligations are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special or specific excise tax or other specific revenue source such as the user of the facility being financed. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

      Municipal obligations may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

      The municipal obligations in which the Portfolio invests may include variable rate demand notes. Such notes are frequently not rated by credit rating agencies, but unrated notes will be purchased by the Portfolio if they are comparable in quality at the time of the purchase to rated Eligible Securities as determined by the Portfolio's advisor. Where necessary to ensure that a note is an Eligible Security, the Portfolio will require that the issuer's obligation to pay the principal of the note be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. While there may be no active secondary market with respect to a particular variable rate demand note purchased by the Portfolio, the Portfolio may, upon the notice specified in the note, demand payment of the principal of the note at any time or during specified periods not exceeding 13 months, depending upon the instrument involved. The absence of such an active secondary market, however, could make it difficult for the Portfolio to dispose of a variable rate demand note if the issuer defaulted on its payment obligation or during the periods that the Portfolio is not entitled to exercise its demand rights. The Portfolio could, for this or other reasons, suffer a loss to the extent of the default. The Portfolio invests in variable rate demand notes only when the Portfolio's advisor deems the investment to involve minimal credit risk. The Portfolio's advisor also monitors the continuing creditworthiness of issuers of such notes and parties providing credit enhancement to determine whether the Portfolio should continue to hold the notes.

U.S. EMERGING GROWTH PORTFOLIO

      The Portfolio may invest in securities of companies located outside the United States and ADRs listed on the NYSE.

      Under normal circumstances, at least 80% of the Portfolio's net assets (including borrowings for investment purposes) will be invested in equity securities of U.S. emerging growth companies. Emerging growth companies include companies with market capitalizations, at the time of purchase, that are below the largest market capitalization of any stock in the Russell 2000 Growth Index. In addition, the Portfolio may make significant investments in IPOs. However, if warranted in the judgment of the Advisor, the Portfolio may invest a portion of its assets (up to 20% under normal circumstances) in the following fixed income and money market securities: obligations of the U.S. Government and its guaranteed or sponsored agencies, including shares of open-end or closed-end investment companies which invest in such obligations (such shares will be purchased within the limits prescribed by the 1940 Act and would subject a shareholder of the Portfolio to expenses of the other investment company in addition to the expenses of the Portfolio); short-term money market instruments issued in the U.S. or abroad, denominated in dollars or any foreign currency, including short-term certificates of deposit (including variable rate certificates of deposit), time deposits with a maturity no greater than 180 days, bankers' acceptances, commercial paper rated A-1 by S&P or Prime-1 by Moody's, or in equivalent money market securities; and high quality fixed income securities denominated in U.S. dollars, any foreign currency, or a multi-national currency unit such as the ECU.

                      COMMON INVESTMENT POLICIES AND RISKS

REPURCHASE AGREEMENTS

      Each Portfolio may enter into repurchase agreements with qualified brokers, dealers, banks and other financial institutions deemed creditworthy by its advisor. Under normal circumstances, however, the International Portfolio, Large Cap 100 Portfolio, Large Cap Growth Portfolio, Large Cap Value Portfolio, Muni Intermediate Portfolio, New Jersey Muni Portfolio, Philadelphia International Fund,

Small Cap Equity Portfolio, Strategic Equity Portfolio, and U.S. Emerging Growth Portfolio will not enter into repurchase agreements if entering into such agreements would cause, at the time of entering into such agreements, more than 20% of the value of the total assets of the particular Portfolio to be subject to repurchase agreements. The International Portfolio and the Philadelphia International Fund will generally enter into repurchase transactions to invest cash reserves and for temporary defensive purposes.


      In effect, by entering into a repurchase agreement, a Portfolio is lending its funds to the seller at the agreed upon interest rate, and receiving a security as collateral for the loan. Such agreements can be entered into for periods of one day (overnight repo) or for a fixed term (term repo). Repurchase agreements are a common way to earn interest income on short-term funds.

      In a repurchase agreement, a Portfolio purchases a security and simultaneously commits to resell that security at a future date to the seller (a qualified bank or securities dealer) at an agreed upon price plus an agreed upon market rate of interest (itself unrelated to the coupon rate or date of maturity of the purchased security). The seller under a repurchase agreement will be required to maintain the value of the securities which are subject to the agreement and held by a Portfolio at not less than the agreed upon repurchase price.

      If the seller defaults on its repurchase obligation, a Portfolio holding such obligation will suffer a loss to the extent that the proceeds from a sale of the underlying securities (including accrued interest) were less than the repurchase price (including accrued interest) under the agreement. In the event that such a defaulting seller files for bankruptcy or becomes insolvent, disposition of such securities by a Portfolio might be delayed pending court action.

      Repurchase agreements that do not provide for payment to a Portfolio within seven days after notice without taking a reduced price are considered illiquid securities.

BORROWING

      As a temporary measure for extraordinary or emergency purposes, each Portfolio may borrow money from banks. However, none of the Portfolios will borrow money for speculative purposes. If the market value of a Portfolio's securities should decline, the Portfolio may experience difficulty in repaying the borrowing.

SECURITIES LENDING


      Each Portfolio may lend its portfolio securities with a value of up to one-third of its total assets (including the value of the collateral for the loans) to qualified brokers, dealers, banks and other financial institutions who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, a Portfolio attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. A Portfolio may lend its portfolio securities only when the terms, the structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the Securities and Exchange Commission ("SEC") thereunder. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered by the Portfolio's advisor in making decisions with respect to the lending of securities, subject to review by the particular Fund's Board.


      When lending portfolio securities, the securities may not be available to a Portfolio on a timely basis. Therefore, a Portfolio may lose the opportunity to sell the securities at a desirable price. Such loans would also involve risks of delay in receiving additional collateral if the value of the collateral decreases below the value of the securities loaned or even the loss of rights to the collateral should the borrower of the securities fail financially. Additionally, if a borrower of securities files for bankruptcy or becomes insolvent, disposition of the securities may be delayed pending court action. A Portfolio may, from time to time, pay negotiated fees in connection with the lending of securities.


      The Portfolios may invest the cash collateral received in short-term money market instruments, including commercial paper, money market mutual funds, certificates of deposit, time deposits and other short-term bank obligations, securities issued by the U.S. government, its agencies or instrumentalities, repurchase agreements and other highly rated liquid investments.

"WHEN ISSUED", "DELAYED SETTLEMENT", AND "FORWARD DELIVERY" SECURITIES

      Each Portfolio may purchase and sell securities on a "when issued," "delayed settlement" or "forward delivery" basis. "When issued" or "forward delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. "When issued" or "forward delivery" transactions may be expected to occur one month or more before delivery is due. "Delayed settlement" is a term used to describe settlement of a securities transaction in the secondary market which will occur sometime in the future. One form of "when issued" or "delayed settlement" security that the Core Fixed Income Portfolio may purchase is a "to be announced" ("TBA") mortgage-backed security. A TBA transaction arises when a mortgage-backed security, such as a GNMA pass-through security, is purchased or sold with the specific pools that will constitute that GNMA pass-through security to be announced on a future settlement date. No payment or delivery is made by a Portfolio in a "when issued", "delayed settlement" or "forward delivery" transaction until the Portfolio receives payment or delivery from the other party to the transaction. A Portfolio will maintain a separate account of cash, U.S. Government securities or other high grade debt obligations at least equal to the value of purchase commitments until payment is made. Such segregated securities will either mature or, if necessary, be sold on or before the settlement date. Although a Portfolio receives no income from the above described securities prior to delivery, the market value of such securities is still subject to change.


      A Portfolio will engage in "when issued" transactions to obtain what is considered to be an advantageous price and yield at the time of the transaction. When a Portfolio engages in "when issued," "delayed settlement" or "forward delivery" transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of speculation. Each Portfolio's "when issued", "delayed settlement" and "forward delivery" commitments are not expected to exceed 30% of its total assets absent unusual market circumstances, and each Portfolio will only sell securities on such a basis to offset securities purchased on such a basis.

      Securities purchased or sold on a "when issued," "delayed settlement" or "forward delivery" basis are subject to changes in value based upon changes in the general level of interest rates. In when-issued and delayed settlement transactions, a Portfolio relies on the seller to complete the transaction; the seller's failure to do so may cause a Portfolio to miss an advantageous price or yield.

INVESTMENT COMPANY SECURITIES


      In connection with the management of their daily cash positions, each Portfolio may invest in securities issued by other open-end or closed-end investment companies which invest in the obligations of the U.S. Government and its guaranteed or sponsored agencies. In addition, the International Portfolio and the Philadelphia International Fund may each invest in shares of closed-end investment companies which invest chiefly in the shares of companies located outside of the U.S. Except as otherwise permitted under the 1940 Act, each Portfolio limits its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in the securities of investment companies as a group; and (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Portfolio. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company's advisory fees and other expenses, in addition to the expenses the Portfolio bears directly in connection with its own operations. Furthermore, the investment company securities in which a Portfolio invests may decline in value.

ILLIQUID SECURITIES

      The Portfolios (other than the U.S. Emerging Growth Portfolio) will not invest more than 10% of their respective net assets in securities that are illiquid. The U.S. Emerging Growth Portfolio will not invest more than 15% of its net assets in securities that are illiquid. These securities are subject to the risk that should a Portfolio need to dispose of such securities, there may not be a ready market or the Portfolio may have to sell such securities at an undesirable price.

STAND-BY COMMITMENTS

      The Muni Intermediate and New Jersey Muni Portfolios may acquire stand-by commitments which may increase the cost, and thereby reduce the yield, of the municipal obligation to which such commitment relates.

FOREIGN SECURITIES


      The International Portfolio, Large Cap 100 Portfolio, Large Cap Growth Portfolio, Large Cap Value Portfolio, Philadelphia International Fund, Small Cap Equity Portfolio, Strategic Equity Portfolio, and U.S. Emerging Growth Portfolio may invest in foreign securities. Such investments may involve higher costs than investments in U.S. securities, including higher transaction costs and additional taxes by foreign governments. Foreign investments may also present additional risks associated with currency exchange rates, differences in accounting, auditing and financial reporting standards, holding securities in domestic and foreign custodian banks and depositories, less complete financial information about the issuers, less market liquidity, and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividends, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions, might adversely affect the payment of dividends or principal and interest on foreign obligations.


      Foreign securities markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of a Portfolio are uninvested and no return is earned. The inability of a Portfolio to make intended security purchases due to these and other settlement problems could cause such Portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a Portfolio due to subsequent declines in value of the portfolio security or, if the Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser. Additionally, a Portfolio may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts.

      Although the Portfolios may invest in securities denominated in foreign currencies, the Portfolios value their securities and other assets in U.S. dollars. As a result, the net asset value ("NAV") of the Portfolios' shares may fluctuate with U.S. dollar exchange rates as well as with price changes of a Portfolio's securities in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the currencies in which the Portfolios make their investments could reduce the effect of increases and magnify the effect of decreases in the prices of the Portfolios' securities in their local markets. Conversely, a decrease in the value of the U.S. dollar will have the opposite effect of magnifying the effect of increases and reducing the effect of decreases in the prices of the Portfolios' securities in their local markets. In addition to favorable and unfavorable currency exchange rate developments, the Portfolios are subject to the possible imposition of exchange control regulations or freezes on convertibility of currency.


      The International Portfolio and the Philadelphia International Fund may invest in emerging market countries. Developing countries may impose restrictions on a Portfolio's ability to repatriate investment income or capital. Even if there is no outright restriction on repatriation of investment income or capital, the mechanics of repatriation may affect certain aspects of the operations of the Portfolio.


      Some of the currencies in emerging markets have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain developing countries face serious exchange constraints.

      Lastly, governments of some developing countries exercise substantial influence over many aspects of the private sector. In some countries, the government owns or controls many companies, including the largest in the country. As such, government actions in the future could have a significant effect on economic conditions in developing countries in these regions, which could affect private sector companies, a Portfolio and the value of its securities. Furthermore, certain developing countries are among the largest debtors to commercial banks and foreign governments. Trading in debt obligations issued or guaranteed by such governments or their agencies and instrumentalities involves a high degree of risk.

DEPOSITARY RECEIPTS


      The International Portfolio, Large Cap 100 Portfolio, Large Cap Value Portfolio, Philadelphia International Fund, Strategic Equity Portfolio, and U.S. Emerging Growth Portfolio may purchase certain sponsored or unsponsored depositary receipts. In sponsored programs, an issuer makes arrangements to have its securities traded in the form of depositary receipts. For purposes of a Portfolio's investment policies, the Portfolio's investments in depositary receipts will be deemed to be investments in the underlying securities. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the depositary receipts.

      The International Portfolio, Large Cap 100 Portfolio, Large Cap Value Portfolio, Philadelphia International Fund, Strategic Equity Portfolio, and U.S. Emerging Growth Portfolio may invest in ADRs. ADRs are depositary receipts issued in registered form by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign company. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. ADR prices are denominated in U.S. dollars although the underlying securities are denominated in a foreign currency.


      Generally, depositary receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the United States. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Investments in ADRs, involve risks similar to those accompanying direct investments in foreign securities.

FORWARD FOREIGN EXCHANGE CONTRACTS


      The International Portfolio and the Philadelphia International Fund may enter into forward foreign exchange contracts, but such contracts may not be used for speculative purposes. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the Commodity Futures Trading Commission (the "CFTC") such as the New York Mercantile Exchange. The Portfolios would enter into foreign currency futures contracts solely for hedging or other appropriate investment purposes as permitted by regulations which permit principals of an investment company registered under the Commodity Exchange Act to engage in such transactions without registering as commodity pool operators.


      Forward foreign currency exchange contracts allow a Portfolio to hedge the currency risk of portfolio securities denominated in a foreign currency. This method of protecting the value of a Portfolio's investment securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase. Additionally, investments in foreign currency exchange contracts involve other risks similar to those accompanying direct investments in foreign securities.

      Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in any given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

      At the maturity of a forward contract, a Portfolio may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

REVERSE REPURCHASE AGREEMENTS

      The Government Cash and Core Fixed Income Portfolios may enter into reverse repurchase agreements. In a reverse repurchase agreement the Portfolio sells a security and simultaneously commits to repurchase that security at a future date from the buyer. In effect, the Portfolio is temporarily borrowing funds at an agreed upon interest rate from the purchaser of the security, and the sale of the security represents collateral for the loan. The Portfolio retains record ownership of the security and the right to receive interest and principal payments on the security. At an agreed upon future date, the Portfolio repurchases the security by remitting the proceeds previously received, plus interest. In certain types of agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based on the prevailing overnight repurchase rate. These agreements, which are treated as if reestablished each day, are expected to provide the Portfolio with a flexible borrowing tool. Reverse repurchase agreements are considered to be borrowings by the Portfolio under the 1940 Act.

      The Portfolio's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. The Portfolio may enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. The Portfolio will maintain liquid securities at least equal to its purchase obligations under these agreements. The Portfolio's advisor will consider the creditworthiness of the other party in determining whether a Portfolio will enter into a reverse repurchase agreement.

      A Portfolio is permitted to invest up to one-third of its total assets in reverse repurchase agreements and securities lending transactions. Reverse repurchase agreements and securities lending transactions will be aggregated for purposes of this investment limitation.

      The use of reverse repurchase agreements involves certain risks. For example, the securities acquired by a Portfolio with the proceeds of such an agreement may decline in value, although the Portfolio is obligated to repay the proceeds. In addition, the market value of the securities sold by a Portfolio may decline below the repurchase price, to which the Portfolio remains committed.

INTEREST RATE RISKS

      The Portfolios may invest in fixed-income securities. Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they usually offer higher yields to compensate investors for the greater risks.

CREDIT RISKS


      Because the Portfolios may invest in fixed-income securities, they are subject to "credit risk" -- the risk that an issuer will be unable to make principal and interest payments when due. U.S. Government securities are generally considered to be the safest type of investment in terms of credit risk. Municipal obligations generally rank between U.S. Government securities and corporate debt securities in terms of credit safety. Corporate debt securities, particularly those rated below investment grade, may present the highest credit risk.


      The Small Cap Equity and U.S. Emerging Growth Portfolios may invest in securities which have the lowest rating in the investment grade category (i.e., Baa by Moody's or BBB by S&P). Such securities are considered to have some speculative characteristics and are more sensitive to economic change than higher rated securities.

      Ratings published by nationally recognized statistical rating organizations are widely accepted measures of credit risk. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower-rated bonds generally pay higher yields to compensate investors for the greater risk.

U.S. GOVERNMENT OBLIGATIONS


      The Portfolios may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Direct obligations of the U.S. Government such as Treasury bills, notes and bonds are supported by its full faith and credit. Indirect obligations issued by federal agencies and government-sponsored entities generally are not backed by the full faith and credit of the U.S. Treasury. Some of these indirect obligations may be supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others are supported only by the credit of the instrumentality.

INITIAL PUBLIC OFFERINGS


      An initial public offering ("IPO") is a company's first offering of stock to the public. The U.S. Emerging Growth Portfolio may make significant investments in IPOs. The International Portfolio, Large Cap 100 Portfolio, Large Cap Growth Portfolio, Large Cap Value Portfolio, Philadelphia International Fund, Small Cap Equity Portfolio, and Strategic Equity Portfolio also may invest in IPOs.


      An IPO presents the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk.

      When a Portfolio's asset base is small, a significant portion of the Portfolio's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Portfolio. As the Portfolio's assets grow, the effect of the Portfolio's investments in IPOs on the Portfolio's performance probably will decline, which could reduce the Portfolio's performance. Because of the price volatility of IPO shares, a Portfolio may choose to hold IPO shares for a very short period of time. This may increase the portfolio turnover and may lead to increased expenses to the Portfolio, such as commissions and transaction costs. By selling IPO shares, the Portfolio may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that the Portfolio will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for the Portfolio to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

      The Portfolios' investments in IPO shares may include the securities of "unseasoned" companies (companies with less than three years of continuous operations), which present risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

                           PRICE OF PORTFOLIO SHARES

      The NAV per share of each Portfolio is determined by dividing the total market value of its investments and other assets, less liabilities, by the total number of its shares outstanding.

      Equity securities listed on a U.S. securities exchange for which quotations are readily available are valued at the last quoted sale price as of the close of the exchange's regular trading hours on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted U.S. equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued not in excess of the asked prices or less than the bid prices.


      For the purpose of calculating the Government Cash and Tax-Exempt Cash Portfolios' (collectively, the "Money Market Portfolios") NAV per share, securities are valued by the "amortized cost" method of valuation, which does not take into account unrealized gains or losses. The amortized cost method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument.


      The use of amortized cost and the maintenance of each Money Market Portfolio's per share NAV at $1.00 is based on its election to operate under the provisions of Rule 2a-7 under the 1940 Act. As a condition of operating under that Rule, each Money Market Portfolio must maintain an average weighted maturity of 90 days or less, purchase only instruments deemed to have remaining maturities of 13 months or less, and invest only in securities which are determined by the Portfolio's advisor, pursuant to procedures established by the Glenmede Fund's Board of Directors (the "Board"), to present minimal credit risks and which are Eligible Securities, pursuant to procedures established by the Board.


      The Board has established procedures reasonably designed to stabilize the NAV per share for the purposes of sales and redemptions at $1.00. These procedures include daily review of the relationship between the amortized cost value per share and a NAV per share based upon available indications of market value.

      In the event of a deviation of over 1/2 of 1% between a Money Market Portfolio's NAV, based upon available market quotations or market equivalents, and $1.00 per share based on amortized cost, the Board members will promptly consider what action, if any, should be taken. The Board members also will take such action as they deem appropriate to eliminate or to reduce, to the extent reasonably practicable, any material dilution or other unfair results which might arise from differences between the two. Such action may include redemption in kind, selling instruments prior to maturity to realize capital gains or losses or to shorten the average weighted maturity, exercising puts, withholding dividends, paying distributions from capital or capital gains or utilizing a NAV per share as determined by using available market quotations.

      The NAV per share of each Money Market Portfolio will ordinarily remain at $1.00, but each Portfolio's daily dividends will vary in amount. There can be no assurance, however, that the Portfolios will maintain a constant NAV per share of $1.00.

      Marketable fixed income securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market, at the most recent quoted bid price, or when stock exchange valuations are used, at the latest quoted sale price on the day of valuation. If there is not such a reported sale, the latest quoted bid price will be used. NAV includes interest on fixed income securities which is accrued daily. In addition, bond and other fixed income securities may be valued on the basis of prices provided by a pricing service or by using a matrix or formula, when a Portfolio's advisor believes such prices reflect the fair market value of such securities. The prices provided by a pricing service are determined without regard to bid or last sale prices, but take into account institutional size trading in similar groups of securities and any developments related to specific securities. The matrix pricing method values securities by reference to prices of comparable securities obtained from sources the advisor deems accurate and reliable. Debt securities with remaining maturities of 60 days or less are valued at amortized cost, pursuant to which (i) such securities shall be valued initially at cost on the date of purchase or, in the case of securities purchased with more than 60 days maturity, at their market or fair value on the 61st day prior to maturity, and (ii) thereafter (absent unusual circumstances), a constant proportionate amortization of any discount or premium shall be assumed until maturity of the security.


      Securities listed on a foreign exchange and unlisted foreign securities are valued at the latest quoted sales price available when assets are valued. For the International Portfolio and Philadelphia International Fund, if a subsequent occurrence, based on the movement of an index, is believed to have changed such value, however, the Fund may use a fair valuation model to value those securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the

NYSE. Foreign securities for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board. Foreign securities may trade on days when shares of a Portfolio are not priced; as a result, the NAV of shares of such Portfolio may change on days when shareholders will not be able to purchase or redeem the Portfolio's shares. Foreign currency amounts are translated into U.S. dollars at the bid prices of such currencies against U.S. dollars last quoted by a major bank.


      The Muni Intermediate and New Jersey Muni Portfolios' municipal obligations for which quotations are readily available are valued at the most recent quoted bid price provided by investment dealers, provided that municipal obligations may be valued on the basis of prices provided by a pricing service when such prices are determined by the Portfolios' advisor to reflect the fair market value of such municipal obligations. Municipal obligations for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of the Board. Debt obligations with remaining maturities of 60 days or less are valued on the basis of amortized cost, pursuant to which (i) such securities are valued initially at cost on the date of purchase or, in the case of securities purchased with more than 60 days maturity, at their market or fair value on the 61st day prior to maturity, and (ii) thereafter (absent unusual circumstances), a constant proportionate amortization of any discount or premium shall be assumed until maturity of the security.

      When market quotations are unavailable or when events occur that make established valuation methods unreliable, the Portfolios' investments will be valued at fair value as determined in good faith using methods determined by the Boards.

                               PURCHASE OF SHARES


      The purchase price of shares of each Portfolio is the NAV next determined after receipt of the purchase order by the particular Fund. It is the responsibility of The Glenmede Trust Company, N.A. ("Glenmede Trust"), Philadelphia International Advisors LP ("Philadelphia International") or Institutions to transmit orders for share purchases to Investors Bank & Trust Company ("IBT"), the Funds' transfer agent, and to deliver required funds to IBT, the Funds' custodian, on a timely basis.


      Each Portfolio reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the particular Fund, and
(iii) to reduce or waive the minimum for initial and subsequent investments from time to time.

      At the discretion of the Funds, investors may be permitted to purchase Portfolio shares by transferring securities to the Portfolio that meet the Portfolio's investment objective and policies.

                              REDEMPTION OF SHARES

      Redemption proceeds are normally paid in cash, although the Funds have elected to be governed by rule 18f-1 under the 1940 Act which permits them to limit each shareholder to cash redemptions of $250,000 or 1% of such Portfolio's NAV, whichever is less, within a 90-day period. Any additional redemption proceeds would be made in readily marketable securities.

                              SHAREHOLDER SERVICES


      Shareholders may transfer shares of the Portfolios to another person. An investor wishing to transfer shares should contact Glenmede Trust or, with respect to the Philadelphia International Fund, Philadelphia International.

                               PORTFOLIO TURNOVER


      The Portfolios will not normally engage in short-term trading, but reserve the right to do so. A high portfolio turnover rate can result in corresponding increases in brokerage commissions; however, the Portfolios' advisors and the sub-advisor (with respect to International Portfolio), will not consider turnover rate a limiting factor in making investment decisions consistent with that Portfolio's investment objective and policies. [TO BE UPDATED BY AMENDMENT]

                        DISCLOSURE OF PORTFOLIO HOLDINGS

      The Boards of Directors/Trustees of the Funds have adopted a policy on selective disclosure of portfolio holdings. The policy provides that neither a Fund, nor its investment advisers, sub-adviser, administrator, transfer agent or distributor ("Fund Service Provider") will disclose non-public information concerning securities held in a Fund's Portfolios to any person other than in accordance with the policy. Under the policy, neither a Fund, any Fund Service Provider, nor any of their affiliated persons may receive any compensation in any form, whether in cash or otherwise, in connection with the disclosure of portfolio holdings information. A Fund Service Provider may provide portfolio holdings information to third parties if such information has been included in the Fund's public filings with the SEC.

      Portfolio holdings information that is not filed with the SEC may be provided to third parties only if the Fund has a legitimate business purpose for doing so, the third party recipients are required to keep all portfolio holdings information confidential and are prohibited from trading on the information they receive. In order to ensure that the disclosure of the Fund's non-public portfolio holdings is in the best interests of the Fund's shareholders and to avoid any potential or actual conflicts of interest with the Fund's Service Providers or other affiliated persons, disclosure to such third parties must be authorized by the Fund's President and approved in advance by the Board of Directors/Trustees. Under the policy, the Board of each Fund is to receive information, on a quarterly basis, regarding any disclosures of non-public portfolio holdings information that were permitted during the preceding quarter. Such authorization, pre-approval and reporting is not required for disclosure by the Funds' Administrator to providers of auditing, custody, proxy voting and other services to the Funds, as well as rating and ranking organizations. In general, each recipient of non-public portfolio holdings information must sign a confidentiality and non-trading agreement, although this requirement will not apply when the recipient is otherwise subject to a duty of confidentiality.

      Under the policy, the Funds' President has authorized the release of information regarding the Funds' portfolio holdings on a daily basis to providers of auditing, custody, proxy voting, legal and other services to the Funds, currently including:

      (i) Investors Bank & Trust Company, in connection with the provision of services as the Funds' Custodian, Administrator, Transfer Agent and Securities Lending Agent;

      (ii) Third-party providers of proxy voting services, such as Institutional Shareholder Service (ISS) and Automatic Data Processing (ADP);

      (iii) _____________, the Funds' independent registered public accountant, in connection with the provision of services related to the audit of the Funds' financial statements and certain non-audit services;

      (iv) Third-party providers of pricing services, such as FT Interactive Data Corporation and JJ Kenney; and

      (v) Drinker Biddle & Reath LLP, in connection with the provision of services as legal counsel to the Funds.

                             INVESTMENT LIMITATIONS

      Each Portfolio is subject to the following restrictions. The numbered restrictions are fundamental policies and may not be changed without the approval of the lesser of: (1) 67% of the voting securities of the affected Portfolio present at a meeting if the holders of more than 50% of the outstanding voting securities of the affected Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the affected Portfolio. Each Portfolio will not:

      (1) invest in commodities or commodity contracts, except that each Portfolio may invest in futures contracts and options;

      (2) purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate;

      (3) make loans, except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements, subject to the limitation described in investment limitation (9) below, and money market instruments, including bankers' acceptances and commercial paper, and selling securities on a when issued, delayed settlement or forward delivery basis) which are publicly or privately distributed, and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder;

      (4) purchase on margin or sell short, except as specified above in investment limitation (1);

      (5) purchase more than 10% of any class of the outstanding voting securities of any issuer;

      (6) issue senior securities, except that a Portfolio may borrow money in accordance with investment limitation (7) below, purchase securities on a when issued, delayed settlement or forward delivery basis and enter into reverse repurchase agreements;

      (7) borrow money, except as a temporary measure for extraordinary or emergency purposes, and then not in excess of 10% of its total assets at the time of the borrowing (entering into reverse repurchase agreements and purchasing securities on a when issued, delayed settlement or forward delivery basis are not subject to this investment limitation);


      (8) pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value, except as described in the Prospectus and this SAI and in connection with entering into futures contracts, but the deposit of assets in a segregated account in connection with the writing of covered put and call options and the purchase of securities on a when issued, delayed settlement or forward delivery basis and collateral arrangements with respect to initial or variation margin for futures contracts will not be deemed to be pledges of a Portfolio's assets or the purchase of any securities on margin for purposes of this investment limitation;


      (9) underwrite the securities of other issuers, or with respect to each Portfolio other than the U.S. Emerging Growth Portfolio, invest more than an aggregate of 10% of the total assets of the Portfolio, at the time of purchase, in securities for which there are no readily available markets, including repurchase agreements which have maturities of more than seven days or, in the case of each Portfolio, securities subject to legal or contractual restrictions on resale;

      (10) invest for the purpose of exercising control over management of any company;

      (11) invest its assets in securities of any investment company, except in connection with mergers, acquisitions of assets or consolidations and except as may otherwise be permitted by the 1940 Act;

      (12) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies, enterprises or instrumentalities; and

      (13) write or acquire options or interests in oil, gas or other mineral exploration or development programs.

      Each Portfolio, with the exception of the Muni Intermediate and New Jersey Muni Portfolios, also will not:

      (14) with respect to 75% of its total assets, invest more than 5% of its total assets at the time of purchase in the securities of any single issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies, enterprises or instrumentalities).

      Pursuant to Rule 2a-7 under the 1940 Act, each of the Government Cash Portfolio and the Tax-Exempt Cash Portfolio may not invest more than 5% of its total assets in securities of any one issuer (other than U.S. Government securities, repurchase agreements collateralized by such obligations, certain money market fund securities and securities subject to certain guarantees which are issued by persons that, directly or indirectly, do not control and are not controlled by or under common control with the issuer). Each of these portfolios may, however, invest more than 5% of its total assets in First Tier Securities (as defined in Rule 2a-7) of a single issuer for a period of three business days after the purchase thereof. For the Government Cash Portfolio and the Tax-Exempt Cash Portfolio compliance with the diversification provisions of Rule 2a-7 under the 1940 Act will be deemed to be compliance with the diversification limitation in paragraph (14).


      Each of the Muni Intermediate Portfolio and the New Jersey Muni Portfolio is classified as a "non-diversified" investment company under the 1940 Act, which means that each Portfolio is not limited by the 1940 Act in the proportion of its assets that it may invest in the securities of a single issuer. However, each Portfolio intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), which generally will relieve the Portfolio of any liability for Federal income tax to the extent its earnings are distributed to shareholders. In order to qualify as a regulated investment company, the Code requires, among other things, that at the end of each quarter, no more than 5% of the value of a Portfolio's total assets may be invested in the securities of any one issuer, and no more than 10% of the outstanding voting securities of such issuer may be held by the Portfolio, except that (a) up to 50% of the value of the Portfolio's total assets may be invested without regard to these limitations, provided that no more than 25% of the value of the Portfolio's total assets are invested in the securities of any one issuer (or two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses or related trades or businesses); (b) the foregoing limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (c) a Portfolio will be considered to have violated these diversification requirements only if the noncompliance results from an acquisition of securities during the quarter and is not cured within 30 days after the end of the quarter.

      If a Portfolio's borrowings are in excess of 5% (excluding overdrafts) of its total net assets, additional portfolio purchases will not be made until the amount of such borrowing is reduced to 5% or less.


      With respect to the International Portfolio, Large Cap 100 Portfolio, Large Cap Growth Portfolio, Large Cap Value Portfolio, Philadelphia International Fund, Small Cap Equity Portfolio, Strategic Equity Portfolio, and U.S. Emerging Growth Portfolio, borrowings including reverse repurchase agreements and securities purchased on a when issued, delayed settlement or forward delivery basis may not exceed 33 1/3% of each Portfolio's total net assets.

      With respect to investment limitations (7) and (8), the International Portfolio and the Philadelphia International Fund may borrow money as a temporary measure for extraordinary or emergency purposes, enter into reverse repurchase agreements and purchase securities on a when-issued, delayed settlement or forward delivery basis, which activities may involve a borrowing, provided that the aggregate of such borrowings shall not exceed 33 1/3% of the value of each Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings) and may pledge up to 33 1/3% of the value of its total assets to secure borrowings.


      As a matter of policy which may be changed by the particular Fund's Board without shareholder approval, with respect to limitation (12), Portfolios other than the Government Cash Portfolio and the Tax-Exempt Cash Portfolio will not invest more than 25% of the value of their respective total assets in instruments issued by U.S. banks.

      In addition, with respect to investment limitation (12), (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services; for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

      With regard to limitation (13), the purchase of securities of a corporation, a subsidiary of which has an interest in oil, gas or other mineral exploration or development programs shall not be deemed to be prohibited by the limitation.

      As a matter of fundamental policy which may not be changed without shareholder approval, the Tax-Exempt Cash Portfolio normally invests at least 80% of its net assets (including borrowings for investment purposes) in municipal obligations, which pay interest that is exempt from regular Federal income tax and Federal alternative minimum tax.


      As a matter of fundamental policy which may not be changed without shareholder approval, the Muni Intermediate Portfolio and the New Jersey Muni Portfolio each normally invest at least 80% of their net assets (including borrowings for investment purposes) in municipal obligations which pay interest that is exempt from regular Federal income tax, but may be subject to Federal alternative minimum tax.


      If a percentage restriction is adhered to at the time an investment is made, a later increase in percentage resulting from a change in value or assets will not constitute a violation of such restriction.

                             MANAGEMENT OF THE FUNDS

      Each Fund's officers, under the supervision of the particular Board, manage the day-to-day operations of the Fund. The Board members set broad policies for each Fund and choose its officers.

BOARD MEMBERS AND OFFICERS

      The following is a list of the Board members and officers of each of the Funds, their ages, their principal occupations during the past five years, the number of portfolios that they oversee in the Funds' complex, and other directorships they hold. Unless otherwise indicated below, the address of each Board member and officer is 200 Clarendon Street, Boston, Massachusetts 02116.

INDEPENDENT DIRECTORS/TRUSTEES(1)


------------------------------------------------------------------------------------------------------------------------------------
NAME, ADDRESS AND AGE      POSITIONS HELD      TERM OF OFFICE      PRINCIPAL                NUMBER OF         OTHER
                           WITH THE FUNDS      AND LENGTH OF       OCCUPATIONS(S) DURING    PORTFOLIOS IN     DIRECTORSHIPS
                                               TIME SERVED*        PAST 5 YEARS             FUND COMPLEX      HELD BY
                                                                                            OVERSEEN BY       DIRECTOR/ TRUSTEE
                                                                                            DIRECTOR/
                                                                                            TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
H. FRANKLIN ALLEN, D.      Director of the    Director of the      Nippon Life Professor    13                None
PHIL.                      Glenmede Fund.     Glenmede Fund        of Finance, and
                                              since March 1991.    Professor of
Age: 49                    Trustee of the                          Economics; Professor
                           Glenmede           Trustee of the       of Finance and
                           Portfolios.        Glenmede             Economics from
                                              Portfolios since     1990-1996; Vice Dean
                                              May 1992.            and Director of
                                                                   Wharton Doctoral
                                                                   Programs from
                                                                   1990-1993. Employed
                                                                   by The University of
                                                                   Pennsylvania since
                                                                   1980.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
WILLARD S. BOOTHBY, JR.    Director of the    Director of the      Former Director,         13                None
                           Glenmede Fund.     Glenmede Fund        Getty Oil Corp.;
Age: 84                                       since October 1988.  Former Director of
                           Trustee of the                          Georgia-Pacific
                           Glenmede           Trustee of the       Corp.; Former
                           Portfolios.        Glenmede             Chairman and Chief
                                              Portfolios since     Executive Officer
                                              May 1992.            Blyth Eastman Dillon
                                                                   & Co., Inc.; Former
                                                                   Managing Director of
                                                                   Paine Webber, Inc.;
                                                                   Former Chairman of
                                                                   U.S. Securities
                                                                   Industry Association.
------------------------------------------------------------------------------------------------------------------------------------
FRANCIS J. PALAMARA        Director of the    Director of the      Former Chief            13                 None
                           Glenmede Fund.     Glenmede Fund        Operating Officer of
Age: 80                                       since October 1988.  the New York Stock
                           Trustee of the                          Exchange; Former
                           Glenmede           Trustee of the       Trustee of Gintel
                           Portfolios.        Glenmede             Fund; Former Director
                                              Portfolios since     of XTRA Corporation;
                                              May 1992.            Former Director and
                                                                   Executive Vice
                                                                   President--Finance of
                                                                   ARAMARK, Inc.
------------------------------------------------------------------------------------------------------------------------------------


(1) Independent Directors/Trustees are those Directors/Trustees who are not "interested persons" of the Funds as defined in the 1940 Act.

INTERESTED DIRECTORS/TRUSTEES(2)


------------------------------------------------------------------------------------------------------------------------------------
NAME, ADDRESS AND AGE     POSITIONS HELD       TERM OF OFFICE      PRINCIPAL                NUMBER OF        OTHER
                          WITH THE FUNDS       AND LENGTH OF       OCCUPATION(S) DURING     PORTFOLIOS IN    DIRECTORSHIPS
                                               TIME SERVED*        PAST 5 YEARS             FUND COMPLEX     HELD BY
                                                                                            OVERSEEN BY      DIRECTOR/ TRUSTEE
                                                                                            DIRECTOR/
                                                                                            TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
JOHN W. CHURCH, JR. (3)   Chairman and        Chairman and         Director of Girard       13               None
                          Director of the     Director of the      Partners LTD;
Age: 73                   Glenmede Fund.      Glenmede Fund        Retired, Executive
                                              since October 1988.  Vice President and
                          Chairman and                             Chief Investment
                          Trustee of the      Chairman and         Officer of Glenmede
                          Glenmede            Trustee of the       Trust from 1979 -
                          Portfolios.         Glenmede             since 1997.
                                              Portfolios
                                              May 1992.
------------------------------------------------------------------------------------------------------------------------------------
G. THOMPSON PEW, JR. (4)  Director of the     Director of the      Director, Member        13                None
                          Glenmede Fund.      Glenmede Fund        Relationship
Age: 63                                       since October 1988.  Oversight Committee
                          Trustee of the                           and Chairman of the
                          Glenmede            Trustee of the       Compensation
                          Portfolios.         Glenmede             Committee of Glenmede
                                              Portfolios since     Trust; Former
                                              May 1992.            Director of Brown &
                                                                   Glenmede Holdings,
                                                                   Inc.; Former
                                                                   Director, Principal
                                                                   and Officer of
                                                                   Philadelphia
                                                                   Investment Banking
                                                                   Co.; Former Director
                                                                   and Officer of Valley
                                                                   Forge Administrative
                                                                   Services Company.
------------------------------------------------------------------------------------------------------------------------------------


(2) Interested Directors/Trustees are those Directors/Trustees who are "interested persons" of the Funds as defined in the 1940 Act.


(3) Mr. Church is deemed to be an "interested" Director/Trustee of the Funds because of his stock ownership in The Glenmede Corporation, of which Glenmede Advisers, Inc. ("Glenmede Advisers") is a subsidiary.


(4) Mr. Pew is deemed to be an "interested" Director/Trustee of the Funds because of his affiliations with Glenmede Trust and his stock ownership in The Glenmede Corporation, of which Glenmede Advisers is a subsidiary.

* Each Director of Glenmede Fund holds office until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his/her successor, if any, elected at such meeting, or (ii) the date he or she dies, resigns or retires, or is removed by the Board of Directors or shareholders. Each Trustee of Glenmede Portfolios holds office until the earliest of (i) the termination of the Glenmede Portfolios, or (ii) the date he or she, resigns or retires, or is removed by the Board of Trustees or shareholders.

OFFICERS


------------------------------------------------------------------------------------------------------------------------------------
NAME, ADDRESS AND AGE      POSITIONS HELD       TERM OF OFFICE AND LENGTH    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
                           WITH THE FUNDS       OF TIME SERVED**
------------------------------------------------------------------------------------------------------------------------------------
MARY ANN B. WIRTS          President and        President of the Funds       First Vice President and Managing Director of
                           Treasurer of the     since December 1997.         Fixed Income of Glenmede Trust and Glenmede
1650 Market Street,        Funds.                                            Advisers. Director of Glenmede Advisers since
Suite 1200                                      Treasurer of the Funds       2002. Employed by Glenmede Trust since 1982 and
Philadelphia, PA  19103                         since December 2002.         Glenmede Advisers since 2000.

Age: 54

------------------------------------------------------------------------------------------------------------------------------------
KIMBERLY C. OSBORNE        Executive Vice       Executive Vice President     Vice President of Glenmede Trust and Glenmede
                           President of the     of the Funds since           Advisers. Employed by Glenmede Trust since 1993
1650 Market Street,        Funds.               December 1997.               and Glenmede Advisers since 2000.
Suite 1200
Philadelphia, PA  19103

Age: 40

------------------------------------------------------------------------------------------------------------------------------------
MICHAEL P. MALLOY          Secretary of the     Secretary of the Funds       Partner in the law firm of Drinker Biddle &
One Logan Square           Funds.               since January 1995.          Reath LLP.
18th and Cherry Streets
Philadelphia, PA
19103-6996

Age: 46

------------------------------------------------------------------------------------------------------------------------------------
PETER W. KRONBERG          Assistant            Assistant Secretary of the   Director and Counsel, Investors Bank & Trust
200 Clarendon Street       Secretary of the     Funds since September 2005.  Company since 2005.
Boston, MA 02116           Funds.
                                                                             Attorney and Principal, Contract Corporate
Age: 50                                                                      Counsel, 1998-2005.

------------------------------------------------------------------------------------------------------------------------------------
ODEH L. STEVENS            Assistant            Assistant Secretary of the   Associate Counsel, Investors Bank & Trust
200 Clarendon Street       Secretary of the     Funds since September 2005.  Company since 2005. Legal Product Manager,
Boston, MA 02116           Funds                                             Fidelity Investments (2000-2005).
Age: 33

------------------------------------------------------------------------------------------------------------------------------------
DANIEL SHEA                Assistant            Assistant Secretary of the   Director, Investors Bank & Trust
200 Clarendon Street       Treasurer of the     Funds since March 2005.      Company. Employed by Investors Bank & Trust
Boston, MA 02116           Funds.                                            Company since 1996.
Age: 43

------------------------------------------------------------------------------------------------------------------------------------
DONNA ROGERS               Chief Compliance     Chief Compliance Officer     Senior Director, Investors Bank & Trust Company
200 Clarendon Street       Officer              of the Funds since           since 1994.
Boston, MA 02116                                September 2004.
Age: 38

------------------------------------------------------------------------------------------------------------------------------------

** Each officer is elected by the respective Board and holds office for the term of one year and until his or her successor is duly elected and qualified, or until he or she dies, resigns, is removed, or becomes disqualified.

STANDING BOARD COMMITTEES


      Messrs. Allen, Boothby, Church, Palamara and Pew are members of the Audit and Valuation Committees of the Boards. The Audit Committees operate under a written charter approved by the Boards. The purposes of the Audit Committees include overseeing the accounting and financial reporting processes of the Funds and the audits of the Funds' financial statements. Accordingly, the Committees assist the Boards in their oversight of (i) the integrity of the Funds' financial statements; (ii) the independent accountants' qualifications and independence; and (iii) the performance of the Funds' internal audit function and independent accountants. The Audit Committees convened two times during the fiscal year ended October 31, 2005. The Funds' Valuation Committees determine, in consultation with the Funds' administrator and advisors, the fair value of certain securities pursuant to procedures adopted by the Boards. The Valuation Committees did not convene during the fiscal year ended October 31, 2005.

      Messrs. Allen, Boothby and Palamara are members of the Nominating Committees of the Boards. The Funds' Nominating Committees, among other things, nominate persons to fill vacancies on the Boards. The Nominating Committees will consider nominees recommended by shareholders. Recommendations should be submitted to the Committees in care of the Funds' Secretary. The Nominating Committees did not convene during the fiscal year ended October 31, 2005.

DIRECTOR/TRUSTEE OWNERSHIP OF FUND SHARES

[TO BE UPDATED BY AMENDMENT]

The following table shows the Directors'/Trustees' ownership of each series of each Fund and in all series of the Funds overseen by the Directors/Trustees, as of December 31, 2005.

Name of Director/Trustee     Dollar Range of Equity Securities in each series of   Aggregate Dollar Range
                             each Fund                                             of Equity Securities in
                                                                                   All Series of the Funds
                                                                                   (Registered Investment
                                                                                   Companies)

H. Franklin Allen

Willard S. Boothby, Jr.

Francis J. Palamara

Interested
Directors/Trustees

John W. Church, Jr.

G. Thompson Pew, Jr.

REMUNERATION OF BOARD MEMBERS

      The Glenmede Fund pays each Board member, other than officers of the advisors, an annual fee of $24,000 plus $1,250 for each Board meeting attended and out-of-pocket expenses incurred in attending Board meetings. The Chairman of the Audit Committee receives an annual fee of $2,000. The Glenmede Portfolios pays each Board member, other than officers of the advisors, an annual fee of $1,000 per year and out-of-pocket expenses incurred in attending Board meetings. Board members receive no compensation as members of the Audit, Valuation or Nominating Committees. The officers of the Funds receive no compensation as officers from the Funds.


      Set forth in the table below is the compensation received by Board members for the fiscal year ended October 31, 2005.

[TO BE UPDATED BY AMENDMENT]

                                                                            PENSION OR
                                                                            RETIREMENT           ESTIMATED
                                   AGGREGATE            AGGREGATE           BENEFITS             ANNUAL          TOTAL
                                   COMPENSATION         COMPENSATION        TOTAL                BENEFITS        COMPENSATION
          NAME OF                  FROM                 FROM GLENMEDE       PART OF THE          UPON            FROM THE
     PERSON, POSITION              GLENMEDE FUND        PORTFOLIOS          FUNDS' EXPENSE       RETIREMENT      FUNDS
     ----------------              -------------        ----------          --------------       ----------      -----
H. FRANKLIN ALLEN, PH.D.,
DIRECTOR/TRUSTEE

WILLARD S. BOOTHBY, JR.,
DIRECTOR/TRUSTEE

JOHN W. CHURCH, JR.,
DIRECTOR/TRUSTEE

FRANCIS J. PALAMARA,
DIRECTOR/TRUSTEE

G. THOMPSON PEW, JR.,
DIRECTOR/TRUSTEE

CODE OF ETHICS

      The Funds, the advisors and the sub-advisor have each adopted codes of ethics that permit personnel subject to the codes to invest in securities including securities that may be purchased or held by each Fund.

PROXY VOTING PROCEDURES


      The Funds have delegated proxy voting responsibilities to the advisors and sub-advisor, as applicable, subject to the Boards' general oversight. In delegating proxy responsibilities, the Boards have directed that proxies be voted consistent with the Funds' and their shareholders best interests and in compliance with all applicable proxy voting rules and regulations. The advisors and sub-advisor have adopted their own proxy voting policies and guidelines for this purpose (collectively, the "Proxy Voting Procedures"). The Proxy Voting Procedures address, among other things, material conflicts of interest that may arise between the interests of the Funds and the interests of the advisors, sub-advisor and their affiliates. The Proxy Voting Procedures are provided in Appendix B of this SAI.

      Information regarding how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, upon request, by calling 1-800-442-8299, and on the SEC's website at http://www.sec.gov.

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISORS AND SUB-ADVISOR

      Glenmede Advisers, with principal offices at 1650 Market Street, Suite 1200, Philadelphia, Pennsylvania 19103, currently serves as the investment advisor to the Core Fixed Income Portfolio, Government Cash Portfolio, International Portfolio, Large Cap 100 Portfolio, Large Cap Growth Portfolio, Large Cap Value Portfolio, Muni Intermediate Portfolio, New Jersey Muni Portfolio, Small Cap Equity Portfolio, Strategic Equity Portfolio, Tax-Exempt Cash Portfolio, and U.S. Emerging Growth Portfolio. Glenmede Advisers became the investment advisor to the Portfolios on September 1, 2000. Prior thereto, investment advisory services were provided by Glenmede Trust. As of September 1, 2000, Glenmede Advisers assumed all rights and obligations of Glenmede Trust under the Portfolios' Investment Advisory Agreement, and Glenmede Trust guaranteed all obligations incurred by Glenmede Advisers in connection with those agreements. As of December 31, 2005, Glenmede Advisers and its affiliated companies had over $___ billion in assets in the accounts for which they serve in various capacities, including as executor, trustee or investment advisor.

      The Advisory Agreements will continue in effect from year to year provided their continuance is approved annually (i) by the holders of a majority of each Portfolio's outstanding voting securities or by the Board and (ii) by a majority of the Directors/Trustees who are not parties to each Advisory Agreement or interested persons of any such party. Each Advisory Agreement may be terminated on 60 days' written notice by any such party and will terminate automatically if assigned.

      The names and position with Glenmede Advisers of the principal executive officers and each director of Glenmede Advisers are as follows. The address for each is c/o Glenmede Advisers, 1650 Market Street, Suite 1200, Philadelphia, PA 19103.

NAME                                  POSITION WITH GLENMEDE ADVISERS

Albert E. Piscopo                     Director, President and Chief Executive Officer

James R. Belanger                     Director, Senior Vice President, Corporate Counsel and Managing Director of Business Assurance

Laura Williamson                      Director, Senior Vice President, Chief Financial Officer and Treasurer

Mary Ann B. Wirts                     Director and First Vice President

Gordon Fowler                         Director and Senior Vice President

Robert J. Mancuso                     First Vice President

Stephen J. Mahoney                    First Vice President

Stephen R. Point                      First Vice President

Anthony K. Iuliano                    First Vice President

Laura A. LaRosa                       First Vice President

George F. Foley                       First Vice President

Vladimir de Vassal                    First Vice President

Scott W. McGough                      First Vice President

Kimberly C. Osborne                   Vice President

Rosemarie J. Kane                     Vice President

Christopher J. Colarik                Vice President

John R. Kichula                       Vice President

Cynthia Axelrod                       Vice President

Andrew E. Fulton                      Vice President

R. Bradford Hoopman                   Vice President

John Thomas                           Vice President

Paul T. Sullivan                      Vice President

Adam Conish                           Senior Investment Officer

Michael C. Crow                       Investment Officer

      Glenmede Advisers is a wholly-owned subsidiary of Glenmede Trust. Glenmede Trust, a nationally-chartered trust company, provides fiduciary and investment services to endowment funds, foundations, employee benefit plans and other institutions and individuals. Glenmede Trust is a wholly-owned subsidiary of Glenmede Corporation. Glenmede Trust and Glenmede Corporation are located at 1650 Market Street, Suite 1200, Philadelphia, Pennsylvania 19103.

      Philadelphia International Advisors LP ("Philadelphia International"), is the investment advisor to the Philadelphia International Fund and the sub-advisor to the International Portfolio. Philadelphia International became the advisor to the Philadelphia International Fund and the sub-advisor to the International Portfolio effective January 1, 2002. From September 1, 2000 through December 31, 2001, investment advisory services for the Philadelphia International Fund and the International Portfolio were provided by Glenmede Advisers. Prior to September 1, 2000, investment advisory services for the Philadelphia International Fund and the International Portfolio were provided by Glenmede Trust. The address of Philadelphia International is 1650 Market Street, Suite 1400, Philadelphia, PA 19103. Philadelphia International was created to provide investment advisory services related to international equity investments. As of December 31, 2005, Philadelphia International had approximately $__ billion of assets under management. The partners in Philadelphia International and their respective interests in the partnership as of December 31, 2005 are as follows:

   NAME*                             OWNERSHIP STATUS

   Glenmede Trust                    Limited Partner

   Philadelphia International        General Partner
   Partners LP**

----------
* The primary business address of each person is 1650 Market Street, Suite 1400, Philadelphia, PA 19103.

** Andrew B. Williams, James S. Lobb, Robert C. Benthem de Grave, Frederick B. Herman, Peter W. O'Hara, Scott E. Decatur, Christopher S. Delpi, Wei Huang, Kent
E. Weaver, and Thomas R. Angers are the limited partners in Philadelphia International Partners LP. AB Williams Company LLC is the general partner in Philadelphia International Partners LP.

PRINCIPAL EXECUTIVE OFFICERS OF PHILADELPHIA INTERNATIONAL

   NAME*                   POSITIONS AND OFFICES WITH PHILADELPHIA INTERNATIONAL

   Andrew B. Williams      President, Chief Executive Officer and Chief
                            Investment Officer

   James S. Lobb           Managing Director
----------
* The principal business address of each person is 1650 Market Street, Suite 1400, Philadelphia, PA 19103.

      As noted in the Prospectus, Glenmede Advisers does not receive any fee from the Government Cash, Muni Intermediate, New Jersey Muni, and Tax-Exempt Cash Portfolios for its investment services.

      Glenmede Advisers is entitled to receive a fee from the Small Cap Equity Portfolio for its investment services, calculated daily and payable monthly, at an annual rate of .55% of the Portfolio's average daily net assets. For the fiscal years ended October 31, 2005, October 31, 2004, and October 31, 2003, the Small Cap Equity Portfolio paid Glenmede Advisers advisory fees of $____, $1,670,726, and $1,455,770, respectively.

      Glenmede Advisers is entitled to receive a fee from the Large Cap 100 Portfolio for its investment advisory services, calculated daily and payable monthly, at an annual rate of .55% of the Portfolio's average daily net assets. Glenmede Advisers is entitled to receive a fee from the Large Cap Growth Portfolio for its investment services, calculated daily and payable monthly, at an annual rate of .55% of the Portfolio's average daily net assets. For the fiscal year ended October 31, 2005 and for the period February 27, 2004 to October 31, 2004, the Large Cap 100 Portfolio paid Glenmede Advisers advisory fees of $______ and $40,025, respectively, and the Large Cap Growth Portfolio paid Glenmede Advisers advisory fees of $______ and $16,114, respectively.

      Philadelphia International is entitled to receive a fee from the Philadelphia International Fund for its services, calculated daily and payable monthly, at the annual rate of .75% of the Portfolio's average daily net assets. Philadelphia International has agreed to waive its fees to the extent necessary to ensure that the Philadelphia International Fund's annual total operating expenses do not exceed 1.00% of average net assets. It was not necessary for Philadelphia International to waive its fees during the fiscal years ended October 31, 2005, October 31, 2004, and October 31, 2003. For the fiscal years ended October 31, 2005, October 31, 2004, and October 31, 2003, the Philadelphia International Fund paid Philadelphia International advisory fees of $______, $3,652,018, and $2,269,032, respectively.

      Effective August 1, 2005, Glenmede Advisers is entitled to receive fees from the Core Fixed Income, International, Large Cap Value and Strategic Equity Portfolios for its investment services, calculated daily and payable monthly, at the annual rate of .35%, .75%, .55% and .55%, respectively, of such Portfolio's average daily net assets. Effective August 1, 2005, Glenmede Advisers has agreed to pay Philadelphia International a fee for its sub-investment services to the International Portfolio, calculated daily and payable monthly, at the annual rate of .26% of the International Portfolio's average daily net assets. Prior to August 1, 2005, Glenmede Advisers did not receive any fees for its investment advisory services from the Core Fixed Income, International, Large Cap Value and Strategic Equity Portfolios, and Philadelphia International did not receive any fees for its sub-investment advisory services to the International Portfolio. For the period from August 1, 2005 through October 31, 2005, the Core Fixed Income Portfolio, Large Cap Value Portfolio and Strategic Equity Portfolio paid Glenmede Advisers advisory fees of $______, $______ and $______, respectively. For the same period, Glenmede Advisers and Philadelphia International received no fees for their respective advisory and sub-advisory services to the International Portfolio because they voluntarily waived their respective fees until January 1, 2006.

      Effective August 1, 2005, Glenmede Advisers is entitled to receive a fee from the U.S. Emerging Growth Portfolio for its investment advisory services, calculated daily and payable monthly, at the annual rate of .55% of the Portfolio's average daily net assets. Prior to August 1, 2005, this fee rate was ..25%. For the fiscal years ended October 31, 2005, October 31, 2004, and October 31, 2003, the U.S. Emerging Growth Portfolio paid Glenmede Advisers advisory fees of $_____, $230,663, and $215,495, respectively. Prior to February 27,
2005, the Advisor served as the investment advisor to the U.S. Emerging Growth Portfolio using a multi-manager approach by which the Advisor selected sub-advisors, subject to the approval of the Glenmede Fund's Board and the Portfolio's shareholders, and allocated the Portfolio's assets between them.
Each of the Portfolio's sub-advisors was entitled to receive a fee from the U.S. Emerging Growth Portfolio for its services, calculated daily and payable monthly, at the annual rate of .60% of that portion of the Portfolio's average daily net assets that the sub-advisor managed. For the fiscal years ended
October 31, 2005, October 31, 2004, and October 31, 2003, the U.S. Emerging Growth Portfolio paid Winslow Capital Management, Inc. sub-advisory fees of $_____, $346,557, and $317,727, respectively. For the fiscal year ended October 31, 2005 and October 31, 2004 and for the period from August 1, 2003 through October 31, 2003, the U.S. Emerging Growth Portfolio paid Sterling Johnston Capital Management, L.P. sub-advisory fees of $_____, $207,963, and $59,123, respectively. For the period from November 1, 2002 through July 31, 2003, the U.S. Emerging Growth Portfolio paid TCW Investment Management Company sub-advisory fees of $119,628.

      Additionally, many shareholders in the Portfolios are clients of Glenmede Trust or an Affiliate and, as clients, pay fees which vary depending on the capacity in which Glenmede Trust or Affiliate provides fiduciary and investment services to the particular client. Such services may include personal trust, estate settlement, advisory and custodian services. For example, for advisory services, Glenmede Trust charges its clients up to 1% on the first $3 million of principal, .75% on the next $2 million of principal, and .50% on the next $15 million of principal. An additional .25% administrative service fee is charged on accounts below $3 million. For accounts in excess of $10 million of principal, the fee would be determined by special analysis.

PORTFOLIO MANAGERS

      Set forth below is information regarding the individuals identified in the Funds' Prospectuses as primarily responsible for the day-to-day management of the Funds' Portfolios, with the exception of the Money Market Portfolios ("Portfolio Managers").

      As of October 31, 2005, the Portfolio Managers were also primarily responsible for the day-to-day management of certain types of other portfolios and/or accounts, as indicated in the table below:

                                                                                              NUMBER OF
                                                                                          ACCOUNTS MANAGED     TOTAL ASSETS
                                                        NUMBER OF                               WITH           MANAGED WITH
                                                        ACCOUNTS       TOTAL ASSETS       PERFORMANCE-BASED  PERFORMANCE-BASED
                                TYPE OF ACCOUNTS         MANAGED         MANAGED            ADVISORY FEES      ADVISORY FEES
                                ----------------         -------         -------            -------------      -------------
GLENMEDE ADVISERS, INC.                                                $                                       $
                           Registered Investment           None               0                 None                 0
STEPHEN J. MAHONEY         Companies
                           Other Pooled Investment         None               0                 None                 0
                           Vehicles
                           Other Accounts                  675          1,012,428,278           None                 0

                           Registered Investment           None               0                 None                 0
VLADIMIR DE VASSAL         Companies
                           Other Pooled Investment         None               0                 None                 0
                           Vehicles
                           Other Accounts                   39           230,557,681            None                 0

                           Registered Investment           None               0                 None                 0
PAUL SULLIVAN              Companies
                           Other Pooled Investment         None               0                 None                 0
                           Vehicles
                           Other Accounts                   39           230,557,681            None                 0

                           Registered Investment           None               0                 None                 0
GEORGE F. FOLEY            Companies
                           Other Pooled Investment         None               0                 None                 0
                           Vehicles
                           Other Accounts                   66           904,770,000            None                 0

                           Registered Investment           None               0                 None                 0
LAURA LAROSA               Companies
                           Other Pooled Investment         None               0                 None                 0
                           Vehicles
                           Other Accounts                  170          1,260,365,421           None                 0

                           Registered Investment           None               0                 None                 0
ROBERT J. MANCUSO          Companies
                           Other Pooled Investment         None               0                 None                 0
                           Vehicles
                           Other Accounts                   10           87,000,000             None                 0

                           Registered Investment           None               0                 None                 0
CHRISTOPHER J. COLARIK     Companies
                           Other Pooled Investment         None               0                 None                 0
                           Vehicles
                           Other Accounts                   10           87,000,000             None                 0

                           Registered Investment           None               0                 None                 0
GORDON B. FOWLER, JR.      Companies
                           Other Pooled Investment         None               0                 None                 0
                           Vehicles
                           Other Accounts                   8           119,600,000             None                 0

                           Registered Investment           None               0                 None                 0
PETER J. ZULEBA, III       Companies
                           Other Pooled Investment         None               0                 None                 0
                           Vehicles
                           Other Accounts                   9            46,700,000             None                 0


PHILADELPHIA
INTERNATIONAL
ADVISORS, LP                                                         $                                       $
------------
                           Registered Investment            3           638,000,000             None                 0
ANDREW WILLIAMS            Companies
                           Other Pooled Investment          5         1,098,000,000             None                 0
                           Vehicles
                           Other Accounts                   60        3,042,000,000              3              238,000,000

                           Registered Investment            3           638,000,000             None                 0
ROBERT BENTHEM DE GRAVE    Companies
                           Other Pooled Investment          5         1,098,000,000             None                 0
                           Vehicles
                           Other Accounts                   60        3,042,000,000              3              238,000,000

                           Registered Investment            3           638,000,000             None                 0
FREDERICK HERMAN           Companies
                           Other Pooled Investment          5         1,098,000,000             None                 0
                           Vehicles
                           Other Accounts                   60        3,042,000,000              3              238,000,000

                           Registered Investment            3           638,000,000             None                 0
PETER O'HARA               Companies
                           Other Pooled Investment          5         1,098,000,000             None                 0
                           Vehicles
                           Other Accounts                   60        3,042,000,000              3              238,000,000

      The following table sets forth the dollar range of equity securities beneficially owned by each Portfolio Manager in the Portfolio(s) that he or she manages as of October 31, 2005:

                                                                DOLLAR RANGE OF SHARES BENEFICIALLY
      PORTFOLIO/PORTFOLIO MANAGER                                       OWNED
      ---------------------------                                       -----
      CORE FIXED INCOME PORTFOLIO
           Stephen J. Mahoney                                           None
      INTERNATIONAL PORTFOLIO
           Andrew Williams                                              None
           Robert Benthem de Grave                                      None
           Frederick Herman                                             None
           Peter O'Hara                                                 None
      LARGE CAP 100 PORTFOLIO
           Vladimir de Vassal                                           $10,001 to $50,000
           Paul Sullivan                                                $10,001 to $50,000
      LARGE CAP GROWTH PORTFOLIO
           Vladimir de Vassal                                           $10,001 to $50,000
           Paul Sullivan                                                $10,001 to $50,000
      LARGE CAP VALUE PORTFOLIO
           George F. Foley                                              None
      MUNI INTERMEDIATE PORTFOLIO
           Laura LaRosa                                                 None
      NEW JERSEY MUNI PORTFOLIO
           Laura LaRosa                                                 None
      PHILADELPHIA INTERNATIONAL FUND
           Andrew Williams                                              $100,001 to $500,000
           Robert Benthem de Grave                                      $50,001 to $100,000
           Frederick Herman                                             $10,001 to $50,000
           Peter O'Hara                                                 $50,001 to $100,000
      SMALL CAP EQUITY PORTFOLIO
           Robert J. Mancuso                                            $50,001 to $100,000
           Christopher J. Colarik                                       $1 to $10,000
      STRATEGIC EQUITY PORTFOLIO
           Gordon B. Fowler, Jr.                                        $100,001 to $500,000
           Peter J. Zuleba, III                                         $10,001 to $50,000
      U.S. EMERGING GROWTH PORTFOLIO
           Vladimir de Vassal                                           $10,001 to $50,000
           Paul Sullivan                                                None

      The compensation package for the Glenmede Advisers' Portfolio Managers is comprised of a base salary, annual bonus and participation in a long-term equity plan of the Glenmede Corporation. The base salary is based on a combination of factors including the Portfolio Manager's experience, expertise, and competitive market rates. The annual bonus payment is based on a combination of the annual pre-tax financial performance of the Glenmede Corporation, revenue generated from investment management fees and achievement of non-financial strategic goals. The Glenmede Corporation's equity plan provides an opportunity for senior management to build equity in the parent company through options and restricted stock. Participation is based on position, experience and expertise.

      The Philadelphia International's Portfolio Managers have a compensation package that includes: base salary (fixed), revenue sharing (fixed %), performance bonuses (variable), and partnership distributions (based on the firm's profitability). The base salary is determined by considering overall experience, expertise, and competitive market rates. The revenue sharing component is a percentage of total firm pre-tax revenue based on tenure and overall experience. The performance bonus is determined by Andrew Williams, Chief Investment Officer and is based on how well the Portfolio Manager's countries and recommended stock ideas perform for all accounts managed, including the Portfolios, relative to appropriate indexes, as well as the Portfolio Manager's general contribution to the overall management process. The benchmarks are designed to gauge the Portfolio Manager's stock selection capabilities within their respective regions versus those of the product's performance benchmark, MSCI EAFE and Philadelphia International's proprietary stock selection model. The performance bonus is distributed at year-end based on the pre- tax performance of the previous 12 months. All portions of the Portfolio Managers' comprehensive compensation plan are received from Philadelphia International, and not from individual clients, portfolios or accounts.

      The Portfolio Managers may manage other accounts with investment strategies similar to those of the Portfolios of the Funds, which may suggest the potential for conflicts of interests relating to cross trading, allocation of investment opportunities, and aggregation and allocation of trades. In addition, Glenmede Advisers and Philadelphia International may charge varying fees to different accounts managed by their respective Portfolio Managers. Shareholders should be aware that, as with any group of portfolios and accounts managed by an investment advisor pursuant to varying fee arrangements, including incentive-based fee arrangements, there is the potential for a conflicts of interest that may result in the Portfolio Managers' favoring those portfolios or accounts with higher or incentive-based arrangements. However, the Funds do not anticipate that management by a Portfolio's Portfolio Manager of other accounts with similar investment strategy or different fee arrangement would conflict with management of any of the Portfolios of the Funds because conflicts of interest of this type are minimized by the Glenmede Advisers' and Philadelphia International's respective investment management decision-making process and trade allocation policy. In addition, the Funds have adopted policies limiting the circumstances under which cross-trades may be effected between the Funds' Portfolios and another client account.

TRANSFER AGENT, DIVIDEND PAYING AGENT, CUSTODIAN AND ADMINISTRATOR

      IBT, 200 Clarendon Street, Boston, MA 02116, has served as the Funds' transfer agent, dividend paying agent, custodian and administrator since September 1, 2001.

      For its services, IBT is entitled to receive fees from the Funds based on a percentage of the daily net assets of all Portfolios of the Funds, which is allocated to each Portfolio based on its relative net assets. Fees paid by the Funds to IBT for the past three fiscal years are shown in the following table.

                                                    OCTOBER 31,         OCTOBER 31,            OCTOBER 31,
   PORTFOLIO                                           2005               2004                    2003
   ---------                                           ----               ----                    ----
   Core Fixed Income Portfolio                       $                  $135,051               $129,047
   Government Cash Portfolio                         $                  $301,012               $331,339
   International Portfolio                           $                  $813,385               $646,430
   Large Cap 100 Portfolio                           $                  $ 14,702                     --*
   Large Cap Growth Portfolio                        $                  $  6,107                     --*
   Large Cap Value Portfolio                         $                  $ 17,336               $ 15,120
   Muni Intermediate Portfolio                       $                  $ 19,454               $ 26,092
   New Jersey Muni Portfolio                         $                  $ 18,805               $ 24,545
   Philadelphia International Fund                   $                  $360,194               $219,783
   Small Cap Equity Portfolio                        $                  $210,927               $187,754
   Strategic Equity Portfolio                        $                  $ 53,554               $ 60,010
   Tax-Exempt Cash Portfolio                         $                  $350,929               $408,815
   U.S. Emerging Growth Portfolio                    $                  $ 88,920               $ 74,956

----------
* Commenced operations on February 27, 2004.

SHAREHOLDER SERVICES PLAN


      Glenmede Portfolios has adopted a Shareholder Servicing Plan effective January 1, 1995, and most recently amended effective January 1, 2004, and Glenmede Fund has adopted an Amended and Restated Shareholder Servicing Plan effective January 1, 1998, and most recently amended effective August 1, 2005 (collectively the "Plans"), under which the Funds may pay a fee to broker/dealers, banks and other financial institutions (including Glenmede Trust and its affiliates) that are dealers of record or holders of record or which have a servicing relationship ("Servicing Agents") with the beneficial owners of shares in any of the Portfolios. As of the date of this SAI, the Philadelphia International Fund is not subject to the Plans and, accordingly, pays no shareholder servicing fees. Under the Plans, Servicing Agents enter into Shareholder Servicing Agreements (the "Agreements") with the Funds. Pursuant to such Agreements, Servicing Agents provide shareholder support services to their clients ("Customers") who beneficially own shares of the Portfolios. The fee, which is at an annual rate of .05% for the Institutional Shares of the Small Cap Equity Portfolio, .10% for the Government Cash Portfolio, Tax-Exempt Cash Portfolio and Core Fixed Income Portfolio, .15% for the Muni Intermediate Portfolio and New Jersey Muni Portfolio, .20% for the Strategic Equity Portfolio, Large Cap Value Portfolio, Large Cap 100 Portfolio and Large Cap Growth Portfolio, and .25% for the International, U.S. Emerging Growth Portfolio and the Advisor Shares of the Small Cap Equity Portfolio, is computed monthly and is based on the average daily net assets of the shares beneficially owned by Customers of such Servicing Agents. All expenses incurred by the Portfolios in connection with the Agreements and the implementation of the Plans shall be borne entirely by the holders of the shares of the particular Portfolio involved and will result in an equivalent increase to each Portfolio's Total Annual Portfolio Operating Expenses. The Advisor, Glenmede Trust and/or Philadelphia International may pay additional compensation from time to time, out of their assets and not as an additional charge to the Funds, to selected institutions and other persons in connection with servicing of Portfolio shareholders and other accounts managed by the Advisor, Glenmede Trust or Philadelphia International.


      The services provided by the Servicing Agents under the Agreements may include aggregating and processing purchase and redemption requests from Customers and transmitting purchase and redemption orders to the transfer agent; providing Customers with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; processing dividend and distribution payments from the Funds on behalf of Customers; providing information periodically to Customers showing their positions; arranging for bank wires; responding to Customers' inquiries concerning their investments; providing sub-accounting with respect to shares beneficially owned by Customers or the information necessary for sub-accounting; if required by law, forwarding shareholder communications (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to Customers; and providing such other similar services as may be reasonably requested.


      Glenmede Trust has entered into an Agreement with the Funds and provides shareholder support services to their clients who beneficially own shares of certain Portfolios listed below. Shareholder servicing fees paid to Glenmede Trust for the past three fiscal years are shown in the following table.

                                                     OCTOBER 31,         OCTOBER 31,           OCTOBER 31,
    PORTFOLIO                                           2005                2004                  2003
    ---------                                           ----                ----                  ----
    Core Fixed Income Portfolio                       $                   $174,944              $ 96,350
    Government Cash Portfolio                         $                   $441,380              $266,018
    International Portfolio                           $                   $598,912              $481,894
    Large Cap 100 Portfolio                           $                   $ 14,554                    --*
    Large Cap Growth Portfolio                        $                   $  5,860                    --*
    Large Cap Value Portfolio                         $                   $ 37,535              $  9,126
    Muni Intermediate Portfolio                       $                   $ 26,141              $ 10,854
    New Jersey Muni Portfolio                         $                   $ 24,121              $ 10,067
    Small Cap Equity Portfolio                        $                   $682,177              $576,693
    Strategic Equity Portfolio                        $                   $130,079              $ 43,818
    Tax-Exempt Cash Portfolio                         $                   $499,306              $314,530
    U.S. Emerging Growth Portfolio                    $                   $230,936              $215,495

--------
* Commenced operations on February 27, 2004.


DISTRIBUTOR

      Shares of the Funds are distributed continuously and are offered without a sales load by Quasar Distributors, LLC ("Quasar Distributors"), 615 East Michigan Street, Milwaukee, WI 53202, pursuant to Distribution Agreements between the Funds and Quasar Distributors. Quasar Distributors receives no fee from the Funds for its distribution services.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


      [__________], serves as the Funds' independent registered public accounting firm and will audit their financial statements annually.


COUNSEL

      Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103-6996, serves as counsel to the Funds.

REPORTS

      Shareholders receive unaudited semi-annual financial statements and audited annual financial statements.

                             PORTFOLIO TRANSACTIONS

      The Investment Advisory Agreements and the Sub-Advisory Agreement authorize the advisors, and the sub-advisor to the International Portfolio, to select the brokers or dealers that will execute the purchases and sales of investment securities for each of the Portfolios and direct an advisor or sub-advisor to use its best efforts to obtain the best available price and most favorable execution with respect to all transactions for the Portfolios. Each advisor or sub-advisor may, however, consistent with the interests of a Portfolio, select brokers on the basis of the research, statistical and pricing services they provide to a Portfolio. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by an advisor or sub-advisor under each Investment Advisory Agreement and the Sub-Advisory Agreement. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that such commissions are paid in compliance with the Securities Exchange Act of 1934, as amended, and that the advisor or sub-advisor of the Portfolio determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the advisor or sub-advisor to a Portfolio and the advisor's or sub-advisor's other clients.

      The Funds are required to identify any securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents that the Portfolios have acquired during the Funds' most recent fiscal year. During the fiscal year ended October 31, 2005, the Core Fixed Income Portfolio, Government Cash Portfolio, International Portfolio, Large Cap 100 Portfolio, Large Cap Growth Portfolio, Large Cap Value Portfolio, Philadelphia International Fund, Small Cap Equity, Strategic Equity, and U.S. Emerging Growth acquired and sold securities of their regular broker/dealers. [TO BE UPDATED BY AMENDMENT]

      During the fiscal years ended October 31, 2005, October 31, 2004, and October 31, 2003, the Portfolios paid brokerage commissions as follows:


    PORTFOLIO                                           2005                2004                   2003
    ---------                                           ----                ----                   ----
    International Portfolio                           $                   $2,119,837            $2,398,277
    Large Cap 100 Portfolio                           $                   $   37,450                    --*
    Large Cap Growth Portfolio                        $                   $   13,364                    --*
    Large Cap Value Portfolio                         $                   $   59,232            $   77,996
    Philadelphia International Fund                   $                   $1,021,295            $  840,215
    Small Cap Equity Portfolio                        $                   $1,018,409            $  894,721
    Strategic Equity Portfolio                        $                   $  211,781            $  204,830
    U.S. Emerging Growth Portfolio                    $                   $  555,203            $  584,839

--------
* Commenced operations on February 27, 2004.

      The Core Fixed Income Portfolio, Government Cash Portfolio, Muni Intermediate Portfolio, New Jersey Muni Portfolio, and Tax-Exempt Cash Portfolio do not currently expect to incur any brokerage commission expense on transactions in their portfolio securities because debt instruments are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer.

      To the extent that a Portfolio effects brokerage transactions with a broker/dealer affiliated directly or indirectly with the Funds, the advisors, sub-advisor or Quasar Distributors, such transactions will be reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.

[TO BE UPDATED BY AMENDMENT]

      During the fiscal year ended October 31, 2004, the Portfolios did not effect brokerage transactions with an affiliated person. During the fiscal year ended October 31, 2003, the portion of the U.S. Emerging Growth Portfolio sub-advised by Winslow Capital Management, Inc. paid $1,935 in brokerage commissions to an affiliated person, representing 0.33 % of total commissions paid by the Portfolio. These commissions were paid to Societe Generale Cowen Securities Corporation, an affiliate of TCW Investment Management Company, who until July 31, 2003 was a sub-advisor to a separate portion of the U.S. Emerging Growth Portfolio. The total amount of transactions on which brokerage commissions were paid by the Portfolio during the fiscal year ended October 31, 2003 was $649,539, of which 0.33% involved the payment of commissions effected through an affiliated person.

      Some securities considered for investment by each Portfolio may also be appropriate for other clients served by the advisors or sub-advisor. If the purchase or sale of securities is consistent with the investment policies of a Portfolio and one or more of these other clients served by an advisor or sub-advisor and is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by such advisor or sub-advisor.

While in some cases this practice could have a detrimental effect on the price, value or quantity of the security as far as a Portfolio is concerned, in other cases it is believed to be beneficial to the Portfolios.

                     ADDITIONAL INFORMATION CONCERNING TAXES

GENERAL


      The following summarizes certain additional tax considerations generally affecting the Portfolios and their shareholders that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Portfolios or their shareholders, and the discussions here and in the Prospectuses are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situations.

      The discussions of the federal tax consequences in the Prospectuses and this Additional Statement are based on the Internal Revenue Code (the "Code") and the laws and regulations issued thereunder as in effect on the date of this Additional Statement. Future legislative or administrative changes or court decisions may significantly change the statements included herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

      Each Portfolio qualified during its last taxable year and intends to continue to qualify as a regulated investment company under Subtitle A, Chapter 1, of Subchapter M of the Code As a regulated investment company, each Portfolio generally is exempt from federal income tax on its net investment income and realized capital gains that it distributes to shareholders, provided that it distributes an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) and 90% of its tax-exempt income, if any, for the year (the "Distribution Requirement") and satisfies certain other requirements of the Code that are described here. Each Portfolio intends to make sufficient distributions or deemed distributions each year to avoid liability for corporate income tax. If a Portfolio were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Portfolio could be disqualified as a regulated investment company.

      In addition to the Distribution Requirement, each Portfolio must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities, or currencies or net income derived from an interest in a qualified publicly traded partnership (the "Income Requirement"). Also, generally, at the close of each quarter of its taxable year, at least 50% of the value of each Portfolio's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies and securities of other issuers (as to which the Portfolio has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Portfolio does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of each Portfolio's total assets may be invested in the securities of (1) any one issuer (other than U.S. government securities and securities of other regulated investment companies),
(2) in two or more issuers that the Portfolio controls and which are engaged in the same or similar trades or businesses, or (3) one or more qualified publicly traded partnerships. Each Portfolio intends to comply with these requirements.

      If for any taxable year a Portfolio were not to qualify as a regulated investment company, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In that event, the shareholders would recognize dividend income on distributions to the extent of the Portfolio's current and accumulated earnings and profits and corporate shareholders could be eligible for the dividends-received deduction.

      The Code imposes a nondeductible 4% excise tax on regulated investment companies that fail to distribute each year an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Portfolio intends to make sufficient distributions or deemed distributions each year to avoid liability for this excise tax.

STATE AND LOCAL TAXES

      Although each Portfolio expects to qualify as a "regulated investment company" and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, a Portfolio may be subject to the tax laws of such states or localities.

TAXATION OF CERTAIN INVESTMENTS

      The tax principles applicable to transactions in financial instruments and futures contracts and options that may be engaged in by a Portfolio, and investments in passive foreign investment companies ("PFICs"), are complex and, in some cases, uncertain. Such transactions and investments may cause a Portfolio to recognize taxable income prior to the receipt of cash, thereby requiring the Portfolio to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.

      In addition, in the case of any shares of a PFIC in which a Portfolio invests, the Portfolio may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Portfolio fails to make an election to recognize income annually during the period of its ownership of the shares.


         The following Portfolios have available capital loss carryforwards as of October 31, 2005 to offset future net capital gains through the indicated expiration dates as follows:

                       EXPIRING    EXPIRING    EXPIRING    EXPIRING     EXPIRING     EXPIRING    EXPIRING     EXPIRING
PORTFOLIO               IN 2006     IN 2007     IN 2008     IN 2009      IN 2010      IN 2011     IN 2012      IN 2013
---------              --------    --------    --------    --------     --------     --------    --------     --------
Core Fixed Income      $           $           $           $            $            $           $            $
Government Cash
International
Large Cap 100
Large Cap Growth
Large Cap Value
Muni Intermediate
New Jersey Muni
Philadelphia
International
Small Cap Equity
Strategic Equity
Tax- Exempt Cash
U.S. Emerging
Growth

INTERNATIONAL PORTFOLIO AND PHILADELPHIA INTERNATIONAL FUND

      Income received from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. If more than 50% of the value of a Portfolio's total assets at the close of its taxable year consists of stock or securities of foreign corporations, each Portfolio will be eligible and intends to elect to "pass-through" to its shareholders the amount of foreign taxes paid by it. Pursuant to this election, each shareholder will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by the Portfolio, and will be entitled either to deduct (as an itemized deduction) his pro rata share of foreign taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. Federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit (see below). Each shareholder will be notified within 60 days after the close of a Portfolio's taxable year whether the foreign taxes paid by the Portfolio will "pass-through" for that year.

TAX-EXEMPT CASH, MUNI INTERMEDIATE AND NEW JERSEY MUNI PORTFOLIOS

      As described in the Prospectus, these Portfolios are designed to provide investors with current tax-exempt interest income. Shares of the Portfolios are not suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and individual retirement accounts since such plans and accounts are generally tax-exempt and, therefore, would not only fail to gain any additional benefit from each such Portfolio's dividends being tax-exempt, but such dividends would be ultimately taxable to the beneficiaries when distributed to them. In addition, the Portfolios may not be an appropriate investment for entities which are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, who occupies more than 5% of the usable area of such facilities or for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

      For a Portfolio to pay tax-exempt dividends for any taxable year, at least 50% of the aggregate value of the Portfolio's assets at the close of each quarter of the Portfolio's taxable year must consist of exempt-interest obligations.

OTHER TAX MATTERS

      The tax principles applicable to transactions in financial instruments and futures contracts and options that may be engaged in by a Portfolio, and investments in passive foreign investment companies ("PFICs"), are complex and, in some cases, uncertain. Such transactions and investments may cause a Portfolio to recognize taxable income prior to the receipt of cash, thereby requiring the Portfolio to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income. In addition, in the case of any shares of a PFIC in which a Portfolio invests, the Portfolio may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the PFIC shares.

      Although each Portfolio expects to qualify as a regulated investment company and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, a Portfolio may be subject to the tax laws of such states or localities.

SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISOR REGARDING ANY UNITED STATES FEDERAL TAX CONSEQUENCES OF HOLDING SHARES IN THE PORTFOLIOS IN LIGHT OF THEIR INDIVIDUAL CIRCUMSTANCES AS WELL AS ANY FOREIGN, STATE AND LOCAL OR OTHER TAX CONSEQUENCES THAT MAY ARISE AS A RESULT OF HOLDING SHARES IN A PORTFOLIO.

SPECIAL CONSIDERATIONS REGARDING INVESTMENT IN PENNSYLVANIA MUNICIPAL OBLIGATIONS [TO BE UPDATED BY AMENDMENT]

      The concentration of investments in Pennsylvania Municipal Obligations by the Muni Intermediate Portfolio raises special investment considerations. In particular, changes in the economic condition and governmental policies of the Commonwealth of Pennsylvania (the "Commonwealth") and its municipalities could adversely affect the value of the Portfolio and its portfolio securities. This section is based primarily upon one or more publicly available offering statements relating to debt offerings of the Commonwealth, the latest of which is dated September 14, 2004. The Funds have not independently verified the information. The creditworthiness of obligations issued by local Pennsylvania issuers may be unrelated to the creditworthiness of obligations issued by the Commonwealth, and there is no responsibility on the part of the Commonwealth to make payments on such local obligations.


General Economic Conditions

      A rebounding national economy that exceeded preliminary estimates for growth resulted in Commonwealth revenues exceeding the budget estimate for fiscal year 2004. As a result, the General Fund of the Commonwealth (the principal operating fund of the Commonwealth) was able to have an unappropriated surplus of $76.7 million as of June 30, 2004, following a transfer of $190 million to the Budget Stabilization Reserve Fund (an emergency fund of the Commonwealth).

      The Commonwealth's economy historically has been dependent upon heavy industry, but has diversified recently into various services, particularly into medical and health services, education and financial services. Agricultural industries continue to be an important part of the economy, including not only the production of diversified food and livestock products, but substantial economic activity in agribusiness and food-related industries. Service industries currently employ the greatest share of nonagricultural workers, followed by the categories of trade and manufacturing. Future economic difficulties in any of these industries could have an adverse impact on the finances of the Commonwealth or its municipalities and could adversely affect the market value of the Pennsylvania Municipal Obligations held by the Muni-Intermediate Portfolio or the ability of the respective obligors to make payments of interest and principal due on such obligations.

Indebtedness

      GENERAL OBLIGATION BONDS. As of June 30, 2004, the Commonwealth had approximately $6.9 billion aggregate amount of its general obligation bonds outstanding. Although there can be no assurance that such conditions will continue, the Commonwealth's general obligation bonds are currently rated AA with stable outlook by Standard & Poor's, Aa2 by Moody's and AA by Fitch Ratings.

      CITY OF PHILADELPHIA/PICA. The Pennsylvania Intergovernmental Cooperation Authority ("PICA") was created by Commonwealth legislation in 1991 to assist the City of Philadelphia in remedying its fiscal emergencies. PICA has issued special tax revenue bonds on behalf of the City to cover budget shortfalls, to eliminate projected deficits and to fund capital spending. PICA also makes factual findings and recommendations to the City concerning its budgetary and fiscal affairs. The City is currently operating under the five year plan approved by PICA on July 7, 2004. PICA's power to issue further bonds to finance capital projects expired on December 31, 1994. PICA's power to issue bonds to finance cash flow deficits expired on December 31, 1995, but its authority to refund outstanding debt is unrestricted. PICA had approximately $770.7 million in special tax revenue bonds outstanding as of June 30, 2004. Although there can be no assurance that such conditions will continue, Philadelphia's general obligation bonds are currently rated BBB with stable outlook by Standard & Poor's, Baa1 by Moody's and A- by Fitch Ratings.

      CITY OF PITTSBURGH. The City of Pittsburgh encountered significant financial difficulties during fiscal year 2003 which has caused it to cut many jobs and services for its residents. Currently, Pittsburgh has a financial deficit of $40 million and projects a financial deficit of $81 million for the 2004 fiscal year. As a result of these deficits, Pittsburgh's credit rating has been lowered to junk bond status by the rating agencies. Pittsburgh's general obligation bonds are currently rated BB with positive outlook by Standard & Poor's, Ba1 by Moody's and BB by Fitch Ratings.

      OTHER GOVERNMENT AUTHORITIES AND ORGANIZATIONS. Certain Local Government Authorities and Commonwealth agencies and authorities issue debt obligations for which the General Fund has no liability. The debt of these issuers is funded by assets of, or revenues derived from, the various projects financed or the particular issuer and is not a statutory or moral obligation of the Commonwealth.

Pending Litigation

Certain litigation is pending against the Commonwealth that could adversely affect the ability of the Commonwealth to pay debt service on its obligations, including, as of January 1, 2003, suits relating to the following matters:

(i) In 1987, the Pennsylvania Supreme Court held the statutory scheme for county funding of the judicial system to be in conflict with the Pennsylvania Constitution, but it stayed its judgment to permit enactment by the legislature of funding legislation consistent with the opinion. The Court appointed a special master to submit a plan for implementation and the special master recommended a four-phase transition to state funding of a unified judicial system, during each of which specified court employees would transfer into the state payroll system. Phase 1, involving the transfer of approximately 165 county-level court administrators, was implemented in legislation enacted in 1999. The remainder of the recommendation for later phases remains pending before the Pennsylvania Supreme Court.

(ii) In March 1998, certain Philadelphia residents, the School District of Philadelphia and others brought suit in the United States District Court for the Eastern District of Pennsylvania against the Governor, the Secretary of Education and others alleging that the Commonwealth's system for funding public schools has the effect of discriminating on the basis of race and violates Title VI of the Civil Rights Act of 1964. The district court dismissed the complaint, but in August 1999 the Third Circuit Court of Appeals reversed and remanded for further proceedings. On June 23, 2000, by agreement of the parties, the district court stayed all proceedings and placed the case in civil suspense. The U.S. Supreme Court and the U.S. Court of Appeals for the Third Circuit have decided other cases that imply that the claims now presented by the plaintiffs cannot proceed as pled. As a result, the plaintiff's claims do not appear to present a viable claim in their current form. However, no party has taken action to lift the stay. Based on statements made in 2001, the defendants anticipate that one or more of the plaintiffs may seek to amend the complaint in an effort to state a claim for intentional discrimination under Title VI of the Civil Rights Act.

(iii) PPG Industries has challenged the constitutionality of the manufacturing exemption from the capital stock/franchise tax insofar as it limits the exemption for headquarters property and payroll only to headquarters property and payroll attributable to manufacturing in Pennsylvania. On November 30, 2001, the Pennsylvania Supreme Court held that this limitation discriminates against interstate commerce and ordered the limitation to be eliminated from the capital stock/franchise tax. The Court also directed that the Commonwealth provide a retrospective remedy to taxpayers to include (1) refunds for taxpayers who suffered the discrimination, (2) additional assessments against taxpayers who benefited from the unlawful limitation, or (3) some combination of the two, provided that the remedy does not discriminate against interstate commerce. The General Assembly has enacted legislation that presumptively cures the constitutional problem beginning after January 1, 1999. Such legislation has no effect on the years involved in the litigation. PPG filed a petition for reconsideration which was denied on February 1, 2002. The retrospective remedy announced by the Commonwealth on April 29, 2002, appears to be revenue neutral for in-state manufacturers. However, out-of-state manufacturers have appealed, and those appeals remain pending.

(iv) Unisys Corporation has challenged the three-factor apportionment formula used for the apportionment of capital stock value in the Pennsylvania franchise tax. In a decision issued in March 1999, the Commonwealth Court held for the taxpayer on statutory grounds, but denied its constitutional claims. Both the Commonwealth and the taxpayer appealed to the Pennsylvania Supreme Court, which held oral argument in December 2000. On October 25, 2002, the court issued a decision reversing the holding of the Commonwealth Court and upholding the Commonwealth's statutory apportionment formula. Unisys filed a petition for certiorari to the U.S. Supreme Court, which was denied. This decision has very limited applicability to the numerous cases pending which raise the identical issue and which collectively involve undetermined but significant dollars.

(v) Twenty or more insurance companies have challenged the Department of Revenue's application of portions of the Life and Health Guarantee Association Act of 1982. The Act establishes a funding mechanism to fulfill defaulted obligations under life and health insurance policies and annuity contracts to insured Pennsylvania residents. Insurance companies are assessed to provide the funds due to Pennsylvania residents insured from other insurance companies that have become insolvent or are otherwise in default. A provision in the Act allows assessed insurance companies to claim a credit for these assessments against their Pennsylvania gross premiums tax liability. Life and health insurance premiums have always been subject to the premium tax and there is no dispute that companies may claim credit for life and health assessments. Annuity considerations, however, were taxed for approximately a three-year period, 1992-1995. Some annuity considerations were subject to tax, others were not. The Department of Revenue ultimately decided to allow credits for assessments paid on taxable annuity considerations, but not for assessments paid on non-taxable annuities. The insurance companies want the credit for assessments paid on all annuities, both during the period that annuities were taxed and going forward. Settlement negotiations continue and the matter is also being prepared for litigation. Estimates of refund potential range from $50 million to $300 million.


SPECIAL CONSIDERATIONS REGARDING INVESTMENT IN NEW JERSEY MUNICIPAL OBLIGATIONS [TO BE UPDATED BY AMENDMENT]


      The concentration of investments by the New Jersey Muni Portfolio in New Jersey Municipal Obligations also raises special investment considerations. This section is based primarily upon one or more publicly available offering statements relating to debt offerings of the State of New Jersey (the "State"), the latest of which is dated November 4, 2004. The Funds have not independently verified the information. The creditworthiness of obligations issued by local New Jersey issuers may be unrelated to the creditworthiness of obligations issued by the State, and there is no responsibility on the part of the State to make payments on such local obligations.

      The State generally has a diversified economic base consisting of, among others, commerce and service industries, selective commercial agriculture, insurance, tourism, petroleum refining and manufacturing, although the State's manufacturing industry has shown a downward trend in the last few years. Recently, the State's unemployment rate has risen with major job losses concentrated in manufacturing, however job growth has been experienced in several other sectors of the State's economy. While the State's economic base has become more diversified over time and thus its economy appears to be less vulnerable during recessionary periods, adverse conditions including a recurrence of high levels of unemployment, could adversely affect the State's overall economy and its ability to meet its financial obligations. To the extent that any adverse conditions exist in the future which affect the obligor's ability to repay debt, the value of the Portfolio may be immediately and substantially affected.

      The State and its political subdivisions, agencies and public authorities are authorized to issue two general classes of indebtedness; general obligation bonds and revenue bonds. Both classes of bonds may be included in the New Jersey Muni Portfolio. The repayment of principal and interest on general obligation bonds is secured by the full faith and credit of the issuer, backed by the issuer's taxing authority, without recourse to any special project or source of revenue. Special obligation or revenue bonds may be repaid only from revenues received in connection with the project for which the bonds are issued, special excise taxes, or other special revenue sources and generally are issued by entities without taxing power. Neither the State nor any of its subdivisions is liable for the repayment of principal or interest on revenue bonds except to the extent stated in the preceding sentences.

      General obligation bonds of the State are repaid from revenues obtained through the State's general taxing authority. An inability to increase taxes may adversely affect the State's ability to authorize or repay debt.

      Public authorities, private non-profit corporations, agencies and similar entities of New Jersey ("Authorities") are established for a variety of beneficial purposes, including economic development, housing and mortgage financing, health care facilities and public transportation. The Authorities are not operating entities of the State, but are separate legal entities that are managed independently. The State oversees the Authorities by appointing the governing boards, designating management, and by significantly influencing operations. The Authorities are not subject to New Jersey constitutional restrictions on the incurrence of debt, applicable to the State itself, and may issue special obligation or private activity bonds in legislatively authorized amounts.

      An absence or reduction of revenue will affect a bond-issuing Authority's ability to repay debt on special obligation bonds and no assurance can be given that sufficient revenues will be obtained to make such payments, although in some instances repayment may be guaranteed or otherwise secured.

      Various Authorities have issued bonds for the construction of health care facilities, transportation facilities, office buildings and related facilities, housing facilities, pollution control facilities, water and sewerage facilities and power and electric facilities. Each of these facilities may incur different difficulties in meeting its debt repayment obligations. Hospital facilities, for example, are subject to changes in Medicare and Medicaid reimbursement regulations, attempts by Federal and state legislatures to limit the costs of health care and management's ability to complete construction projects on a timely basis as well as to maintain projected rates of occupancy and utilization. At any given time, there are several proposals pending on a Federal and state level concerning health care, which may further affect a hospital's debt service obligation.

      Housing facilities may be subject to increases in operating costs, management's ability to maintain occupancy levels, rent restrictions and availability of Federal or state subsidies, while power and electric facilities may be subject to increased costs resulting from environmental restrictions, fluctuations in fuel costs, delays in licensing procedures and the general regulatory framework in which these facilities operate. All of these entities are constructed and operated under rigid regulatory guidelines.

      Certain litigation is pending against the State that could adversely affect the ability of the State to pay debt service on its obligations. These include the following matters: (i) representatives of the trucking industry have filed a constitutional challenge to annual hazardous and solid waste licensure renewal fees; (ii) several litigations are pending that involve challenges to the adequacy of educational funding and other programs in respect of poor and middle income school districts within the State; (iii) approximately 40 hospitals have brought suits challenging the State's Medicaid hospital reimbursement practices since 1995; (iv) an owner of approximately 80 acres of wetlands in the City of Cape May has challenged as an unlawful taking the State Department of Environmental Protection's refusal to permit development of the property and is seeking in excess of $28 million in damages; (v) in July 2002, the New Jersey Transit Corporation's contractor for the construction of the Southern New Jersey Light Rail Transit Project filed suit alleging over $100 million in damages and claims on the Project; (vi) an action was brought alleging that the State violated various constitutional provisions, statutes and common law by failing to fund the Teachers' Pension and Annuity Fund; (vii) various claims filed against the Department of Transportation based on a construction contract involving the Route 35 Shark River Bridge; and (viii) in May 2004, plaintiffs filed an action against the Division of Youth and Family Services alleging they should have been aware of abuse. In addition to these specific cases, there are various numbers of tort, medical malpractice, contract and other claims pending against the State and its agencies and employees at any given time, on which the State is unable to estimate its exposure.

      Although the Portfolio generally intends to invest its assets primarily in New Jersey Municipal Obligations rated no lower than A, MIG2 or Prime-1 by Moody's or A, SP-1 or A-1 by S&P, there can be no assurance that such ratings will remain in effect until the bond matures or is redeemed or will not be revised downward or withdrawn. Such a revision or withdrawal may have an adverse affect on the market price of such securities.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS

      The shares of each Portfolio have no preference as to conversion, exchange, dividends, retirement or other rights, and, when issued and paid for as provided in this Prospectus, will be fully paid and non-assessable. The shares of each Portfolio have no pre-emptive rights and do not have cumulative voting rights, which means that the holders of more than 50% of the shares of a Fund voting for the election of its Board members can elect 100% of the Board of that Fund if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his or her name on the books of the particular Fund. The Funds will not hold annual meetings of shareholders, except as required by the 1940 Act, the next sentence and other applicable law. Each Fund has undertaken that its Board will call a meeting of shareholders for the purpose of voting upon the question of removal of a Board member or members if such a meeting is requested in writing by the holders of not less than 10% of the outstanding shares of the particular Fund. To the extent required by the undertaking, the particular Fund will assist shareholder communication in such matters. The staff of the SEC has expressed the view that the use of a combined Prospectus for the Funds may subject a Fund to liability for misstatements, inaccuracies or incomplete disclosure about the other Fund.

      Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company shall not be deemed to have been effectively acted upon unless approved by a majority of the outstanding shares of the Portfolio or class affected by the matter. The Portfolio or class is affected by a matter unless it is clear that the interests of the Portfolio or class in the matter are substantially identical or that the matter does not affect any interest of the Portfolio or class. Under Rule 18f-2, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to the Portfolio only if approved by a majority of the outstanding shares of the Portfolio. However, the Rule also provides that the ratification of independent public accountants and the election of directors or trustees may be effectively acted upon by shareholders of the Fund voting without regard to the Portfolio.

      Notwithstanding any provision of Maryland law requiring a greater vote of the Glenmede Fund's common stock (or of the shares of the Portfolio or class voting separately as a class) in connection with any corporate action, unless otherwise provided by law (for example by Rule 18f-2 discussed above) or by the Glenmede Fund's Articles of Amendment and Restatement, the Glenmede Fund may take or authorize such action upon the favorable vote of the holders of more than 50% of the outstanding common stock of the Glenmede Fund entitled to vote thereon.


CERTAIN RECORD HOLDERS
[TO BE UPDATED BY AMENDMENT]

      As of January 31, 2006, Glenmede Trust held of record substantially all of the outstanding shares of each Portfolio (including the Advisor and Institutional Share classes of the Small Cap Equity Portfolio) except Philadelphia International Fund. For more information about Glenmede Trust and Glenmede Advisers, see "Investment Advisor" in the Prospectuses.

      The following shareholders owned of record 5% or more of the outstanding voting securities of Government Cash Portfolio as of January 31, 2006:

NAME                                            PERCENTAGE OF OUTSTANDING SHARES

      The following shareholders owned of record 5% or more of the outstanding voting securities of Core Fixed Income Portfolio as of January 31, 2006:

NAME                                            PERCENTAGE OF OUTSTANDING SHARES

      The following shareholders owned of record 5% or more of the outstanding voting securities of International Portfolio as of January 31, 2006:

NAME                                            PERCENTAGE OF OUTSTANDING SHARES

      The following shareholders owned of record 5% or more of the outstanding voting securities of Strategic Equity Portfolio as of January 31, 2006:

NAME                                            PERCENTAGE OF OUTSTANDING SHARES

      The following shareholders owned of record 5% or more of the outstanding voting securities of Small Cap Equity Portfolio (Advisor Shares) as of January 31, 2006:

NAME                                            PERCENTAGE OF OUTSTANDING SHARES

      The following shareholders owned of record 5% or more of the outstanding voting securities of Small Cap Equity Portfolio (Institutional Shares) as of January 31, 2006:

NAME                                            PERCENTAGE OF OUTSTANDING SHARES

      The following shareholders owned of record 5% or more of the outstanding voting securities of Large Cap Value Portfolio as of January 31, 2006:

NAME                                            PERCENTAGE OF OUTSTANDING SHARES

      The following shareholders owned of record 5% or more of the outstanding voting securities of U.S. Emerging Growth Portfolio as of January 31, 2006:

NAME                                            PERCENTAGE OF OUTSTANDING SHARES

      The following shareholders owned of record 5% or more of the outstanding voting securities of Large Cap 100 Portfolio as of January 31, 2006:

NAME                                            PERCENTAGE OF OUTSTANDING SHARES

      The following shareholders owned of record 5% or more of the outstanding voting securities of Large Cap Growth Portfolio as of January 31, 2006:

NAME                                            PERCENTAGE OF OUTSTANDING SHARES

      The following shareholders owned of record 5% or more of the outstanding voting securities of Muni Intermediate Portfolio as of January 31, 2006:

NAME                                            PERCENTAGE OF OUTSTANDING SHARES

      The following shareholders owned of record 5% or more of the outstanding voting securities of New Jersey Muni Portfolio as of January 31, 2006:

NAME                                            PERCENTAGE OF OUTSTANDING SHARES

      The following shareholders owned of record 5% or more of the outstanding voting securities of Philadelphia International Fund as of January 31, 2006:

NAME                                            PERCENTAGE OF OUTSTANDING SHARES

      As of January 31, 2006, the directors/trustees and officers of the Funds collectively owned less than __% of the outstanding shares of each of the Funds' Portfolios.


DIVIDENDS AND DISTRIBUTIONS

      Each Portfolio's policy is to distribute substantially all of its net investment income, if any, together with any net realized capital gains in the amount and at the times that will avoid both income (including capital gains) taxes on it and the imposition of the Federal excise tax on undistributed income and gains. The amounts of any income dividends or capital gains distributions for a Portfolio cannot be predicted.

                              FINANCIAL STATEMENTS


      The Funds' Financial Statements for the Core Fixed Income Portfolio, Government Cash Portfolio, International Portfolio, Large Cap 100 Portfolio, Large Cap Growth Portfolio, Large Cap Value Portfolio, Muni Intermediate Portfolio, New Jersey Muni Portfolio, Philadelphia International Fund (formerly, Institutional International Portfolio), Small Cap Equity Portfolio (formerly, Small Capitalization Value), Strategic Equity Portfolio (formerly, Tax-Managed Equity), Tax-Exempt Cash Portfolio, and U.S. Emerging Growth Portfolio (formerly, the Small Capitalization Growth Portfolio) for the year or period ended October 31, 2005, and the financial highlights for each of the respective periods presented, appearing in the 2005 Annual Report to Shareholders, and the reports thereon of [_________], the Funds' independent registered public accounting firm, also appearing therein, are incorporated by reference in this SAI. No other parts of the 2005 Annual Report to Shareholders are incorporated herein.


                               OTHER INFORMATION

      The Funds' Prospectuses and this Statement of Additional Information do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered by the Prospectuses. Certain portions of the Registration Statement have been omitted from the Prospectuses and this Statement of Additional Information pursuant to the rules and regulations of the SEC. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.


      Statements contained in the Prospectuses or in this SAI as to the contents of any contract or other documents referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectuses and this SAI form a part, each such statement being qualified in all respects by such reference.


      The third party marks appearing above are the marks of their respective owners.

               APPENDIX A -- DESCRIPTION OF SECURITIES AND RATINGS

I.    SHORT-TERM CREDIT RATINGS

      A Standard & Poor's short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor's for short-term issues:

      "A-1" - Obligations are rated in the highest category and indicate that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

      "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

      "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

      "B" - Obligations have significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

      "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

      "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

      Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay Foreign Currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign Currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

      Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. These obligations have an original maturity not exceeding thirteen months, unless explicitly noted. The following summarizes the rating categories used by Moody's for short-term obligations:

      "P-1" - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

      "P-2" - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

      "P-3" - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.

      "NP" - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

      Fitch Ratings, Inc. ("Fitch") short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

      "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

      "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

      "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

      "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

      "C" - Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

      "D" - Securities are in actual or imminent payment default.

      The following summarizes the ratings used by Dominion Bond Rating Service Limited ("DBRS") for commercial paper and short-term debt:

      "R-1 (high)" - Short-term debt rated "R-1 (high)" is of the highest credit quality, and indicates an entity possessing an unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels and profitability that is both stable and above average. Companies achieving an "R-1 (high)" rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition which DBRS has established for an "R-1 (high)", few entities are strong enough to achieve this rating.

      "R-1 (middle)" - Short-term debt rated "R-1 (middle)" is of superior credit quality and, in most cases, ratings in this category differ from "R-1
(high)" credits by only a small degree. Given the extremely tough definition which DBRS has established for the "R-1 (high)" category, entities rated "R-1 (middle)" are also considered strong credits which typically exemplify above average strength in key areas of consideration for timely repayment of short-term liabilities.

      "R-1 (low)" - Short-term debt rated "R-1 (low)" is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios are not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors which exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

      "R-2 (high)" - Short-term debt rated R-2 (high) is considered to be at the upper end of adequate credit quality. The ability to repay obligations as they mature remains acceptable, although the overall strength and outlook for key liquidity, debt, and profitability ratios are not as strong as credits rated in the R-1 (low) category. Relative to the latter category, other shortcomings often include areas such as stability, financial flexibility, and the relative size and market position of the entity within its industry.

      "R-2 (middle) - Short-term debt rated R-2 (middle) is considered to be of adequate credit quality. Relative to the R-2 (high) category, entities rated R-2 (middle) typically have some combination of higher volatility, weaker debt or liquidity positions, lower future cash flow capabilities, or hold a weaker industry position. Ratings in this category would also be more vulnerable to adverse changes in financial and economic conditions.

      "R-2 (low)" - Short-term debt rated R-2 (low) is considered to be of only just adequate credit quality, one step up from being speculative. While not yet defined as speculative, the R-2 (low) category signifies that although, repayment is still expected, the certainty of repayment could be impacted by a variety of possible adverse developments, many of which would be outside of the issuer's control. Entities in this area often have limited access to capital markets and may also have limitations in securing alternative sources of liquidity, particularly during periods of weak economic conditions.

      "R-3 (high)", "R-3 (middle)", "R-3 (low)" - Short-term debt rated "R-3" is speculative, and within the three subset grades, the capacity for timely payment ranges from mildly speculative to doubtful. "R-3" credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with "R-3" ratings would normally have very limited access to alternative sources of liquidity. Earnings and cash flow would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

      "D" - Short-term debt rated "D" is in arrears. A security rated D implies the issuer has either not met a scheduled payment or the issuer has made it clear that it will be missing such a payment in the near future. In some cases, DBRS may not assign a D rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the D rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued, or reinstated by DBRS.

II.   LONG-TERM CREDIT RATINGS

      The following summarizes the ratings used by Standard & Poor's for long-term issues:

      "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

      "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

      "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

      "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

      Obligations rated "BB," "B," "CCC," "CC", and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

      "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

      "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

      "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

      "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

      "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

      "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payment will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

      "r" - The symbol "r" is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

      "N.R." - An "N.R." attached to an obligation indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

      - PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

      The following summarizes the ratings used by Moody's for long-term debt:

      "Aaa" - Obligations rated "Aaa" are judged to be of the highest quality, with minimal credit risk.

      "Aa" - Obligations rated "Aa" are judged to be of high quality and are subject to very low credit risk.

      "A" - Obligations rated "A" are considered upper-medium grade and are subject to low credit risk.

      "Baa" - Obligations rated "Baa" are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

      "Ba" - Obligations rated "Ba" are judged to have speculative elements and are subject to substantial credit risk.

      "B" - Obligations rated "B" are considered speculative and are subject to high credit risk.

      "Caa" - Obligations rated "Caa" are judged to be of poor standing and are subject to very high credit risk.

      "Ca" - Obligations rated "Ca" are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

      "C" - Obligations rated "C" are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

      Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa". The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

      The following summarizes long-term ratings used by Fitch:

      "AAA" - Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

      "AA" - Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

      "A" - Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

      "BBB" - Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

      "BB" - Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

      "B" - Securities considered to be highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

      "CCC," "CC" and "C" - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

      "DDD," "DD" and "D" - Securities are in default. The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor.

      Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect of repaying all obligations.

      PLUS (+) or MINUS (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" category or to categories below "CCC".

      The following summarizes the ratings used by DBRS for long-term debt:

      "AAA" - Bonds rated "AAA" are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity. The strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely high standard which DBRS has set for this category, few entities are able to achieve a "AAA" rating.

      "AA" - Bonds rated "AA" are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated "AAA" only to a small degree. Given the extremely restrictive definition which DBRS has for the "AAA" category, entities rated "AA" are also considered to be strong credits which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

      "A" - Bonds rated "A" are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with "AA"-rated entities. While "A" is a respectable rating, entities in this category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated securities.

      "BBB" - Bonds rated "BBB" are of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.

      "BB" - Bonds rated "BB" are defined to be speculative and non investment-grade, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the "BB" range typically have limited access to capital markets and additional liquidity support. In many cases, deficiencies in critical mass, diversification and competitive strength are additional negative considerations.

      "B" - Bonds rated "B" are highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

      "CCC" / "CC" / "C" - Bonds rated in any of these categories are very highly speculative and are in danger of default of interest and principal. The degree of adverse elements present is more severe than long-term bonds rated "B". Long-term bonds rated below "B" often have characteristics which, if not remedied, may lead to default. In practice, there is little difference between the "CCC" to "C" categories, with "CC" and "C" normally used for lower ranking debt of companies where the senior debt is rated in the "CCC" to "B" range.

      "D" - Long-term debt rated "D" is in arrears. A security rated "D" implies the issuer has either not met a scheduled payment of interest or principal or that the issuer has made it clear that it will miss such a payment in the near future. In some cases, DBRS may not assign a "D" rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the "D" rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued or reinstated by DBRS.

      ("high", "low") - Each rating category is denoted by the subcategories "high" and "low". The absence of either a "high" or "low" designation indicates the rating is in the "middle" of the category. The "AAA" and "D" categories do not utilize "high", "middle", and "low" as differential grades.

NOTES TO SHORT-TERM AND LONG-TERM CREDIT RATINGS

STANDARD & POOR'S

      CREDITWATCH: CreditWatch highlights the potential direction of a short- or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by Standard & Poor's analytical staff. These may include mergers, recapitalizations, voter referendums, regulatory action or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The "positive" designation means that a rating may be raised; "negative" means a rating may be lowered; and "developing" means that a rating may be raised, lowered or affirmed.

      RATING OUTLOOK: A Standard & Poor's Rating Outlook assesses the potential direction of a long-term credit rating over the intermediate to longer term. In determining a Rating Outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An Outlook is not necessarily a precursor of a rating change or future CreditWatch action.

      o     "Positive" means that a rating may be raised.

      o     "Negative" means that a rating may be lowered.

      o     "Stable" means that a rating is not likely to change.

      o     "Developing" means a rating may be raised or lowered.

      o     "N.M." means not meaningful.

MOODY'S

      WATCHLIST: Moody's uses the Watchlist to indicate that a rating is under review for possible change in the short-term. A rating can be placed on review for possible upgrade (UPG), on review for possible downgrade (DNG) or more rarely with direction uncertain (UNC). A credit is removed from the Watchlist when the rating is upgraded, downgraded or confirmed.

      RATING OUTLOOKS: A Moody's rating outlook is an opinion regarding the likely direction of a rating over the medium term. Where assigned, rating outlooks fall into the following four categories: Positive (POS), Negative
(NEG), Stable (STA) and Developing (DEV -- contingent upon an event). In the few instances where an issuer has multiple outlooks of differing directions, an "(m)" modifier (indicating multiple, differing outlooks) will be displayed, and Moody's written research will describe any differences and provide the rationale for these differences. A RUR (Rating(s) Under Review) designation indicates that the issuer has one or more ratings under review for possible change, and thus overrides the outlook designation. When an outlook has not been assigned to an eligible entity, NOO (No Outlook) may be displayed.

FITCH

      WITHDRAWN: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

      RATING WATCH: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

      RATING OUTLOOK: A Rating Outlook indicates the direction a rating is likely to move over a one- to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are "stable" could be upgraded or downgraded before an outlook moves to a positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as "evolving".

DBRS

RATING TRENDS

      Each DBRS rating category is appended with one of three rating trends - "Positive", "Stable", or "Negative". The rating trend helps to give the investor an understanding of DBRS's opinion regarding the outlook for the rating in question. However, the investor must not assume that a positive or negative trend necessarily indicates that a rating change is imminent.

RATING ACTIONS

      In addition to confirming or changing ratings, other DBRS rating actions include:

      SUSPENDED RATINGS: Rating opinions are forward looking. Although rating opinions will consider the historical performance of an issuer, a rating is an assessment of the issuer's future ability and willingness to meet outstanding obligations. As such, for a complete credit quality assessment, DBRS normally requires the cooperation of the issuer so that management strategies and projections may be evaluated and qualified.

      Since the availability of such information is critical to the rating assessment, any reluctance in management's willingness to supply such information (either perceived or actual) may cause a rating to be changed or even suspended. The eventual action will depend upon DBRS's assessment of the degree of accuracy of a rating, possibly without the cooperation of management. Suspended ratings indicate that an issuer still has outstanding debt, but DBRS no longer provides a current rating opinion on the credit quality of that outstanding debt.

      DISCONTINUED RATINGS: When an entity retires all, or virtually all, of its outstanding debt within a particular category and has no plans to re-issue in the near future, DBRS may discontinue its rating. Other less common circumstances where DBRS may also discontinue ratings include situations where the rated debt is no longer in the public market, where a defeasance structure removes the credit risk of the issuer as a consideration or where the debt comes to be held by a few large institutions that do not require ongoing DBRS ratings.

      RATINGS "UNDER REVIEW" : In practice, DBRS maintains continuous surveillance of the entities it rates and therefore, all ratings are always under review. Accordingly, when a significant event occurs that directly impacts the credit quality of a particular entity or group of entities, DBRS will attempt to provide an immediate rating opinion. However, if there is high uncertainty regarding the outcome of the event, and DBRS is unable to provide an objective, forward-looking opinion in a timely manner, then the rating(s) of the issuer(s) will be placed "Under Review" since they may no longer be appropriate and can no longer be relied upon.

      Ratings which are "Under Review" are qualified with one of the following three provisional statements: "negative implications", "positive implications", or "developing implications". These qualifications indicate DBRS's preliminary evaluation of the impact on the credit quality of the issuer/security. Although the three provisional statements may provide some guidance to subscribers, situations and potential rating implications may vary widely and DBRS's final rating conclusion may depart from its preliminary assessment. For each of these three provisional statements, further due diligence has to be completed in order to determine the applicable rating. In this respect, and while the previous rating may no longer be appropriate and can no longer be relied upon to gauge credit quality, the three provisional statements are an attempt to provide initial guidance as to possible rating outcomes after the due diligence process has been completed and DBRS has finalized its view.

III.  MUNICIPAL NOTE RATINGS

      A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:

      "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

      "SP-2" - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

      "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

      Moody's uses three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade ("MIG") and are divided into three levels - "MIG-1" through "MIG-3". In addition, those short-term obligations that are of speculative quality are designated "SG", or speculative grade. MIG ratings expire at the maturity of the obligation. The following summarized the ratings by Moody's for these short-term obligations:

      "MIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

      "MIG-2" - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

      "MIG-3" - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

      "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

      In the case of variable rate demand obligations ("VRDOs"), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or "VMIG" rating.

      When either the long- or short-term aspect of a VRDO is not rated, that piece is designated "NR", e.g., "Aaa/NR" or "NR/VMIG-1".

      VMIG rating expirations are a function of each issue's specific structural or credit features.

      "VMIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

      "VMIG-2" - This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

      "VMIG-3" - This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

      "SG" - This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

      Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

ABOUT CREDIT RATINGS

A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation. Credit ratings may be changed, suspended or withdrawn.

Moody's credit ratings must be construed solely as statements of opinion and not as recommendations to purchase, sell or hold any securities.

Fitch credit ratings are an opinion on the ability of an entity or a securities issue to meet financial commitments on a timely basis. Fitch credit ratings are used by investors as indications of the likelihood of repayment in accordance with the terms on which they invested. However, Fitch credit ratings are not recommendations to buy, sell or hold any security. Ratings may be changed or withdrawn.

DBRS credit ratings are not buy, hold or sell recommendations, but rather the result of qualitative and quantitative analysis focusing solely on the credit quality of the issuer and its underlying obligations.

IV.   DESCRIPTION OF MORTGAGE-BACKED SECURITIES

      MORTGAGE-RELATED SECURITIES. The Core Fixed Income Portfolio may purchase mortgage-backed securities that are secured by entities such as the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), commercial banks, trusts, financial companies, finance subsidiaries of industrial companies, savings and loan associations, mortgage banks and investment banks. These certificates are in most cases pass-through instruments, through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate, net of certain fees. The average life of a mortgage-backed security varies with the underlying mortgage instruments, which have maximum maturities of 40 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of prepayments, mortgage refinancings or foreclosure. Mortgage prepayment rates are affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest and have the effect of reducing future payments.

      There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by FNMA include FNMA guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of FNMA, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

      The Core Fixed Income Portfolio may invest in mortgage-backed securities issued or sponsored by both government and non-governmental entities. Privately issued mortgage-backed securities are generally backed by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans. Privately-issued mortgage backed securities must have a rating of at least A by S&P or Moody's or which if unrated, is in the advisor's opinion equivalent in credit quality to securities so rated. The ratings assigned by a rating organization (e.g., S&P or Moody's) to privately-issued mortgage-backed securities address the likelihood of the receipt of all distributions on the underlying mortgage loans by the related certificate-holders under the agreements pursuant to which such certificates are issued. A rating organization's ratings take into consideration the credit quality of the related mortgage pool, including any credit support providers, structural and legal aspects associated with such certificates, and the extent to which the payment stream on such mortgage pool is adequate to make payments required by such certificates. A rating organization's ratings on such certificates do not, however, constitute a statement regarding frequency of prepayments on the related mortgage loans. Additionally, in order to receive a high quality rating from the rating organizations, privately issued mortgage-backed securities normally are structured with one or more types of "credit enhancement." Credit enhancement falls generally into two categories:
(i) liquidity protection and (ii) protection against losses resulting from default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pools of mortgages, the provision of a reserve fund, or a combination thereof, to ensure, subject to certain limitations, that scheduled payments on the underlying pool are made in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such credit support can be provided by, among other things, payment guarantees, letters of credit, pool insurance, subordination, or any combination thereof.

      The Core Fixed Income Portfolio may also invest in multiple class securities, including collateralized mortgage obligations ("CMOs") and Real Estate Mortgage Investment Conduit ("REMIC") pass-through or participation certificates. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other mortgage-backed securities. These securities may be issued by U.S. Government agencies and instrumentalities such as Fannie Mae or sponsored enterprises such as Freddie Mac or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class mortgage-backed securities represent direct ownership interests in, a pool of mortgage loans or mortgage-backed securities the payments on which are used to make payments on the CMOs or multiple class mortgage-backed securities.

      Fannie Mae REMIC certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC certificates in full, whether or not sufficient funds are otherwise available.

      Freddie Mac guarantees the timely payment of interest on Freddie Mac REMIC certificates and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates ("PCs"). PCs represent undivided interests in specified level payment, residential mortgages or participations therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. Freddie Mac also guarantees timely payment of principal of certain PCs.

      CMOs and guaranteed REMIC certificates issued by Fannie Mae and Freddie Mac are types of multiple class mortgage-backed securities. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Funds do not intend to purchase residual interests in REMICs. The REMIC certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage-backed securities. The obligations of Fannie Mae or Freddie Mac under their respective guaranty of the REMIC certificates are obligations solely of Fannie Mae or Freddie Mac, respectively.

      CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final scheduled distribution date. In most cases, payments of principal are applied to the CMO classes in order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. These are referred to as "sequential pay" CMOs, or REMIC Certificates. A REMIC is a CMO that qualifies for special tax treatment under the Code, and invests in certain mortgages principally secured by interests in real property and other permitted investments.

      Additional structures of CMOs and REMIC certificates include, among others, "parallel pay" CMOs and REMIC certificates. Parallel pay CMOs or REMIC certificates are those which are structured to apply principal payments and prepayments of mortgage assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

      A wide variety of REMIC certificates may be issued in sequential pay or parallel pay structures. These securities include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class ("PAC") certificates, which are parallel pay REMIC certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes or REMIC certificates (the "PAC Certificates"), even though all other principal payments and prepayments of the mortgage assets are then required to be applied to one or more other classes of the certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are much more volatile than other PAC classes.

      CMOs may involve additional risks other than those found in other types of mortgage-related obligations. CMOs may exhibit more price volatility and interest rate risk than other types of mortgage-related obligations. During periods of rising interest rates, CMOs may lose their liquidity as CMO market makers may choose not to repurchase, or may offer prices, based on current market conditions, which are unacceptable to the Portfolio based on the Portfolio's analysis of the market value of the security.

      The Core Fixed Income Portfolio may also invest in stripped mortgage-backed securities ("SMBS") (including interest only and principal only securities), which are derivative multiple class mortgage-backed securities. The Core Fixed Income Portfolio may also invest in privately-issued SMBS. Although the market for such securities is increasingly liquid, privately-issued SMBS' may not be readily marketable and will be considered illiquid for purposes of the Portfolio's limitation on investments in illiquid securities. The advisor may determine that SMBS' which are U.S. Government securities are liquid for purposes of the Portfolio's limitation on investments in illiquid securities.

      SMBS are usually structured with two different classes: one that receives 100% of the interest payments and the other that receives 100% of the principal payments from a pool of mortgage loans. If the underlying mortgage loans experience different than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from mortgage loans are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

      Because derivative mortgage-backed securities (such as principal-only
(POs), interest-only (IOs) or inverse floating rate securities) are more exposed to mortgage prepayments, they generally involve a greater amount of risk. Small changes in prepayments can significantly impact the cash flow and the market value of these securities. The risk of faster than anticipated prepayments generally adversely affects IOs, super floaters and premium priced mortgage-backed securities. The risk of slower than anticipated prepayments generally adversely affects POs, floating-rate securities subject to interest rate caps, support tranches and discount priced mortgage-backed securities. In addition, particular derivative securities may be leveraged such that their exposure (i.e., price sensitivity) to interest rate and/or prepayment risk is magnified.

V.    DESCRIPTION OF ASSET-BACKED SECURITIES

      ASSET-BACKED SECURITIES. The Core Fixed Income Portfolio may invest in asset-backed securities. Asset-backed securities include interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities may also be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities.

      The purchase of asset-backed securities may raise considerations peculiar to the financing of the instruments underlying such securities. For example, most organizations that issue asset-backed securities relating to motor vehicle installment purchase obligations perfect their interests in the respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to do so, there is a risk that such party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. Also, although most of such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the asset-backed securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the asset-backed securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related asset-backed securities. Insofar as credit card receivables are concerned, credit card holders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing the amounts paid on such receivables. In addition, unlike most other asset-backed securities, credit card receivables are unsecured obligations of the cardholder.

VI.   DESCRIPTION OF U.S. GOVERNMENT SECURITIES AND CERTAIN OTHER SECURITIES

      The term "U.S. Government Securities" refers to a variety of securities which are issued or guaranteed by the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government.

      U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by Federal agencies and U.S. Government sponsored enterprises or instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, an investor must look principally to the agency, enterprise or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency, enterprise or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export Import Bank, Farmers Home Administration, Federal Financing Bank and others. Certain agencies, enterprises and instrumentalities, such as the Government National Mortgage Association are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the Treasury, if needed to service its debt. Debt from certain other agencies, enterprises and instrumentalities, including the Federal Home Loan Bank and Federal National Mortgage Association, are not guaranteed by the United States, but those institutions are protected by the discretionary authority for the U.S. Treasury to purchase certain amounts of their securities to assist the institution in meeting its debt obligations. Finally, other agencies, enterprises and instrumentalities, such as the Farm Credit System and the Federal Home Loan Mortgage Corporation, are federally chartered institutions under Government supervision, but their debt securities are backed only by the creditworthiness of those institutions, not the U.S. Government.

      Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home
Administration, Federal Housing Administration, Maritime Administration, Small Business Administration and The Tennessee Valley Authority.

      An instrumentality of the U.S. Government is a Government agency organized under Federal charter with Government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Overseas Private Investment Corporation, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks and the Federal National Mortgage Association.

      International institutions that issue securities which the Core Fixed Income Portfolio may purchase include the Asian Development Bank, Inter-American Development Bank and the International Bank for Reconstruction and Development (the "World Bank").

VII.  DESCRIPTION OF MUNICIPAL OBLIGATIONS

      Municipal Obligations generally include debt obligations issued by states and their political subdivisions, and duly constituted authorities and corporations, to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works. Municipal Obligations may also be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loan to other public institutions and facilities.

      Industrial revenue bonds in most cases are revenue bonds and generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on such industrial revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Short-term municipal obligations issued by states, cities, municipalities or municipal agencies, include Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Construction Loan Notes and Short-Term Discount Notes. Project Notes are instruments guaranteed by the Department of Housing and Urban Development but issued by a state or local housing agency. While the issuing agency has the primary obligation on Project Notes, they are also secured by the full faith and credit of the United States.

      Note obligations with demand or put options may have a stated maturity in excess of 13 months, but permit any holder to demand payment of principal plus accrued interest upon a specified number of days' notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer of such notes normally has a corresponding right, after a given period, to repay in its discretion the outstanding principal of the note plus accrued interest upon a specific number of days' notice to the bondholders. The interest rate on a demand note may be based upon a known lending rate, such as a bank's prime rate, and be adjusted when such rate changes, or the interest rate on a demand note may be a market rate that is adjusted at specified intervals. The demand notes in which the Tax-Exempt Cash Portfolio will invest are payable on not more than thirteen months notice.

      The yields of Municipal Obligations depend on, among other things, general money market conditions, conditions in the Municipal Obligation market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of Moody's and S&P represent their opinions of the quality of the Municipal Obligations rated by them. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, Municipal Obligations with the same maturity, coupon and rating may have different yields, while Municipal Obligations of the same maturity and coupon, but with different ratings may have the same yield. It will be the responsibility of the advisor to appraise independently the fundamental quality of the bonds held by the Tax-Exempt Cash Portfolio.

      Municipal Obligations are sometimes purchased on a "when issued" basis, which means the buyer has committed to purchase certain specified securities at an agreed upon price when they are issued. The period between commitment date and issuance date can be a month or more. It is possible that the securities will never be issued and the commitment cancelled.

      From time to time proposals have been introduced before Congress to restrict or eliminate the Federal income tax exemption for interest on Municipal Obligations. Similar proposals may be introduced in the future. If any such proposal were enacted, it might restrict or eliminate the ability of the Tax-Exempt Cash, Muni Intermediate and New Jersey Muni Portfolios to achieve their investment objectives. In that event the Funds' Board members and officers would reevaluate the Tax-Exempt Cash, Muni Intermediate and New Jersey Muni Portfolios' investment objectives and policies and consider recommending to their shareholders changes in such objectives and policies.


VIII. FOREIGN INVESTMENTS

      Investors should recognize that investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies. Because the stocks of foreign companies are frequently denominated in foreign currencies, and because the Strategic Equity, International, Small Cap Equity, Large Cap Value, Large Cap 100, Large Cap Growth, U.S. Emerging Growth and Philadelphia International Fund Portfolios may temporarily hold uninvested reserves in bank deposits in foreign currencies, these Portfolios may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. The investment policies of the International and Philadelphia International Fund Portfolios permit the Portfolios to enter into forward foreign currency exchange contracts in order to hedge the Portfolio's holdings and commitments against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.


      As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and they may have policies that are not comparable to those of domestic companies, there may be less information available about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in foreign countries.


      Although the Strategic Equity, International, Small Cap Equity, Large Cap Value, Large Cap 100, Large Cap Growth, U.S. Emerging Growth and Philadelphia International Fund Portfolios will endeavor to achieve most favorable execution costs in its portfolio transactions, commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges.

      Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from the foreign companies comprising the Strategic Equity, International, Small Cap Equity, Large Cap Value, Large Cap 100, Large Cap Growth, U.S. Emerging Growth and Philadelphia International Fund Portfolios.


IX.   OPTIONS

      The Strategic Equity Portfolio's writing and purchase of options is a highly specialized activity which involves investment analysis and risks that are different from those associated with ordinary portfolio securities transactions.

      Purchasing options to attempt to increase return through their price appreciation involves the risk of loss of option premium if the advisor is incorrect in its expectation of the direction or magnitude of the change in securities prices. Writing options to seek to increase income in the Portfolio involves the risk of net loss (after receiving the option premium) if the advisor is incorrect in its expectation of the direction or magnitude of the change in securities prices. The successful use of options for hedging purposes also depends in part on the degree of correlation between the option and a security or index of securities. If the advisor is incorrect in its expectation of changes in securities prices or its estimation of the correlation between the option and a security index, the investment performance of the Portfolio will be less favorable than it would have been in the absence of such options transactions. The use of options may increase the Portfolio's portfolio turnover rate. Higher rates of turnover may result in increased brokerage commissions, and could increase the amount of income received by the Portfolio that constitutes taxable capital gains. To the extent capital gains are realized, distributions from those gains may be ordinary income for federal tax purposes.

      Additionally, there is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option or option traded over-the-counter at any particular time. If the Portfolio is unable to effect a closing purchase transaction with respect to covered options it has written, the Portfolio will not be able to sell the underlying securities or dispose of segregated assets until the options expire or are exercised. Similarly, if the Portfolio is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of the underlying securities.

      Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (v) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

      The Portfolio may purchase and sell both options that are traded on U.S. exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the Portfolio will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities.

                      APPENDIX B - PROXY VOTING PROCEDURES

                             Glenmede Advisers, Inc.
                     Philadelphia International Advisors LP
                     Institutional Shareholder Service (ISS)

GLENMEDE  ADVISERS, INC.
PROXY VOTING POLICY

EXECUTIVE SUMMARY

There are responsibilities that come with equity ownership. As a shareholder, one is expected to cast informed votes on important issues affecting a company.

POLICY

It is the policy of Glenmede to conform to the Shareholders Communication Act (17 CFR 240.14-17) which discusses the distribution of proxy material. One primary objective for Glenmede in it's fiduciary capacity, is to represent and vote for the best long term interest of its beneficiaries, exercising the care, skill and diligence required by ss.404(a)(1)(b) of ERISA.

Glenmede may engage the services of a third party proxy processor. The service provides fundamental research and subsequent recommendations on proxy questions. It is Glenmede's policy to see that all proxies are appropriately voted in all managed and custodial accounts unless otherwise directed by the client. In general, it is Glenmede's position to vote routine proxies in accordance with management's recommendation. These include an uncontested election of directors and stock splits or dividends. Other matters such as proxy contests, ratification of auditors, anti-takeover measures, capital structure changes and executive and director compensation are reviewed on a case by case basis by the proxy service provider. .

Glenmede's third party proxy service provider has guidelines that provide more detail on each of the above mentioned situations. These guidelines may be obtained from the office of the Chief Investment Officer (CIO).

Exception proxies, which are not addressed by the guidelines, are sent to the appropriately designated officer in the Investment Policy & Strategy group for review and signature. If that officer is unavailable, the proxy is forwarded to the CIO for execution.


No disclosed conflicts will affect this policy and the manner in which proxies are voted.

                     PHILADELPHIA INTERNATIONAL ADVISORS, LP
                               PROXY VOTING POLICY
                             (As of August 20, 2004)


OVERVIEW

Philadelphia International Advisors, LP ("PIA") has responsibility to see that proxies are appropriately voted. Clients are solicited and records kept indicating whether we are to have discretion in voting proxies or whether they should be voted elsewhere. This is primarily documented via the account agreement. PIA votes all proxies in accordance with its general proxy policy in effect at the time, unless otherwise specifically instructed by the client in writing.

An independent third party proxy service, Institutional Shareholder Service
(ISS), has been retained by PIA for their fundamental research on the proxy question and subsequent recommendations. Proxies are voted by ISS in accordance with their proxy voting guidelines with the intent of serving the best interests of PIA's clients. PIA has directed ISS that in the event shares are going to be blocked from trading or otherwise will be restricted in the specific country from the time the vote is cast until the adjournment of the meeting, ISS will abstain from voting.

ISS will inform PIA's proxy administrator of any proxies that do not fall within the adopted guidelines. PIA's proxy administrator will send the proxies in question to the appropriate portfolio manager for review, documentation of vote rationale, and signature. In the event the designated portfolio manager is unavailable, the proxy will be forwarded to the CIO for execution.


PROXY VOTING ADMINISTRATION

PIA provides ISS with daily holdings of all accounts that PIA is responsible for voting. ISS has approved guidelines from PIA to ensure that all issues are voted.

Quarterly reports are generated by ISS for each individual account indicating the number of shares and how the shares were voted. The reports are reconciled quarterly.


CONFLICTS OF INTEREST

PIA has developed this policy to serve the collective interests of our clients, and accordingly, will generally vote pursuant to this policy when conflicts of interest arise. Potential conflicts of interest may arise through business relationships, personal relationships, or familial relationships involving PIA or PIA personnel. When there are proxy voting proposals, however, that give rise to conflicts of interest the proxy shall be voted consistent with the recommendations of ISS provided that PIA believes that such a vote is consistent with the best interests if its clients.

PIA maintains detailed records on proxy voting. PIA clients may obtain information about how their proxies were voted or a copy of appropriate Proxy Voting Reports by contacting Kevin Pilotti (phone: 215-419-6780; email: kevin_pilotti@piadvisors.net).

                              ISS 2005 PROXY VOTING
                               GUIDELINES SUMMARY


The following is a condensed version of all proxy voting recommendations contained in the ISS Proxy Voting Manual.

1. OPERATIONAL ITEMS

ADJOURN MEETING

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Vote FOR proposals that relate specifically to soliciting votes for a merger or transaction for which ISS has recommended a FOR vote.

Vote AGAINST proposals if the wording is too vague or if the proposal includes "other business."


AMEND QUORUM REQUIREMENTS

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

AMEND MINOR BYLAWS

Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

CHANGE COMPANY NAME

Vote FOR proposals to change the corporate name.

CHANGE DATE, TIME, OR LOCATION OF ANNUAL MEETING

Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

RATIFYING AUDITORS

Vote FOR proposals to ratify auditors, unless any of the following apply:

o An auditor has a financial interest in or association with the company, and is therefore not independent

o     Fees for non-audit services are excessive, or

o There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position. Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.


Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account the tenure of the audit firm, the length of rotation specified in the proposal, any significant audit-related issues at the company, the number of Audit Committee meetings held each year, the number of financial experts serving on the committee, and whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

TRANSACT OTHER BUSINESS

Vote AGAINST proposals to approve other business when it appears as voting item.

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:

o Attend less than 75 percent of the board and committee meetings without a valid excuse

o     Implement or renew a dead-hand or modified dead-hand poison pill

o Adopt a poison pill without shareholder approval since the company's last annual meeting and there is no requirement to put the pill to shareholder vote within 12 months of its adoption

o Ignore a shareholder proposal that is approved by a majority of the shares outstanding

o Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

o Failed to act on takeover offers where the majority of the shareholders tendered their shares

o Are inside directors or affiliated outsiders and sit on the audit, compensation, or nominating committees

o Are inside directors or affiliated outsiders and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees

o Are audit committee members and the non -audit fees paid to the auditor are excessive. In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.

o Are inside directors or affiliated outside directors and the full board is less than majority independent

o Sit on more than six public company boards, or on more than two public boards in addition to their own if they are CEOs of public companies.

o Are on the compensation committee when there is a negative correlation between chief executive pay and company performance

o Have failed to address the issue(s) that resulted in any of the directors receiving more than 50% withhold votes out of those cast at the previous board election

AGE LIMITS

Vote AGAINST shareholder or management proposals to limit the tenure of outside directors either through term limits or mandatory retirement age.


BOARD SIZE

Vote FOR proposals seeking to fix the board size or designate a range for the board size.

Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

CUMULATIVE VOTING


Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis based on the extent that shareholders have access to the board through their own nominations.


DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.

Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:

o The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and

o     Only if the director's legal expenses would be covered.


ESTABLISH/AMEND NOMINEE QUALIFICATIONS

Vote CASE-BY-CASE on proposals that establish or amend director qualifications.

Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board. Vote AGAINST shareholder proposals requiring two candidates per board seat.

FILLING VACANCIES/REMOVAL OF DIRECTORS

Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)


Generally vote FOR shareholder proposals requiring the position of chairman be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:

o Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director).

o     Two-thirds independent board

o     All-independent key committees

o     Established governance guidelines

Additionally, the company should not have under-performed its peers.


MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence. Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

OPEN ACCESS

Vote CASE-BY-CASE on shareholder proposals asking for open access taking into account the ownership threshold specified in the proposal and the proponent's rationale for targeting the company in terms of board and director conduct.

STOCK OWNERSHIP REQUIREMENTS

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement. Vote CASE-BY-CASE shareholder proposals asking that the company adopt a holding or retention period for its executives (for holding stock after the vesting or exercise of equity awards), taking into account any stock ownership requirements or holding period/retention ratio already in place and the actual ownership level of executives.

TERM LIMITS

Vote AGAINST shareholder or management proposals to limit the tenure of outside directors either through term limits or mandatory retirement ages


3. PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors:

o Long-term financial performance of the target company relative to its industry; management's track record

o     Background to the proxy contest

o     Qualifications of director nominees (both slates)

o Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

REIMBURSING PROXY SOLICITATION EXPENSES

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived. Vote FOR management proposals to adopt confidential voting.

4. ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

Advance Notice Requirements for Shareholder Proposals/Nominations Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT

Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

POISON PILLS


Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.

Vote FOR shareholder proposals asking that any future pill be put to a shareholder vote.


SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

5. MERGERS AND CORPORATE RESTRUCTURINGS

APPRAISAL RIGHTS

Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

ASSET PURCHASES

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

o     Purchase price

o     Fairness opinion

o     Financial and strategic benefits

o     How the deal was negotiated

o     Conflicts of interest

o     Other alternatives for the business

o     Noncompletion risk.

ASSET SALES

Votes on asset sales should be determined on a CASE-BY-CASE basis, considering the following factors:

o     Impact on the balance sheet/working capital

o     Potential elimination of diseconomies

o     Anticipated financial and operating benefits

o     Anticipated use of funds

o     Value received for the asset

o     Fairness opinion

o     How the deal was negotiated

o     Conflicts of interest.

BUNDLED PROPOSALS

Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals.

In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

CONVERSION OF SECURITIES

Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest. Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

CORPORATE REORGANIZATION/DEBT
RESTRUCTURING/PREPACKAGED BANKRUPTCY PLANS/REVERSE
LEVERAGED BUYOUTS/WRAP PLANS

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:

o     Dilution to existing shareholders' position

o     Terms of the offer

o     Financial issues

o     Management's efforts to pursue other alternatives

o     Control issues

o     Conflicts of interest.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

FORMATION OF HOLDING COMPANY

Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:

o     The reasons for the change

o     Any financial or tax benefits

o     Regulatory benefits

o     Increases in capital structure

o     Changes to the articles of incorporation or bylaws of the company.

o Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

o Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure model

o     Adverse changes in shareholder rights

GOING PRIVATE TRANSACTIONS (LBOS AND MINORITY SQUEEZEOUTS)

Vote going private transactions on a CASE-BY-CASE basis, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and noncompletion risk.

JOINT VENTURES

Votes CASE-BY-CASE on proposals to form joint ventures, taking into account the following: percentage of assets/business contributed, percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives, and noncompletion risk.

LIQUIDATIONS

Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation. Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

MERGERS AND ACQUISITIONS/ ISSUANCE OF SHARES TO FACILITATE MERGER OR ACQUISITION

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:

o Prospects of the combined company, anticipated financial and operating benefits

o     Offer price

o     Fairness opinion

o     How the deal was negotiated

o     Changes in corporate governance

o     Change in the capital structure

o     Conflicts of interest.

PRIVATE PLACEMENTS/WARRANTS/CONVERTIBLE DEBENTURES

Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review: dilution to existing shareholders' position, terms of the offer, financial issues, management's efforts to pursue other alternatives, control issues, and conflicts of interest. Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

SPINOFFS

Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on:

o     Tax and regulatory advantages

o     Planned use of the sale proceeds

o     Valuation of spinoff

o     Fairness opinion

o     Benefits to the parent company

o     Conflicts of interest

o     Managerial incentives

o     Corporate governance changes

o     Changes in the capital structure.

VALUE MAXIMIZATION PROPOSALS

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution, and whether company is actively exploring its strategic options, including retaining a financial advisor.

6. STATE OF INCORPORATION

CONTROL SHARE ACQUISITION PROVISIONS

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.

CONTROL SHARE CASHOUT PROVISIONS

Vote FOR proposals to opt out of control share cashout statutes.

DISGORGEMENT PROVISIONS

Vote FOR proposals to opt out of state disgorgement provisions.

FAIR PRICE PROVISIONS

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price. Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

FREEZEOUT PROVISIONS

Vote FOR proposals to opt out of state freezeout provisions.

GREENMAIL

Vote FOR proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments. Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

STAKEHOLDER PROVISIONS

Vote AGAINST proposals that ask the board to consider nonshareholder constituencies or other nonfinancial effects when evaluating a merger or business combination.

STATE ANTITAKEOVER STATUTES

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

7. CAPITAL STRUCTURE

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

Vote FOR management proposals to reduce the par value of common stock.

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS. Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

o It is intended for financing purposes with minimal or no dilution to current shareholders

o It is not designed to preserve the voting power of an insider or significant shareholder

ISSUE STOCK FOR USE WITH RIGHTS PLAN

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

PREEMPTIVE RIGHTS

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

PREFERRED STOCK

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

RECAPITALIZATION

Votes CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following: more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered.

REVERSE STOCK SPLITS

Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote FOR management proposals to implement a reverse stock split to avoid delisting.

Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

SHARE REPURCHASE PROGRAMS

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.


STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

TRACKING STOCK

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.

8. EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to equity-based compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Our model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to plan participants, adjusted for:

o Long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index),

o     Cash compensation, and

o Categorization of the company as emerging, growth, or mature. These adjustments are pegged to market capitalization.

Vote AGAINST plans that expressly permit the repricing of underwater stock options without shareholder approval. Generally vote AGAINST plans in which (1) there is a disconnect between the CEO's pay and company performance (an increase in pay and a decrease in performance) and the main source of the pay increase (over half) is equity-based and (2) the CEO is the participant of the equity proposal. A decrease in performance is based on negative one- and three-year total shareholder returns. An increase in pay is based on the CEO's total direct compensation (salary, cash bonus, present value of stock options, face value of restricted stock, face value of long-term incentive plan payouts, and all other compensation) increasing over the previous year. Also may WITHHOLD votes from the Compensation Committee members. Generally vote AGAINST plans if the company's most recent three-year burn rate exceeds one standard deviation in excess of the industry mean and is over two percent of common shares outstanding. See Table 1 for details.

TABLE 1 : PROXY SEASON 2005 BURN RATE THRESHOLDS
RUSSELL 3000 NON-RUSSELL 3000

                                                       Standard    Mean + Std
GICS         GICS Dsec                         Mean    Deviation   Dev
--------------------------------------------------------------------------------
1010         Energy                            1.60%    1.02%      2.61%
--------------------------------------------------------------------------------
1510         Materials                         1.55%    0.81%      2.36%
--------------------------------------------------------------------------------
2010         Capital Goods                     1.86%    1.19%      3.05%
--------------------------------------------------------------------------------
2020         Commercial Services & Supplies    2.87%    1.53%      4.40%
--------------------------------------------------------------------------------
2030         Transportation                    2.10%    1.50%      3.60%
--------------------------------------------------------------------------------
2510         Automobiles & Components          2.10%    1.37%      3.48%
--------------------------------------------------------------------------------
2520         Consumer Durables & Apparel       2.40%    1.51%      3.90%
--------------------------------------------------------------------------------
2530         Hotels Restaurants & Leisure      2.39%    1.08%      3.48%
--------------------------------------------------------------------------------
2540         Media                             2.34%    1.50%      3.84%
--------------------------------------------------------------------------------
2550         Retailing                         2.89%    1.95%      4.84%
--------------------------------------------------------------------------------
3010 to      Food & Staples Retailing          1.98%    1.50%      3.48%
3030
--------------------------------------------------------------------------------
3510         Health Care Equipment &           3.24%    1.96%      5.20%
             Services
--------------------------------------------------------------------------------
3520         Pharmaceuticals &                 3.60%    1.72%      5.32%
             Biotechnology
--------------------------------------------------------------------------------
4010         Banks                             1.44%    1.17%      2.61%
--------------------------------------------------------------------------------
4020         Diversified Financials            3.12%    2.54%      5.66%
--------------------------------------------------------------------------------
4030         Insurance                         1.45%    0.88%      2.32%
--------------------------------------------------------------------------------
4040         Real Estate                       1.01%    0.89%      1.90%
--------------------------------------------------------------------------------
4510         Software & Services               5.44%    3.05%      8.49%
--------------------------------------------------------------------------------
4520         Technology Hardware &             4.00%    2.69%      6.68%
             Equipment
--------------------------------------------------------------------------------
4530         Semiconductors & Semiconductor    5.12%    2.86%      7.97%
             Equipmen
--------------------------------------------------------------------------------
5010         Telecommunication Services        2.56%    2.39%      4.95%
--------------------------------------------------------------------------------
5510         Utilities                         0.90%    0.65%      1.55%
--------------------------------------------------------------------------------

-------------------------------
   Mean     Standard    Mean +
            Deviation  Std Dev
-------------------------------
  2.59%      2.19%     4.78%
-------------------------------
  2.54%      1.92%     4.46%
-------------------------------
  3.23%      2.93%     6.17%
-------------------------------
  4.39%      3.68%     8.07%
-------------------------------
  2.44%      2.22%     4.66%
-------------------------------
  2.90%      2.28%     5.18%
-------------------------------
  3.42%      2.79%     6.21%
-------------------------------
  3.30%      2.87%     6.17%
-------------------------------
  4.12%      2.89%     7.01%
-------------------------------
  4.26%      3.50%     7.75%
-------------------------------
  3.37%      3.32%     6.68%
-------------------------------
  4.55%      3.24%     7.79%
-------------------------------
  5.77%      4.15%     9.92%
-------------------------------
  1.65%      1.60%     3.25%
-------------------------------
  5.03%      3.53%     8.55%
-------------------------------
  2.47%      1.77%     4.24%
-------------------------------
  1.51%      1.50%     3.01%
-------------------------------
  8.08%      6.01%    14.10%
-------------------------------
  5.87%      4.25%    10.12%
-------------------------------
  6.79%      3.95%    10.74%
-------------------------------
  4.66%      3.90%     8.56%
-------------------------------
  3.74%      4.63%     8.38%
-------------------------------

A company with high three-year average burn rates may avoid triggering the burn rate policy by committing to the industry average over the next years. However, the above general voting guidelines for pay for performance may change if the compensation committee members can demonstrate that they have improved committee performance based on additional public filing such as an DEFA 14A or 8K. The additional filing needs to present strong and compelling evidence of improved performance with new information that has not been disclosed in the original proxy statement. The reiteration of the compensation committee report will not be sufficient evidence of improved committee performance.

Evidence of improved compensation committee performance includes all of the following:

o The compensation committee has reviewed all components of the CEO's compensation, including the following:

-Base salary, bonus, long-term incentives -Accumulative realized and unrealized stock option and restricted stock gains -Dollar value of perquisites and other personal benefits to the CEO and the cost to the company -Earnings and accumulated payment obligations under the company's nonqualified deferred compensation program -Actual projected payment obligations under the company's supplemental executive retirement plan (SERPs)

A tally sheet setting forth all the above components was prepared and reviewed affixing dollar amounts under the various payout scenarios.

o A tally sheet with all the above components should be disclosed for the following termination scenarios:

-Payment if termination occurs within 12 months: $_____

-Payment if "not for cause" termination occurs within 12 months: $_____

-Payment if "change of control" termination occurs within 12 months: $_____

o The compensation committee is committed to provide additional information on the named executives' annual cash bonus program and/or long-term incentive cash plan for the current fiscal year. The compensation committee will provide full disclosure of the qualitative and quantitative performance criteria and hurdle rates used to determine the payouts of the cash program. From this disclosure, shareholders will know the minimum level of performance required for any cash bonus to be delivered as well as the maximum cash bonus payable for superior performance.

The repetition of the compensation committee report does not meet ISS' requirement of compelling and strong evidence of improved disclosure. The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the annual cash bonus and/or long-term incentive cash plan based on the additional disclosure.

o The compensation committee is committed to grant a substantial portion of performance-based equity awards to the named executive officers. A substantial portion of performance-based awards would be at least 50 percent of the shares awarded to each of the named executive officers. Performance-based equity awards are earned or paid out based on the achievement of company performance targets. The company will disclose the details of the performance criteria (e.g., return on equity) and the hurdle rates (e.g., 15 percent) associated with the performance targets. From this disclosure, shareholders will know the minimum level of performance required for any equity grants to be made. The performance-based equity awards do not refer to non-qualified stock options(1) or performance-accelerated grants(2). Instead, performance-based equity awards are performance-contingent grants where the individual will not receive the equity grant by not meeting the target performance and vice versa.

The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the performance-based equity awards based on the additional disclosure.

o The compensation committee has the sole authority to hire and fire outside compensation consultants. The role of the outside compensation consultant is to assist the compensation committee to analyze executive pay packages or contracts and understand the company's financial measures.

BASED ON THE ADDITIONAL DISCLOSURE OF IMPROVED PERFORMANCE OF THE COMPENSATION COMMITTEE, ISS WILL GENERALLY VOTE FOR THE COMPENSATION COMMITTEE MEMBERS UP FOR ANNUAL ELECTION AND VOTE FOR THE EMPLOYEE-BASED STOCK PLAN IF THERE IS ONE ON THE BALLOT. HOWEVER, ISS IS NOT LIKELY TO VOTE FOR THE COMPENSATION COMMITTEE MEMBERS AND/OR THE EMPLOYEE-BASED STOCK PLAN IF ISS BELIEVES THE COMPANY HAS NOT PROVIDED COMPELLING AND SUFFICIENT EVIDENCE OF TRANSPARENT ADDITIONAL DISCLOSURE OF EXECUTIVE COMPENSATION BASED ON THE ABOVE REQUIREMENTS.

(1) Non-qualified stock options are not performanced-based awards unless the grant or the vesting of the stock options is tied to the achievement of the pre-determined and disclosed performance measure. A rising stock market will generally increase share prices of all companies, despite of the company's underlying performance.

(2) Performance-accelerated grants are awards that vest earlier based on the achievement of a specified measure. However, these grants will ultimately vest over time even without the attainment of the goal(s).

DIRECTOR COMPENSATION

Votes on compensation plans for directors are determined on a CASE-BY-CASE basis, using a proprietary, quantitative model developed by ISS.

On occasion, director stock plans that set aside a relatively small of shares when combined with employee or executive stock compensation plans exceed the allowable cap. In such cases, starting proxy season 2005, ISS will supplement the analytical approach with a qualitative review of board compensation for companies, taking into consideration:

o     Director stock ownership guidelines

- A minimum of three times the annual cash retainer.

o     Vesting schedule or mandatory holding/deferral period

- A minimum vesting of three years for stock options or restricted stock, or

- Deferred stock payable at the end of a three-year deferral period.

o     Mix between cash and equity

- A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity.

- If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

o     Retirement/Benefit and Perquisites programs

- No retirement/benefits and perquisites provided to non-employee directors.

o     Quality of disclosure

-Provide detailed disclosure on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

For ISS to recommend a vote FOR director equity plans based on the above qualitative features, a company needs to demonstrate that it meets all the above qualitative features in its proxy statement.

STOCK PLANS IN LIEU OF CASH

Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis. Vote FOR plans which provide a dollar-for-dollar cash for stock exchange. Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered in the quantitative model. However, the cost would be lower than full-value awards since part of the deferral compensation is in-lieu-of cash compensation.

DIRECTOR RETIREMENT PLANS

Vote AGAINST retirement plans for nonemployee directors.

Vote FOR shareholder proposals to eliminate retirement plans for nonemployee directors.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS


Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

o     Historic trading patterns

o     Rationale for the repricing

o     Value-for-value exchange

o     Treatment of surrendered options

o     Option vesting

o     Term of the option

o     Exercise price

o     Participation.

QUALIFIED EMPLOYEE STOCK PURCHASE PLANS

Votes on qualified employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

o     Purchase price is at least 85 percent of fair market value

o     Offering period is 27 months or less, and

o The number of shares allocated to the plan is ten percent or less of the outstanding shares Vote AGAINST qualified employee stock purchase plans where any of the following apply:

o     Purchase price is less than 85 percent of fair market value, or

o     Offering period is greater than 27 months, or

o The number of shares allocated to the plan is more than ten percent of the outstanding shares

NONQUALIFIED EMPLOYEE STOCK PURCHASE PLANS

Votes on nonqualified employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR nonqualified employee stock purchase plans with all the following features:

o Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company).

o Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary.

o Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value.

o No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria.

INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS (OBRA-RELATED COMPENSATION PROPOSALS)

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m). Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate. Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS. Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(K) EMPLOYEE BENEFIT PLANS

Vote FOR proposals to implement a 401(k) savings plan for employees.

SHAREHOLDER PROPOSALS REGARDING EXECUTIVE AND DIRECTOR PAY

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

OPTION EXPENSING

Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.


PERFORMANCE-BASED AWARDS

Generally vote FOR shareholder proposals advocating the use of performance-based awards like indexed, premium-priced, and performance-vested options or performance-based shares, unless:

o The proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options)

o The company demonstrates that it is using a substantial portion of performance-based awards for its top executives

GOLDEN PARACHUTES AND EXECUTIVE SEVERANCE AGREEMENTS

Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include the following:

o     The triggering mechanism should be beyond the control of management

o The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs

o Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and

(2) termination of the executive as a result of the change in control. ISS defines change in control as a change in the company ownership structure.

PENSION PLAN INCOME ACCOUNTING

Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLANS (SERPS)

Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.


9. SOCIAL AND ENVIRONMENTAL ISSUES

CONSUMER ISSUES AND PUBLIC SAFETY

ANIMAL RIGHTS

Vote CASE-BY-CASE on proposals to phase out the use of animals in product testing, taking into account:

o The nature of the product and the degree that animal testing is necessary or federally mandated (such as medical products),

o The availability and feasibility of alternatives to animal testing to ensure product safety, and

o     The degree that competitors are using animal-free testing.


o Generally vote FOR proposals seeking a report on the company's animal welfare standards unless:

o The company has already published a set of animal welfare standards and monitors compliance

o The company's standards are comparable to or better than those of peer firms, and

o There are no serious controversies surrounding the company's treatment of animals

DRUG PRICING

Vote CASE-BY-CASE on proposals asking the company to implement price restraints on pharmaceutical products, taking into account:

o     Whether the proposal focuses on a specific drug and region

o Whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in terms of reduced profits, lower R&D spending, and harm to competitiveness

o The extent that reduced prices can be offset through the company's marketing budget without affecting R&D spending

o     Whether the company already limits price increases of its products

o Whether the company already contributes life -saving pharmaceuticals to the needy and Third World countries

o     The extent that peer companies implement price restraints

GENETICALLY MODIFIED FOODS


Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:

o The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution

o The quality of the company's disclosure on GE product labeling and related voluntary initiatives and how this disclosure compares with peer company disclosure

o Company's current disclosure on the feasibility of GE product labeling, including information on the related costs

o Any voluntary labeling initiatives undertaken or considered by the company. Vote CASE-BY-CASE on proposals asking for the preparation of a report on the financial, legal, and environmental impact of continued use of GE ingredients/seeds.

o The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution

o The quality of the company's disclosure on risks related to GE product use and how this disclosure compares with peer company disclosure

o The percentage of revenue derived from international operations, particularly in Europe, where GE products are more regulated and consumer backlash is more pronounced. Vote AGAINST proposals seeking a report on the health and environmental effects of genetically modified organisms
      (GMOs). Health studies of this sort are better undertaken by regulators and the scientific community. Vote AGAINST proposals to completely phase out GE ingredients from the company's products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company's products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to federal regulators) that outweigh the economic benefits derived from biotechnology.

HANDGUNS

Generally vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

HIV/AIDS

Vote CASE-BY-CASE on requests for reports outlining the impact of the health pandemic (HIV/AIDS, malaria and tuberculosis) on the company's Sub-Saharan operations and how the company is responding to it, taking into account:

o The nature and size of the company's operations in Sub-Saharan Africa and the number of local employees

o The company's existing healthcare policies, including benefits and healthcare access for local workers

o     Company donations to healthcare providers operating in the region

Vote AGAINST proposals asking companies to establish, implement, and report on a standard of response to the HIV/AIDS, TB, and Malaria health pandemic in Africa and other developing countries, unless the company has significant operations in these markets and has failed to adopt policies and/or procedures to address these issues comparable to those of industry peers.


PREDATORY LENDING

Vote CASE-BY CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:

o Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices

o Whether the company has adequately disclosed the financial risks of its subprime business

o Whether the company has been subject to violations of lending laws or serious lending controversies

o     Peer companies' policies to prevent abusive lending practices.


TOBACCO

Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors: Second-hand smoke:

o     Whether the company complies with all local ordinances and regulations

o The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness

o     The risk of any health-related liabilities. Advertising to youth:

o Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations

o     Whether the company has gone as far as peers in restricting advertising

o Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth

o Whether restrictions on marketing to youth extend to foreign countries Cease production of tobacco-related products or avoid selling products to tobacco companies:

o     The percentage of the company's business affected

o The economic loss of eliminating the business versus any potential tobacco-related liabilities.

o     Spinoff tobacco-related businesses:

o     The percentage of the company's business affected

o     The feasibility of a spinoff

o Potential future liabilities related to the company's tobacco business. Stronger product warnings:

Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities. Investment in tobacco stocks:

Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

ENVIRONMENT AND ENERGY

ARCTIC NATIONAL WILDLIFE REFUGE


Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:

o New legislation is adopted allowing development and drilling in the ANWR region;

o     The company intends to pursue operations in the ANWR; and

o The company does not currently disclose an environmental risk report for their operations in the ANWR.


CERES PRINCIPLES

Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:

o The company's current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES

o The company's environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills

o Environmentally conscious practices of peer companies, including endorsement of CERES

o     Costs of membership and implementation.


ENVIRONMENTAL-ECONOMIC RISK REPORT

Vote CASE BY CASE on proposals requesting an economic risk assessment of environmental performance considering:

o     The feasibility of financially quantifying environmental risk factors,

o The company's compliance with applicable legislation and/or regulations regarding environmental performance,

o     The costs associated with implementing improved standards,

o The potential costs associated with remediation resulting from poor environmental performance, and

o     The current level of disclosure on environmental policies and initiatives.


ENVIRONMENTAL REPORTS

Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.

GLOBAL WARMING


Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company's line of business.

Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.


RECYCLING

Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

o     The nature of the company's business and the percentage affected

o     The extent that peer companies are recycling

o     The timetable prescribed by the proposal

o     The costs and methods of implementation

o Whether the company has a poor environmental track record, such as violations of federal and state regulations.

RENEWABLE ENERGY


In general, vote FOR requests for reports on the feasibility of developing renewable energy sources unless the report is duplicative of existing disclosure or irrelevant to the company's line of business.

Generally vote AGAINST proposals requesting that the company invest in renewable energy sources. Such decisions are best left to management's evaluation of the feasibility and financial impact that such programs may have on the company.

SUSTAINABILITY REPORT

Generally vote FOR proposals requesting the company to report on policies and initiatives related to social, economic, and environmental sustainability, unless:

o The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; comprehensive Code of Corporate Conduct; and/or Diversity Report; or

o The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

GENERAL CORPORATE ISSUES

OUTSOURCING/ OFFSHORING

Vote CASE BY CASE on proposals calling for companies to report on the risks associated with outsourcing, considering:

o     Risks associated with certain international markets

o     The utility of such a report to shareholders

o The existence of a publicly available code of corporate conduct that applies to international operations

LINK EXECUTIVE COMPENSATION TO SOCIAL PERFORMANCE

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:

o     The relevance of the issue to be linked to pay

o The degree that social performance is already included in the company's pay structure and disclosed

o The degree that social performance is used by peer companies in setting pay

o Violations or complaints filed against the company relating to the particular social performance measure

o Artificial limits sought by the proposal, such as freezing or capping executive pay

o     Independence of the compensation committee

o     Current company pay levels.

CHARITABLE/POLITICAL CONTRIBUTIONS

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

o The company is in compliance with laws governing corporate political activities, and

o The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to report or publish in newspapers the company's political contributions. Federal and state laws restrict the amount of corporate contributions and include reporting requirements.

Vote AGAINST proposals disallowing the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

LABOR STANDARDS AND HUMAN RIGHTS

CHINA PRINCIPLES

Vote AGAINST proposals to implement the China Principles unless:

o There are serious controversies surrounding the company's China operations, and

o The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

COUNTRY-SPECIFIC HUMAN RIGHTS REPORTS

Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on:

o     The nature and amount of company business in that country

o     The company's workplace code of conduct

o     Proprietary and confidential information involved

o     Company compliance with U.S. regulations on investing in the country

o     Level of peer company involvement in the country.

INTERNATIONAL CODES OF CONDUCT/VENDOR STANDARDS

Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:

o The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent

o     Agreements with foreign suppliers to meet certain workplace standards

o     Whether company and vendor facilities are monitored and how

o     Company participation in fair labor organizations

o     Type of business

o     Proportion of business conducted overseas

o     Countries of operation with known human rights abuses

o Whether the company has been recently involved in significant labor and human rights controversies or violations

o     Peer company standards and practices

o     Union presence in company's international factories

o Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:

o The company does not operate in countries with significant human rights violations

o     The company has no recent human rights controversies or violations, or

o The company already publicly discloses information on its vendor standards compliance.

MACBRIDE PRINCIPLES

Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:

o     Company compliance with or violations of the Fair Employment Act of 1989

o Company antidiscrimination policies that already exceed the legal requirements

o     The cost and feasibility of adopting all nine principles

o The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles)

o     The potential for charges of reverse discrimination

o The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted

o     The level of the company's investment in Northern Ireland

o     The number of company employees in Northern Ireland

o     The degree that industry peers have adopted the MacBride Principles

o Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

MILITARY BUSINESS

FOREIGN MILITARY SALES/OFFSETS

Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

LANDMINES AND CLUSTER BOMBS

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:

o     Whether the company has in the past manufactured landmine components

o     Whether the company's peers have renounced future production

o Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:

o     What weapons classifications the proponent views as cluster bombs

o Whether the company currently or in the past has manufactured cluster bombs or their components

o     The percentage of revenue derived from cluster bomb manufacture

o     Whether the company's peers have renounced future production

NUCLEAR WEAPONS

Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.


OPERATIONS IN NATIONS SPONSORING TERRORISM (IRAN)

Vote CASE-BY-CASE on requests for a board committee review and report outlining the company's financial and reputational risks from its operations in Iran, taking into account current disclosure on:

o The nature and purpose of the Iranian operations and the amount of business involved (direct and indirect revenues and expenses) that could be affected by political disruption

o     Compliance with U.S. sanctions and laws


SPACED-BASED WEAPONIZATION

Generally vote FOR reports on a company's involvement in spaced-based weaponization unless:

o     The information is already publicly available or

o     The disclosures sought could compromise proprietary information.

WORKPLACE DIVERSITY

BOARD DIVERSITY

Generally vote FOR reports on the company's efforts to diversify the board, unless:

o The board composition is reasonably inclusive in relation to companies of similar size and business or

o The board already reports on its nominating procedures and diversity initiatives.


Generally vote AGAINST proposals that would call for the adoption of specific committee charter language regarding diversity initiatives unless the company fails to publicly disclose existing equal opportunity or nondiscrimination policies.


Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

o     The degree of board diversity

o     Comparison with peer companies

o     Established process for improving board diversity

o     Existence of independent nominating committee

o     Use of outside search firm

o     History of EEO violations.

EQUAL EMPLOYMENT OPPORTUNITY (EEO)

Generally vote FOR reports outlining the company's affirmative action initiatives unless all of the following apply:

o     The company has well-documented equal opportunity programs

o The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

o     The company has no recent EEO-related violations or litigation.

Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

GLASS CEILING

Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:

o     The composition of senior management and the board is fairly inclusive

o The company has well-documented programs addressing diversity initiatives and leadership development

o The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

o The company has had no recent, significant EEO-related violations or litigation

SEXUAL ORIENTATION


Vote FOR proposals seeking to amend a company's EEO statement in order to prohibit discrimination based on sexual orientation, unless the change would result in excessive costs for the company.

Vote AGAINST proposals to ext end company benefits to or eliminate benefits from domestic partners. Benefits decisions should be left to the discretion of the company.


10. MUTUAL FUND PROXIES

ELECTION OF DIRECTORS


Vote the election of directors on a CASE-BY-CASE basis, considering the following factors: board structure; director independence and qualifications; and compensation of directors within the fund and the family of funds attendance at board and committee meetings.

Votes should be withheld from directors who:

o     attend less than 75 percent of the board and committee meetings

o     without a valid excuse for the absences. Valid reasons include illness or

o absence due to company business. Participation via telephone is acceptable.

o     In addition, if the director missed only one meeting or one day's

o     meetings, votes should not be withheld even if such absence dropped the

o     director's attendance below 75 percent.

o ignore a shareholder proposal that is approved by a majority of shares o outstanding;

o     ignore a shareholder proposal that is approved by a majority of the

o     votes cast for two consecutive years;

o     are interested directors and sit on the audit or nominating committee; or

o     are interested directors and the full board serves as the audit or

o     nominating committee or the company does not have one of these

o     committees.

CONVERTING CLOSED-END FUND TO OPEN-END FUND

Vote conversion proposals on a CASE-BY-CASE basis, considering the following factors: past performance as a closed-end fund; market in which the fund invests; measures taken by the board to address the discount; and past shareholder activism, board activity, and votes on related proposals. Proxy Contests Votes on proxy contests should be determined on a CASE-BY-CASE basis, considering the following factors:


o     Past performance relative to its peers

o     Market in which fund invests

o     Measures taken by the board to address the issues

o     Past shareholder activism, board activity, and votes on related proposals

o     Strategy of the incumbents versus the dissidents

o     Independence of directors

o     Experience and skills of director candidates

o     Governance profile of the company

o     Evidence of management entrenchment

INVESTMENT ADVISORY AGREEMENTS

Votes on investment advisory agreements should be determined on a CASE-BY-CASE basis, considering the following factors:

o     Proposed and current fee schedules

o     Fund category/investment objective

o     Performance benchmarks


o     Share price performance as compared with peers


o     Resulting fees relative to peers

o     Assignments (where the advisor undergoes a change of control)


APPROVING NEW CLASSES OR SERIES OF SHARES


Vote FOR the establishment of new classes or series of shares.

PREFERRED STOCK PROPOSALS


Votes on the authorization for or increase in preferred shares should be determined on a CASE-BY-CASE basis, considering the following factors: stated specific financing purpose, possible dilution for common shares, and whether the shares can be used for antitakeover purposes

1940 ACT POLICIES

Votes on 1940 Act policies should be determined on a CASE-BY-CASE basis, considering the following factors: potential competitiveness; regulatory developments; current and potential returns; and current and potential risk. Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with t he current SEC interpretation.

CHANGING A FUNDAMENTAL RESTRICTION TO A NONFUNDAMENTAL RESTRICTION

Proposals to change a fundamental restriction to a nonfundamental restriction should be evaluated on a CASE-BY-CASE basis, considering the following factors: the fund's target investments, the reasons given by the fund for the change, and the projected impact of the change on the portfolio.


CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NONFUNDAMENTAL

Vote AGAINST proposals to change a fund's fundamental investment objective to nonfundamental.

NAME CHANGE PROPOSALS


Votes on name change proposals should be determined on a CASE-BY-CASE basis, considering the following factors: political/economic changes in the target market, consolidation in the target market, and current asset composition

CHANGE IN FUND'S SUBCLASSIFICATION

Votes on changes in a fund's subclassification should be determined on a CASE-BY-CASE basis, considering the following factors: potential competitiveness, current and potential returns, risk of concentration, and consolidation in target industry

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION

Vote these proposals on a CASE-BY-CASE basis, considering the following factors: strategies employed to salvage the company; the fund's past performance; and terms of the liquidation.

CHANGES TO THE CHARTER DOCUMENT

Votes on changes to the charter document should be determined on a CASE-BY-CASE basis, considering the following factors:

o     The degree of change implied by the proposal

o     The efficiencies that could result

o     The state of incorporation

o Regulatory standards and implications Vote AGAINST any of the following changes:

o Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series

o Removal of shareholder approval requirement for amendments to the new declaration of trust

o Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act

o Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares

o Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements

o Removal of shareholder approval requirement to change the domicile of the fund


CHANGING THE DOMICILE OF A FUND

Vote reincorporations on a CASE-BY-CASE basis, considering the following factors: regulations of both states; required fundamental policies of both states; and the increased flexibility available.


AUTHORIZING THE BOARD TO HIRE AND TERMINATE SUBADVISORS WITHOUT SHAREHOLDER APPROVAL

Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

DISTRIBUTION AGREEMENTS

Vote these proposals on a CASE-BY-CASE basis, considering the following factors: fees charged to comparably sized funds with similar objectives, the proposed distributor's reputation and past performance, the competitiveness of the fund in the industry, and terms of the agreement.

MASTER-FEEDER STRUCTURE

Vote FOR the establishment of a master-feeder structure.

MERGERS

Vote merger proposals on a CASE-BY-CASE basis, considering the following factors: resulting fee structure, performance of both funds, continuity of management personnel, and changes in corporate governance and their impact on shareholder rights.


SHAREHOLDER PROPOSALS TO ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

SHAREHOLDER PROPOSALS TO REIMBURSE SHAREHOLDER FOR EXPENSES INCURRED

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

SHAREHOLDER PROPOSALS TO TERMINATE THE INVESTMENT ADVISOR

Vote to terminate the investment advisor on a CASE-BY-CASE basis, considering the following factors: performance of the fund's NAV, the fund's history of shareholder relations, and the performance of other funds under the advisor's management

                             THE GLENMEDE PORTFOLIOS

                            PART C. OTHER INFORMATION

                                                                         PEA #20


ITEM 23.    EXHIBITS

(a) Master Trust Agreement dated March 3, 1992, is incorporated herein by reference to Exhibit 1 of Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A (Nos. 33-46593/811-6578) filed with the SEC on December 29, 1995.

(b)   (1)   By-Laws of the Registrant, dated March 3, 1992, are incorporated herein by reference to Exhibit 2 of Post-Effective Amendment No. 6.

      (2) Amendment No. 1 to the By-Laws of the Registrant, adopted on September 15, 2004, is incorporated herein by reference to Exhibit
            (b)(2) of Post-Effective Amendment No. 18 to the Registrant's Registration Statement on Form N-1A (Nos. 33-46593/811-6578) filed with the SEC on December 12, 2004 ("Post-Effective Amendment No. 18").

(c) See: Articles IV and V of Registrant's Master Trust Agreement, which is incorporated herein by reference as Exhibit (a); and Article 7 of Registrant's By-laws, which are incorporated herein by reference as Exhibit (b).

(d)   (1)   Investment Advisory Agreement between the Registrant and The
            Glenmede Trust Company, dated June 5, 1992, is incorporated herein by reference to Exhibit 5(a) of Post-Effective Amendment No. 6.

      (2) Supplement, dated March 2, 1993, to the Investment Advisory Agreement between the Registrant and The Glenmede Trust Company, relating to the New Jersey Muni and Maryland Muni Portfolios is incorporated herein by reference to Exhibit 5(b) of Post-Effective Amendment No. 6.

      (3) Amendment No. 1, dated September 13, 1994, to the Investment Advisory Agreement between the Registrant and The Glenmede Trust Company is incorporated herein by reference to Exhibit 5(c) of Post-Effective Amendment No. 6 .

      (4) Assumption and Guarantee, dated September 1, 2000, between The Glenmede Trust Company and Glenmede Advisers, Inc., with respect to the Investment Advisory Agreement between the Registrant and The Glenmede Trust Company, relating to the New Jersey Muni and Muni Intermediate Portfolios, is incorporated herein by reference to Exhibit (d)(4) of Post-Effective Amendment No. 13 to the Registrant's Registration Statement on Form N-1A (Nos. 33-46593/811-6578) filed with the SEC on February 28, 2001("Post-Effective Amendment No. 13").

(e)   (1)   Distribution Agreement, dated October 1, 2001, between the
            Registrant and Quasar Distributors, Inc. is incorporated herein by reference to Exhibit (e)(2) of Post-Effective Amendment No.14 to the Registrant's Registration Statement on Form N-1A (Nos.
            33-46593/811-6578) filed with the SEC on January 29, 2002
            ("Post-Effective Amendment No. 14").

(f)         Not Applicable.

(g)   (1)   Custody Agreement, dated September 1, 2001, between the Registrant and Investors Bank & Trust Company is incorporated herein by reference to Exhibit (g)(1) of Post-Effective Amendment No. 14.

      (2) Amendment to Custody Agreement, effective March 28, 2003, between Registrant and Investors Bank & Trust Company is incorporated herein by reference to Exhibit (g)(2) of Post-Effective Amendment No. 16 to the Registrant's Registration Statement on Form N-1A (Nos. 33-46593/811-6578) filed with the SEC on December 12, 2003 ("Post-Effective Amendment No. 16").

      (3) First Amendment to Custody Agreement, dated December 10, 2003, between the Registrant and Investors Bank & Trust Company is incorporated herein by reference to Exhibit (g)(3) of Post-Effective Amendment No. 17 (Nos. 33-46593/811-6578) filed with the SEC on February 27, 2004 ("Post-Effective Amendment No. 17").

(h)   (1)   Administration Agreement, dated as of September 1, 2002, between
            Registrant and Investors Bank & Trust Company is incorporated herein by reference to Exhibit (h)(2) of Post-Effective Amendment No. 14.

      (2) Transfer Agency Agreement, dated as of September 1, 2002, between Registrant and Investors Bank & Trust Company is incorporated herein by reference to Exhibit (h)(3) of Post-Effective Amendment No. 14.

      (3) Amended and Restated Shareholder Servicing Agreement, dated as of January 1, 2004 and Plan, dated as of December 10, 2003, is incorporated herein by reference to Exhibit (h)(3) of Post-Effective Amendment No. 17.

      (4) First Amendment to Administration Agreement, dated as of December 10, 2003, between Registrant and Investors Bank & Trust Company is incorporated herein by reference to Exhibit (h)(4) of Post-Effective Amendment No. 17.

      (5) First Amendment to Transfer Agency Agreement, dated as of December 10, 2003, between Registrant and Investors Bank & Trust Company is incorporated herein by reference to Exhibit (h)(5) of Post-Effective Amendment No. 17.

      (6) Opinion of Counsel as to Legality of Securities Being Registered is incorporated herein by reference to Exhibit 10 of Post-Effective Amendment No. 9 (Nos. 33-46593/811-6578) filed with the SEC on March 2, 1998 ("Post-Effective Amendment No. 9").

(j)   (1)   Consent of Drinker Biddle & Reath LLP

      (2) Consent of Independent Registered Public Accounting Firm to be filed by amendment.

(k)         Not Applicable.

(l)   (1)   Purchase Agreement between Registrant and The Glenmede Trust
            Company is incorporated herein by reference to Exhibit 13(a) of Post-Effective Amendment No. 9.

      (2) Purchase Agreement between the Registrant and The Glenmede Trust Company relating to the New Jersey Muni and Maryland Muni Portfolios, dated November 1, 1993, is incorporated herein by reference to Exhibit 13(b) of Post-Effective Amendment No. 6.


(m)         Not Applicable.

(n)         Not Applicable.

(p)   (1)   Code of Ethics of The Glenmede Portfolios is incorporated herein by reference to Exhibit (p)(1) of Post-Effective Amendment No. 19
            (Nos. 33-46593/811-6578) filed with the SEC on February 25, 2005
            ("Post-Effective Amendment No. 19").

      (2) Amended Code of Ethics of Glenmede Advisers, Inc. is filed herein as Exhibit (p)(2).


ITEM 24.    PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

            Registrant is not controlled by or under common control with any person. Registrant is controlled by its Board of Trustees.

ITEM 25.    INDEMNIFICATION

            Reference is made to Article VI of Registrant's Master Trust Agreement which is incorporated herein by reference as Exhibit 1. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of counsel the matter has been settled by controlling precedent, submit to court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26.    BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

            Reference is made to the caption of "Investment Advisor" in the Prospectus in Part A of this Registration Statement and "Investment Advisory and Other Services" in Part B of this Registration Statement.

            Set forth below is a list of all of the directors, senior officers and those officers primarily responsible for Registrant's affairs and, with respect to each such person, the name and business address of the Company (if any) with which such person has been connected at any time since October 31, 2003, as well as the capacity in which such person was connected.

NAME AND POSITION WITH                BUSINESS ADDRESS                    CONNECTION WITH
GLENMEDE ADVISERS                     OF OTHER COMPANY                    OTHER COMPANY
Albert E. Piscopo                     The Glenmede Trust                  Director, President and Chief
Director, President and Chief           Company, N.A.                     Executive Officer
Executive Officer                     Rittenhouse Square                  Director/Board Member
                                        Indemnity Ltd.
                                      Lightport.com                       Director
                                      Community College of                Director
                                        Philadelphia
                                      Opera Company of Philadelphia       Director/Treasurer, Chair Finance
                                                                          Committee
                                      Drexel Hill School of the Holy      Trustee
                                        Child

James R. Belanger                     The Glenmede Trust                  Senior Vice President, Corporate
Director, Senior Vice President,        Company, N.A.                     Counsel and Managing Director of
Corporate Counsel and Managing                                            Business Assurance
Director of Business Assurance        Rittenhouse Square                  Officer/Board Member
                                        Indemnity, Ltd.
                                      Tilton Family Trust                 Co-Trustee
                                      Louis Tilton Rev. Trust             Co-Trustee
                                      United Way Fund Distribution        Member
                                        Committee

Laura Williamson                      The Glenmede Trust                  Senior Vice President, Chief
Director, Senior Vice President,        Company, N.A.                     Financial Officer and Treasurer
Chief Financial Officer and
Treasurer

Mary Ann B. Wirts                     The Glenmede Trust                  First Vice President and Managing
Director and First Vice President       Company, N.A.                     Director of Fixed Income

                                      Woodmere Art Museum                 Treasurer/Board Member
                                      National Society of Colonial        Asst. Treasurer/Board Member
                                        Dames
                                      Morris Animal Refuge                Trustee
                                        Endowment Fund
                                      The Acorn Club                      Vice President, Board
                                                                          Member/Chairman of the Finance
                                                                          Committee

Gordon Fowler                         The Glenmede Trust                  Senior Vice President and Chief
Senior Vice President                   Company, N.A.                     Investment Officer

Robert J. Mancuso                     The Glenmede Trust                  Co-Managing Director-Investment
First Vice President                    Company, N.A.                     Products Management

Stephen J. Mahoney                    The Glenmede Trust                  First Vice President
First Vice President                    Company, N.A.

Stephen R. Point                      The Glenmede Trust                  First Vice President
First Vice President                    Company, N.A.

Anthony K. Iuliano                    The Glenmede Trust                  First Vice President
First Vice President                    Company, N.A.

Laura A. LaRosa                       The Glenmede Trust                  First Vice President
First Vice President                    Company, N.A.

George F. Foley                       The Glenmede Trust                  First Vice President
First Vice President                    Company, N.A.

Vladimir de Vassal                    The Glenmede Trust                  First Vice President
First Vice President                    Company, N.A.

Scott W. McGough                      The Glenmede Trust                  Vice President
First Vice President                    Company, N.A.

Kimberly C. Osborne                   The Glenmede Trust                  Vice President
Vice President                          Company, N.A.

Rosemarie J. Kane                     The Glenmede Trust                  Vice President
Vice President                          Company, N.A.

Christopher J. Colarik                The Glenmede Trust                  Vice President
Vice President                          Company, N.A.

John R. Kichula                       The Glenmede Trust                  Vice President
Vice President                          Company, N.A.

Cynthia Axelrod                       The Glenmede Trust                  Vice President
Vice President                          Company, N.A.

Andrew E. Fulton                      The Glenmede Trust                  Vice President
Vice President                          Company, N.A.

R. Bradford Hoopman                   The Glenmede Trust                  Vice President
Vice President                          Company, N.A.

John Thomas                           The Glenmede Trust                  Vice President
Vice President                          Company, N.A.

Paul T. Sullivan                      The Glenmede Trust                  Vice President
Vice President                          Company, N.A.

Adam Conish                           The Glenmede Trust                  Senior Investment Officer
Senior Investment Officer               Company, N.A.

Michael C. Crow                       The Glenmede Trust                  Investment Officer
Investment Officer                      Company, N.A.

ITEM 27.    PRINCIPAL UNDERWRITERS.

      (a) In addition to The Glenmede Portfolios, Quasar Distributors, LLC ("Quasar Distributors") currently acts as distributor for The Glenmede Fund, Inc. Quasar Distributors also acts as principal underwriter for the following investment companies:

AIP Alternative Strategies Funds                Guinness Atkinson Funds                       Permanent Portfolio Funds
Akros Absolute Return Fund                      Harding Loevner Funds                         Perritt Opportunities Funds
Al Frank Funds                                  Hennessy Funds, Inc                           PIA Funds
Allied Asset Advisors Funds                     Hennessy Mutual Funds, Inc.                   PIC Funds
Alpine Equity Trust                             Hester Total Return Fund                      Portfolio 21
Alpine Income Trust                             High Pointe Funds                             Primecap Odyssey Funds
Alpine Series Trust                             Hotchkis and Wiley Funds                      Prudent Bear Funds, Inc.
American Trust Allegiance Fund                  Intrepid Capital Management                   Purisima Funds
Appleton Group                                  Jacob Internet Fund Inc.                      Rainier Funds
Ascentia Long/Short Fund                        Jacobs & Company Mutual Fund                  Rockland Small Cap Growth Fund
Bowen, Hanes Investment Trust                   Jensen Portfolio                              Stephens Management Co.
Brandes Investment Trust                        Julius Baer Funds                             Summit Funds
Brandywine Blue Funds, Inc.                     Kensington Funds                              Teberg Fund
Brazos Mutual Funds                             Kiewit Investment Fund L.P.                   Thompson Plumb (TIM)
Bridges Investment Fund, Inc                    Kirr Marbach Partners Funds, Inc              TIFF Investment Program, Inc.
Builders Fixed Income Fund, Inc.                Leonetti Funds                                Tygh Capital Management
Buffalo Funds                                   Light Revolution Fund                         Villere Fund
Capital Advisors Funds                          Lighthouse Capital Management                 Women's Equity Fund
CastleRock Fun                                  LKCM Funds
Chase Funds                                     Masters' Select Fund Trust
Conning Money Market Portfolio                  Matrix Asset Advisors, Inc.
Cookson Peirce                                  McCarthy Fund
Country Funds                                   McIntyre Global Equity Fund
Cullen Funds                                    MDT Funds
Duncan-Hurst Funds                              Midanek/Pak Fund
Edgar Lomax Value Fund                          Monetta Fund, Inc.
Everest Series Funds Trust                      Monetta Trust
FFTW Funds, Inc.                                MP63 Fund
FIMCO Funds                                     Muhlenkamp (Wexford Trust)
First American Funds, Inc.                      Mutuals.com
First Amer Investment Funds, Inc.               Mutuals.com Vice Fund
First Amer Strategy Funds, Inc.                 Nicholas Funds
Fort Pitt Capital Group, Inc.                   NorCap Funds, Inc.
Fund X Funds                                    Optimum Q Funds
Greenspring Fund                                Osterweis Funds
Greenville Small Cap Growth Fund                Perkins Capital Management

      (b) Information regarding Quasar Distributors, LLC is described in Schedule A of its Form BD as currently on file with the SEC, the text of which is hereby incorporated by reference.

            CRD # on Form BD
            ----------------
            103848

      (c)   Not Applicable.


ITEM 28.    LOCATION OF ACCOUNTS AND RECORDS.

            All accounts, books and other documents required to be maintained by
      Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of:

            (1)      Glenmede Advisers, Inc.
                     One Liberty Place
                     1650 Market Street, Suite 1200
                     Philadelphia, Pennsylvania 19103
                     (records relating to its functions as investment advisor)

            (2)      Investors Bank & Trust Company
                     200 Clarendon Street, LEG 13
                     Boston, Massachusetts  02116
                     (records relating to its functions as custodian, administrator, transfer agent and dividend disbursing agent)

            (3)      Quasar Distributors, LLC
                     615 East Michigan Street
                     Milwaukee, WI  53202
                     (records relating to its functions as distributor)

            (4)      Drinker Biddle & Reath LLP
                     One Logan Square 18th & Cherry Streets
                     Philadelphia, Pennsylvania 19103-6996
                     (Registrant's minute books)

ITEM 29.    MANAGEMENT SERVICES.

            Not Applicable.


ITEM 30.    UNDERTAKINGS.

(a) Registrant undertakes to comply with the provisions of Section 16(c) of the 1940 Act in regard to shareholders' right to call a meeting of shareholders for the purpose of voting on the removal of trustees and to assist in shareholder communications in such matters, to the extent required by law. Specifically, the Registrant will, if requested to do so by the holders of at least 10% of the Registrant's outstanding voting shares, call a meeting of shareholders for the purpose of voting upon the question of the removal of trustees, and the Registrant will assist in shareholder communications as required by Section 16(c) of the 1940 Act.

(b) Registrant undertakes to furnish to each person to whom a prospectus is delivered, a copy of Registrant's latest annual report to shareholders, upon request and without delay.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 20 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, and Commonwealth of Pennsylvania on the 15th day of December 2005.

                                        THE GLENMEDE PORTFOLIOS

                                     By /s/ Mary Ann B. Wirts
                                       -----------------------------------
                                        Mary Ann B. Wirts
                                        President and Treasurer
                                        (Chief Executive Officer and Chief
                                          Financial Officer)


      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 20 to the Registration Statement had been signed below by the following persons in the capacities indicated on the 15th day of December 2005.

         SIGNATURE                 TITLE                       DATE

*                                  Chairman                    December 15, 2005
---------------------------
John W. Church, Jr.


/s/ Mary Ann B. Wirts              President                   December 15, 2005
---------------------------        (Chief Executive
Mary Ann B. Wirts                  Officer) and Treasurer
                                   (Chief Financial Officer)


*                                  Trustee                     December 15, 2005
---------------------------
H. Franklin Allen, Ph.D.


*                                  Trustee                     December 15, 2005
---------------------------
Willard S. Boothby, Jr.


*                                  Trustee                     December 15, 2005
---------------------------
Francis J. Palamara


*                                  Trustee                     December 15, 2005
---------------------------
G. Thompson Pew, Jr.


*By /s/ Michael P. Malloy
    -----------------------------------
    Michael P. Malloy, Attorney-in-fact

                                  EXHIBIT INDEX

EXHIBIT NO.

--------------------------------------------------------------------------------
  (j) (1) Consent of Drinker Biddle & Reath LLP.

--------------------------------------------------------------------------------
  (p) (2) Amended Code of Ethics of Glenmede Advisers, Inc

--------------------------------------------------------------------------------